UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-5930
                                                     ---------------------

             Nuveen California Performance Plus Municipal Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: February 28
                                           ------------------

                  Date of reporting period: February 28, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


    ANNUAL REPORT   |   Nuveen Investments
February 28, 2009   |   MUNICIPAL CLOSED-END FUNDS

[PHOTO OF: SMALL CHILD]

NUVEEN CALIFORNIA
MUNICIPAL VALUE FUND, INC.
NCA

NUVEEN CALIFORNIA
PERFORMANCE PLUS
MUNICIPAL FUND, INC.
NCP

NUVEEN CALIFORNIA
MUNICIPAL MARKET
OPPORTUNITY FUND, INC.
NCO

NUVEEN CALIFORNIA
INVESTMENT QUALITY
MUNICIPAL FUND, INC.
NQC

NUVEEN CALIFORNIA
SELECT QUALITY
MUNICIPAL FUND, INC.
NVC

NUVEEN CALIFORNIA
QUALITY INCOME
MUNICIPAL FUND, INC.
NUC

Its not what you earn, it's what you keep.(R)    |      LOGO: NUVEEN Investments

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

Chairman's
LETTER TO SHAREHOLDERS

[PHOTO OF ROBERT P. BREMNER]  |   Robert P. Bremner   |   Chairman of the Board

Dear Shareholders,

I write this letter in a time of continued uncertainty about the current state of the U.S. financial system and pessimism about the future of the global economy. Many have observed that the conditions that led to the crisis have built up over time and will complicate and extend the course of recovery. At the same time, government officials in the U.S. and abroad have implemented a wide range of programs to restore stability to the financial system and encourage economic recovery. It is believed that these efforts will moderate the extent of the downturn and hasten the inevitable recovery, even though it is hard to envision that outcome in the current environment.

As you will read in this report, the continuing financial and economic problems are weighing heavily on the values of equities and fixed-income assets and unfortunately the performance of your Nuveen Fund has been similarly affected. In addition to the financial statements, I hope that you will carefully review the Portfolio Manager's Comments, the Common Share Dividend and Share Price Information and the Performance Overview sections of this report and please note this is a six month annual report. During the current fiscal period, the Board of Directors approved a change in the Funds' fiscal and tax year end from August 31 to February 28/29. These comments highlight the manager's pursuit of investment strategies that depend on thoroughly researched securities, diversified portfolio holdings and well established investment disciplines to achieve your Fund's investment goals. The Fund Board believes that a consistent focus on long-term investment goals provides the basis for successful investment over time and we monitor your Fund with that objective in mind.

Nuveen continues to work on resolving the issues related to the auction rate preferred shares situation, but the unsettled conditions in the credit markets have slowed progress. Nuveen is actively pursuing a number of solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we work through the many issues involved. Please consult the Nuveen website: www.nuveen.com, for the most recent information.

On behalf of myself and the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner
---------------------------------
Robert P. Bremner
Chairman of the Nuveen Fund Board
April 20, 2009

Portfolio Manager's COMMENTS

Nuveen Investments Municipal Closed-End Funds | NCA, NCP, NCO, NQC, NVC, NUC

During the current fiscal period, the Board of Directors approved a change in the Funds' fiscal and tax year end from August 31 to February 28/29.

Portfolio manager Scott Romans reviews economic and municipal market conditions at both the national and state levels, key investment strategies, and the six-month performance of the Nuveen California Municipal Funds. Scott, who joined Nuveen in 2000, has managed these six Funds since 2003.

WHAT FACTORS AFFECTED THE U.S. ECONOMIC AND MUNICIPAL MARKET ENVIRONMENTS DURING THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2009?

During this period, downward pressure on the economy continued and stress in the financial and credit markets led to increased price volatility for most securities, reduced liquidity and a general flight to quality. In an effort to improve overall economic conditions, the Federal Reserve (Fed) cut the fed funds target interest rate in December 2008 to between zero and 0.25%, its lowest level on record. (On March 18, 2009, following the end of this reporting period, the Fed announced that, in addition to maintaining the fed funds rate at its 0-0.25% level, it would buy $300 billion in Treasury securities over the next six months in an effort to improve conditions in private credit markets and up to an additional $750 billion of agency mortgage-backed securities to bolster the housing market.)

After declining at an annual rate of 0.5% in the third quarter of 2008, Gross domestic product (GDP) -- a measure of national economic output -- contracted at an annual rate of 6.2% in the fourth quarter of 2008, the weakest performance since 1982. Signs of a deepening housing recession continued to trouble the economy, with the price of a single-family home falling a record 18.2% in 2008. In the labor markets, February 2009 marked the fourteenth consecutive month of job losses and the third straight month employment losses topped 600,000, the first such occurrence since records began in 1939. The national unemployment rate for February 2009 was 8.1%, its highest point in more than 25 years. At the same time, inflation remained subdued. The Consumer Price Index (CPI), reflecting large drops in energy and transportation prices, registered a 0.2% year-over-year gain in February 2009, while the core CPI (which excludes food and energy) rose 1.8%. Both numbers were within the Fed's unofficial objective of 2.0% or lower.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Beginning in October, the nation's financial institutions and financial markets -- including the municipal bond market--experienced significant turmoil. Reductions in demand decreased valuations of municipal bonds across all credit ratings. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms' capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. This reduction in dealer involvement in the market was accompanied by significant net selling pressure by investors, particularly with respect to lower-rated municipal bonds, as institutional investors generally removed money from the municipal bond market, at least in part because of their need to reduce the leveraging of their municipal investments. This deleveraging was in part driven by the overall reduction in the amount of financing available for such leverage, the increased costs of such leverage financing, and the need to reduce leverage levels that had recently increased due to the decline in municipal bond prices.

Municipal bond prices were further negatively impacted by concerns that the need for further deleveraging and a supply overhang (a large amount of new issues that were postponed) would cause selling pressure to persist for a period of time. In addition to falling prices, the following market conditions resulted in greater price volatility of municipal bonds - wider credit spreads (i.e., lower quality bonds fell in price more than higher quality bonds); significantly reduced liquidity (i.e., the ability to sell bonds at a price close to their carrying value), particularly for lower quality bonds; and a lack of price transparency (i.e., the ability to accurately determine the price at which a bond would likely trade). Reduced liquidity was most pronounced in mid-October, although it improved considerably after that period.

Municipal bond market performance over this period also was significantly impacted by concerns about the credit markets, downgrades of municipal bond insurers, and institutional investors' need to unwind various leveraging strategies. These events created surges of selling pressure, as many municipal bond owners tried to sell holdings of longer-maturity bonds into a market already experiencing a lack of liquidity. Combined with the Fed rate cuts, this produced a steepening of the municipal yield curve. In this environment, bonds with shorter maturities generally outperformed longer maturity bonds, and higher quality bonds tended to outperform lower quality credits.

Over the six months ended February 28, 2009, municipal bond issuance nationwide totaled $139.5 billion, a drop of 22% compared with the twelve-month period ended February 29, 2008. While market conditions during this period impacted the demand for municipal bonds, we continued to see demand from investors attracted by higher interest rates and yields relative to taxable bonds.

HOW WERE THE ECONOMIC AND MARKET ENVIRONMENTS IN CALIFORNIA DURING THIS PERIOD?

Employment declines, especially in the construction, finance and manufacturing sectors, far outpaced the modest gains reported in education/health services, government, and leisure and hospitality, the only sectors to report positive growth. As of February 2009, California's unemployment rate had risen to 10.5%, its highest level since April 1983, up from 6.2% in February 2008. On the positive side, the state's economy remained relatively diverse, with technology providing some recent economic support, especially in the areas of renewable energy and medical equipment. Because of its exposure to riskier, non-traditional mortgage products, the state's housing market was hit hard by the sub-prime mortgage crisis as well as the downturn in the housing sector. Foreclosures in California, which reached a rate twice the U.S. average, have driven reductions in home prices throughout the state. According to the Standard & Poor's (S&P)/Case-Shiller home price index of 20 major metropolitan areas, housing prices in San Francisco, Los Angeles and San Diego fell 32.4%, 25.8% and 24.9%, respectively, between January 2008 and January 2009, compared with an average decrease of 19.0% nationwide. The severe decline in California's housing industry had ramifications far beyond the significant job losses in construction, impacting sellers of building supplies and home furnishings, mortgage lenders, real estate agents, and finance companies, among others. Declining home values also contributed to a sharp downturn in both consumer spending and government tax revenues, with weaker tax collections forcing downward revisions to revenue estimates from state and local governments.

The California legislature adopted a revised 2009-2010 state budget closing the gap with $15 billion in spending cuts, $11.4 billion in new borrowing, $12.8 billion in new taxes and $2 billion from federal stimulus funds. The spending cuts were spread across a number of budget categories, with the brunt being borne by K-14 education ($8.4 billion), health and human services, and state payrolls. Tax increases included a one-percent increase in the state sales tax, increased vehicle license fees, a 0.5% surcharge on personal income taxes, and a reduction in the dependent tax credit. However, final approval of several elements of the budget remain subject to voter approval, with a special election scheduled for May 19, 2009. In addition, the delay in passing the state budget for fiscal 2009-2010 exacerbated California's ongoing cash-flow problems, limiting the state's ability to borrow in the short-term markets to smooth out uneven cashflows and meet priority payments, including debt service on bonds. In March 2009, following the end of this reporting period, the California legislative analyst's office announced that a new gap of $8 billion had opened in the state budget.

As of February 2009, Moody's, S&P and Fitch listed their ratings on California's general obligation (GOs) bonds at A1, A, and A+, respectively. This reflected S&P's rating down-grade from A+ on February 3, 2009. (In March 2009, following the end of this reporting period, Moody's and Fitch also lowered their ratings on California GOs to A2 and A, respectively.) For the six months ended February 28, 2009, municipal issuance in California totaled $12.4 billion, a decrease of 46% from the previous twelve months.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE CALIFORNIA FUNDS DURING THIS REPORTING PERIOD?

During this period, as the municipal market was pressured by price volatility and lack of liquidity, we continued to focus on finding bonds that offered relative value, preserving liquidity and investing for the long term.

Our investment activity during this period was largely driven by opportunities created by the market turmoil and market conditions resulting from that stress. This was true in both the new issuance municipal bond market and the secondary markets. In the new issuance (or primary) market, we were able to purchase bonds with better structures (e.g., higher coupons, longer call protection) than we have seen in a long time, as market conditions required issuers to enhance offerings to make them more attractive to buyers. In the secondary markets, we found bonds, especially lower-rated bonds, at extremely discounted prices as the result of selling by some municipal market participants, particularly in November and December 2008. In both cases, we were focused on using a fundamental approach to discover undervalued sectors and individual credits with the potential to perform well over the long term. Many of the opportunities we found during this period were in health care, a sector we follow closely and know well. One example of a bond we added to all of these Funds was a BBB rated credit issued by Loma Linda University Medical Center, which offered a coupon of 8.25% with a maturity date of 2039.

During this period, a number of bond calls provided some of the capital necessary for purchases. We also monitored the types of credits and bond structures that were attractive to the retail market and took advantage of strong bids to sell bonds where we believe we had extracted the performance potential into relatively consistent retail demand. In addition, we lightened our positions in California general obligation bonds, due to their exposure to the state's ongoing economic problems, as well as in a variety of Puerto Rico issues.

As a key dimension of risk management, a disciplined approach to duration(1) positioning remained an important component of our management strategies. As part of this approach, we continued to use inverse floating rate securities(2) in all six of these Funds. Inverse floaters typically provide the dual benefit of bringing the Funds' durations closer to our strategic target and enhancing their income-generation capabilities. As of February 28, 2009, the inverse floaters remained in place in all of the Funds.

----------
(1) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

(2) An inverse floating rate security, also know as inverse floaters, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this shareholder report.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen California Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value*
For periods ended 2/28/09

                                          Six-month    1-Year   5-Year   10-Year
NCA(3)                                       -4.73%    -0.30%    2.16%     3.81%
NCP                                          -7.75%    -1.94%    1.15%     3.88%
NCO                                          -6.85%    -0.27%    1.32%     3.83%
NQC                                          -7.70%    -2.02%    1.24%     3.88%
NVC                                          -7.09%    -0.87%    1.60%     4.20%
NUC                                          -5.94%     0.60%    2.32%     4.31%
Lipper CA
Municipal Debt
Funds Average(4)                            -11.72%    -5.61%    0.54%     3.57%

Barclays Capital
CA Municipal
Bond Index(5)                                -1.36%     3.93%    3.02%     4.42%

S&P CA Municipal
Bond Index(6)                                -3.34%     3.07%    2.85%     4.34%

For the six months ended February 28, 2009, the total returns on common share net asset value (NAV) for NCA, NCP, NCO, NQC, NVC and NUC exceeded the average return for the Lipper California Municipal Debt Funds Average. All of the Funds under-performed the unleveraged Barclays Capital California Municipal Bond Index and the S&P California Municipal Bond Index.

Key management factors that influenced the Funds' returns during this period included duration and yield curve positioning, the use of derivatives,(7) credit exposure, and sector allocations. In addition, the use of leverage had a generally detrimental effect on the Funds' performances (with the exception of NCA, which is unleveraged) over this period. The impact of leverage is discussed in more detail on page 9.

Over the course of this reporting period, the yield curve remained steep, as interest rates at the short end of the curve declined and longer rates rose. Given this interest rate environment, bonds in the Barclays Capital California Municipal Bond Index with maturities between two and eight years benefited the most, with bonds maturing in approximately five years performing the best. Because they were less price sensitive to interest rate changes, these bonds generally outperformed credits with longer maturities, as bonds with the longest maturities (20 years and longer) posted a loss for the period. In general, these six Funds tended to have relatively less exposure to the outperforming shorter end of the yield curve and comparatively heavier exposure to the underperforming longest part of the curve. Overall, NUC had the most advantageous

----------
Six-month returns are cumulative. One-, five- and ten year returns are annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

(3) NCA is an unleveraged Fund; the remaining five Funds in this report are leveraged.

(4) The Lipper California Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 24 funds; 5 years, 24 funds; and 10 years, 12 funds. Fund and Lipper returns assume reinvestment of dividends.

(5) The Barclays Capital (formerly Lehman Brothers) California Municipal Bond Index is an unleveraged, unmanaged index comprising a broad range of investment-grade California municipal bonds. Results for the Barclays Capital index do not reflect any expenses.

(6) The Standard & Poor's (S&P) California Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade California municipal bond market.

(7) Each Fund may invest in derivatives instruments such as forwards, futures, option and swap transactions. For additional information on derivative instruments in which each Fund was invested during and at the end of the reporting period, see the Portfolio of Investments, Financial Statements and Notes to Financial Statements sections of this shareholder report duration positioning for the municipal market environment of this six-month period, that is, it was more heavily weighted in the areas of the yield curve that performed well.

As mentioned earlier, all of these Funds used inverse floaters. During this period, these inverse floaters generally had a negative impact on performance. This resulted from the fact that the inverse floaters effectively increased the Funds' exposures to longer maturity bonds at a time when shorter maturities were in favor in the market.

Credit exposure was also an important factor in performance during these six months. Because risk-averse investors generally sought higher quality investments as disruptions in the financial markets deepened, bonds with higher credit quality typically performed very well. At the same time, securities rated BBB or below and non-rated bonds generally posted poor returns. Overall, NCA, NCP and NQC were the most negatively impacted by their exposure to bonds rated BBB and non-rated bonds.

During this period, pre-refunded(8) bonds, which are backed by U.S. Treasury securities, were one of the top performing segments of the market, due primarily to their shorter effective maturities, higher credit quality, and perceived safety. NUC, NCA and NVC had heavier weightings of pre-refunded bonds than the other three Funds in this report, while NCP was severely underweighted in this category. Additional sectors of the market that generally contributed to the Funds' returns included general obligation and other tax-backed bonds, water and sewer and education credits.

Holdings that generally detracted from the Funds' performances included transportation and industrial development revenue (IDR) bonds, which performed very poorly during this period. The health care revenue sector also underperformed the overall municipal market. Alongside current coupon bonds in these sectors, zero coupon bonds were among the worst performing categories in the municipal market, as were lower-rated bonds backed by the 1998 master tobacco settlement agreement, which comprised approximately 2.5% to 3.6% of these Funds' portfolios as of February 28, 2009.

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

In addition to the factors previously discussed, another factor impacting the six-month returns of NCP, NCO, NQC, NVC and NUC relative to those of the unleveraged Barclays Capital California Municipal Bond Index and S&P California Municipal Bond Index was these Funds' use of financial leverage. (NCA is unleveraged.) While leverage offers opportunities to generate additional income and total returns for common shareholders, the benefits provided by leveraging are influenced by the price movements of the bonds in each Fund's portfolio. During this period, declining valuations had a negative effect on performance that was magnified by the use of leverage.

----------
(8) Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

Another factor that had an impact on the performance of these Funds was their position in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA (formerly XLCA) experienced one or more rating reductions by at least one or more rating agencies. At the time this report was prepared, at least one rating agency has placed each of these insurers except AGC on "negative credit watch," "credit outlook developing" or "rating withdrawn," which may presage one or more rating reductions for such insurer or insurers in the future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies - especially those bonds with weaker underlying credits -declined, detracting from the Funds' performance. By the end of this period, most insured bonds were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of all of our Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category. It is important to note that municipal bonds historically have had a very low rate of default.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS

As noted in the last shareholder report, beginning in February 2008, more shares were submitted for sale in the regularly scheduled auctions for the auction rate preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many or all of the Funds' auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares.

These developments generally have not affected the portfolio management or investment policies of these Funds. However, one continuing implication for common shareholders of these auction failures is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future common share earnings may be lower than they otherwise might have been. As noted in the last shareholder report, the Funds' Board of Directors authorized a plan to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the Funds' outstanding auction rate preferred shares.

On January 8, 2009, thirty-five Nuveen closed-end municipal funds called for redemption at par a portion of their outstanding auction rate preferred securities. This series of redemptions collectively totaled $250.1 million. This new series of redemptions brings the total amount of Nuveen's municipal closed-end funds' auction rate preferred share redemptions to nearly $2 billion of the original $11 billion outstanding.

As of February 28, 2009, the cumulative amount of auction rate preferred securities redeemed by the Funds are as shown in the accompanying table:

                                                 Auction Rate      % of Original
                                             Preferred Shares       Auction Rate
Fund                                                 Redeemed   Preferred Shares

NCP                                               $14,825,000              14.0%
NCO                                               $ 9,100,000              13.4%
NQC                                               $17,075,000              15.2%
NVC                                               $27,850,000              14.5%
NUC                                               $19,975,000              10.8%

While the Funds' Board of Directors and management continue to work to resolve this situation, the Funds cannot provide any assurance on when the remaining outstanding auction rate preferred shares might be redeemed.

On March 30, 2009, subsequent to the reporting period, thirty-four Nuveen closed-end municipal funds (none of which are included in this shareholder report) called for redemption at par a portion of their outstanding auction-rate preferred shares. This series of redemptions will collectively total more than $287 million. Each of the funds will be using TOBs to finance the partial redemption of its auction rate preferred shares.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

Common Share
Dividend and Share Price INFORMATION

During the six-month reporting period ended February 28, 2009, all six of the California Funds dividends remained stable throughout the reporting period.

Due to capital gains generated by normal portfolio activity, common shareholders of these Funds received capital gains and net ordinary income distributions at the end of December 2008 as follows:

                                                        Short-Term Capital Gains
                              Long-Term Capital Gains     and/or Ordinary Income
                                          (per share)                (per share)

NCA                                           $0.0709                    $0.0581
NCP                                           $0.0870                         --
NCO                                           $0.0342                    $0.0122
NQC                                           $0.1602                    $0.0257
NVC                                           $0.0750                    $0.1015
NUC                                           $0.0986                    $0.0660

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of February 28, 2009, all of the California Funds in this shareholder report had positive UNII balances for both tax purposes and financial statement purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

On July 30, 2008, the Funds' Board of Directors approved an open-market share repurchase program under which each Fund may repurchase up to 10% of its outstanding common shares. As of February 28, 2009, the Funds repurchased common shares as shown in the accompanying table:

                                              Common Shares     % of Outstanding
Fund                                            Repurchased        Common Shares

NCP                                                  14,500                 0.1%
NCO                                                   6,600                 0.1%
NVC                                                  20,200                 0.1%
NUC                                                  17,900                 0.1%

Since the inception of this program, common shares were repurchased at a weighted average price and a weighted average discount per common share as shown in the accompanying table:

                                           Weighted Average     Weighted Average
                                            Price Per Share   Discount Per Share
Fund                                            Repurchased          Repurchased

NCP                                                  $10.06               20.96%
NCO                                                  $10.11               22.69%
NVC                                                  $ 9.89               22.81%
NUC                                                  $10.40               22.38%

As of February 28, 2009, the Funds' common share prices were trading at discounts to their common share NAVs as shown in the accompanying table:

                                                      2/28/09          Six-Month
                                                     Discount   Average Discount

NCA                                                    -5.41%            - 3.25%
NCP                                                   -13.94%           - 18.21%
NCO                                                   -16.64%           - 18.29%
NQC                                                   -12.33%           - 16.23%
NVC                                                   -15.25%           - 17.51%
NUC                                                   -15.65%           - 17.21%

NCA Performance OVERVIEW | Nuveen California Municipal Value Fund, Inc. as of February 28, 2009

FUND SNAPSHOT
-------------------------------------------------------------------------------
Common Share Price                                                  $      8.39
-------------------------------------------------------------------------------
Common Share Net Asset Value                                        $      8.87
-------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -5.41%
-------------------------------------------------------------------------------
Market Yield                                                              5.44%
-------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                               8.36%
-------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                       $   223,949
-------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          17.74
-------------------------------------------------------------------------------
Modified Duration                                                          8.95
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/07/87)
-------------------------------------------------------------------------------
                                                       ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------
6-Month (Cumulative)                                       -9.08%        -4.73%
-------------------------------------------------------------------------------
1-Year                                                     -3.39%        -0.30%
-------------------------------------------------------------------------------
5-Year                                                      2.12%         2.16%
-------------------------------------------------------------------------------
10-Year                                                     3.84%         3.81%
-------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
-------------------------------------------------------------------------------
Tax Obligation/Limited                                                    30.8%
-------------------------------------------------------------------------------
U.S. Guaranteed                                                           27.5%
-------------------------------------------------------------------------------
Water and Sewer                                                            8.0%
-------------------------------------------------------------------------------
Health Care                                                                7.6%
-------------------------------------------------------------------------------
Utilities                                                                  6.6%
-------------------------------------------------------------------------------
Long-Term Care                                                             5.8%
-------------------------------------------------------------------------------
Other                                                                     13.7%
-------------------------------------------------------------------------------

Credit Quality (as a % of total investments)(1)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                         36%
AA                                                                          16%
A                                                                           29%
BBB                                                                         13%
N/R                                                                          6%

2008-2009 Monthly Tax-Free Dividends Per Common Share(3)

                                  [BAR CHART]

                             MAR        $  0.0365
                             APR           0.0365
                             MAY           0.0365
                             JUN           0.0365
                             JUL           0.0365
                             AUG           0.0365
                             SEP            0.038
                             OCT            0.038
                             NOV            0.038
                             DEC            0.038
                             JAN            0.038
                             FEB            0.038

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

                      3/01/08                 $     9.42
                                                     9.7
                                                    9.82
                                                    9.84
                                                     9.7
                                                    9.82
                                                    9.84
                                                     9.7
                                                     9.7
                                                    9.62
                                                    9.65
                                                    9.78
                                                    9.79
                                                    9.77
                                                     9.7
                                                    9.56
                                                    9.51
                                                  9.4899
                                                    9.56
                                                    9.63
                                                    9.38
                                                    9.55
                                                    9.67
                                                    9.48
                                                    9.51
                                                    9.51
                                                  9.6299
                                                    9.69
                                                    9.62
                                                    9.54
                                                   9.163
                                                    9.31
                                                     7.4
                                                    8.21
                                                    8.61
                                                    8.48
                                                    8.65
                                                  8.4099
                                                  7.9399
                                                    8.05
                                                     7.9
                                                    7.67
                                                   8.255
                                                       8
                                                    8.68
                                                    8.81
                                                     8.8
                                                    8.65
                                                     8.5
                                                    8.73
                                                     8.6
                                                     8.4
                      2/28/09                     8.3899

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.1290 per share.

NCP Performance OVERVIEW | Nuveen California Performance Plus Municipal Fund,
Inc.
as of February 28, 2009

Credit Quality (as a % of total investments)(1)

                                  [PIE CHART]

AAA/U.S. Guaranteed                                                         25%
AA                                                                          40%
A                                                                           21%
BBB                                                                         12%
N/R                                                                          2%

2008-2009 Monthly Tax-Free Dividends Per Common Share(3)

                                  [BAR CHART]

                             MAR        $  0.0565
                             APR           0.0565
                             MAY           0.0565
                             JUN           0.0565
                             JUL           0.0565
                             AUG           0.0565
                             SEP            0.058
                             OCT            0.058
                             NOV            0.058
                             DEC            0.058
                             JAN            0.058
                             FEB            0.058

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

                      3/01/08                 $    13.09
                                                      13
                                                   12.68
                                                   12.77
                                                   12.97
                                                   13.19
                                                    13.3
                                                   13.28
                                                   13.12
                                                   13.17
                                                   13.19
                                                 13.2399
                                                    13.4
                                                   13.33
                                                   13.23
                                                   12.85
                                                   12.67
                                                   12.67
                                                   12.75
                                                   12.66
                                                   12.48
                                                   12.45
                                                   12.49
                                                   12.52
                                                   12.49
                                                  12.556
                                                    12.7
                                                   12.81
                                                   12.56
                                                   11.84
                                                   11.12
                                                   10.63
                                                    7.36
                                                    9.21
                                                   10.45
                                                   10.46
                                                   10.38
                                                    9.69
                                                    8.58
                                                    9.07
                                                    8.71
                                                    7.86
                                                    8.61
                                                    8.87
                                                  9.4308
                                                  10.944
                                                   10.33
                                                  10.585
                                                   10.56
                                                   10.75
                                                   11.19
                                                   10.24
                      2/28/09                      10.87

FUND SNAPSHOT
-------------------------------------------------------------------------------
Common Share Price                                                  $     10.87
-------------------------------------------------------------------------------
Common Share Net Asset Value                                        $     12.63
-------------------------------------------------------------------------------
Premium/(Discount) to NAV                                               -13.94%
-------------------------------------------------------------------------------
Market Yield                                                              6.40%
-------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                               9.83%
-------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                       $   163,623
-------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          16.28
-------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                12.85
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/89)
-------------------------------------------------------------------------------
                                                      ON SHARE PRICE    ON NAV
-------------------------------------------------------------------------------
6-Month (Cumulative)                                      -10.58%        -7.75%
-------------------------------------------------------------------------------
1-Year                                                     -9.35%        -1.94%
-------------------------------------------------------------------------------
5-Year                                                     -0.01%         1.15%
-------------------------------------------------------------------------------
10-Year                                                     1.69%         3.88%
-------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
-------------------------------------------------------------------------------
Tax Obligation/Limited                                                    24.3%
-------------------------------------------------------------------------------
Transportation                                                            18.3%
-------------------------------------------------------------------------------
Tax Obligation/General                                                    12.0%
-------------------------------------------------------------------------------
Water and Sewer                                                            9.6%
-------------------------------------------------------------------------------
U.S. Guaranteed                                                            9.1%
-------------------------------------------------------------------------------
Utilities                                                                  7.3%
-------------------------------------------------------------------------------
Education and Civic Organizations                                          6.8%
-------------------------------------------------------------------------------
Health Care                                                                5.8%
-------------------------------------------------------------------------------
Other                                                                      6.8%
-------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2008 of $0.0870 per share.

NCO Performance OVERVIEW | Nuveen California Municipal Market Opportunity Fund, Inc.
as of February 28, 2009

FUND SNAPSHOT
-------------------------------------------------------------------------------
Common Share Price                                                  $     10.77
-------------------------------------------------------------------------------
Common Share Net Asset Value                                        $     12.92
-------------------------------------------------------------------------------
Premium/(Discount) to NAV                                               -16.64%
-------------------------------------------------------------------------------
Market Yield                                                              6.52%
-------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                              10.02%
-------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                       $   105,482
-------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          16.27
-------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                13.79
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/17/90)
-------------------------------------------------------------------------------
                                                      ON SHARE PRICE    ON NAV
-------------------------------------------------------------------------------
6-Month (Cumulative)                                      -12.83%        -6.85%
-------------------------------------------------------------------------------
1-Year                                                    -10.59%        -0.27%
-------------------------------------------------------------------------------
5-Year                                                     -0.83%         1.32%
-------------------------------------------------------------------------------
10-Year                                                     1.30%         3.83%
-------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
-------------------------------------------------------------------------------
Tax Obligation/Limited                                                    19.3%
-------------------------------------------------------------------------------
Water and Sewer                                                           16.7%
-------------------------------------------------------------------------------
Transportation                                                            16.7%
-------------------------------------------------------------------------------
U.S. Guaranteed                                                           16.0%
-------------------------------------------------------------------------------
Tax Obligation/General                                                    11.7%
-------------------------------------------------------------------------------
Health Care                                                                9.3%
-------------------------------------------------------------------------------
Other                                                                     10.3%
-------------------------------------------------------------------------------

Credit Quality (as a % of total investments)(1)

                                  [PIE CHART]

AAA/U.S. Guaranteed                                                         31%
AA                                                                          37%
A                                                                           19%
BBB                                                                          9%
N/R                                                                          4%

2008-2009 Monthly Tax-Free Dividends Per Common Share(3)

                                   [BAR CHART]

                             MAR        $  0.0575
                             APR           0.0575
                             MAY           0.0575
                             JUN           0.0575
                             JUL           0.0575
                             AUG           0.0575
                             SEP           0.0585
                             OCT           0.0585
                             NOV           0.0585
                             DEC           0.0585
                             JAN           0.0585
                             FEB           0.0585

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

                      3/01/08                 $    12.91
                                                   13.16
                                                   13.03
                                                      13
                                                   13.14
                                                   13.44
                                                   13.42
                                                 13.4552
                                                   13.36
                                                   13.34
                                                    13.4
                                                   13.41
                                                    13.6
                                                   13.59
                                                 13.5549
                                                   13.17
                                                  12.948
                                                   12.88
                                                   13.04
                                                   13.08
                                                 12.6999
                                                   12.71
                                                    12.8
                                                   12.84
                                                   12.65
                                                   12.68
                                                   12.85
                                                   12.96
                                                   12.79
                                                   12.01
                                                   11.22
                                                      11
                                                    7.85
                                                   9.191
                                                   10.75
                                                 10.3601
                                                   10.84
                                                   10.12
                                                    9.27
                                                    9.65
                                                     8.6
                                                    7.88
                                                    8.86
                                                    9.15
                                                    9.73
                                                    11.1
                                                   10.38
                                                   10.44
                                                    10.6
                                                   10.75
                                                 11.0901
                                                   10.06
                      2/28/09                      10.77

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.0464 per share.

NQC Performance OVERVIEW | Nuveen California Investment Quality Municipal Fund, Inc.
as of February 28, 2009

Credit Quality (as a % of total investments)(1)

                                  [PIE CHART]

AAA/U.S. Guaranteed                                                         24%
AA                                                                          43%
A                                                                           22%
BBB                                                                         10%
N/R                                                                          1%

2008-2009 Monthly Tax-Free Dividends Per Common Share(3)

                                  [BAR CHART]

                             MAR        $  0.0585
                             APR           0.0585
                             MAY           0.0585
                             JUN           0.0585
                             JUL           0.0585
                             AUG           0.0585
                             SEP           0.0605
                             OCT           0.0605
                             NOV           0.0605
                             DEC           0.0605
                             JAN           0.0605
                             FEB           0.0605

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

                      3/01/08                 $    13.08
                                                   13.06
                                                   13.01
                                                      13
                                                   13.28
                                                   13.42
                                                   13.52
                                                   13.64
                                                   13.43
                                                   13.54
                                                  13.575
                                                   13.53
                                                   13.68
                                                   13.63
                                                   13.55
                                                  13.108
                                                   13.06
                                                   12.92
                                                   12.94
                                                   12.91
                                                   12.73
                                                  12.722
                                                   12.89
                                                   13.01
                                                   12.98
                                                   12.85
                                                   13.08
                                                   13.05
                                                   13.07
                                                   12.58
                                                   12.24
                                                   11.15
                                                    7.62
                                                    9.95
                                                   10.83
                                                   10.86
                                                   10.85
                                                   10.35
                                                    8.96
                                                    9.34
                                                    8.75
                                                    7.74
                                                    8.85
                                                    9.42
                                                   10.46
                                                    11.1
                                                   10.58
                                                   10.38
                                                   10.78
                                                   11.04
                                                   11.33
                                                   10.51
                      2/28/09                      11.09

FUND SNAPSHOT
-------------------------------------------------------------------------------
Common Share Price                                                  $     11.09
-------------------------------------------------------------------------------
Common Share Net Asset Value                                        $     12.65
-------------------------------------------------------------------------------
Premium/(Discount) to NAV                                               -12.33%
-------------------------------------------------------------------------------
Market Yield                                                              6.55%
-------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                              10.06%
-------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                       $   171,836
-------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          16.82
-------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                14.24
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/20/90)
-------------------------------------------------------------------------------
                                                      ON SHARE PRICE    ON NAV
-------------------------------------------------------------------------------
6-Month (Cumulative)                                      -10.59%        -7.70%
-------------------------------------------------------------------------------
1-Year                                                     -6.20%        -2.02%
-------------------------------------------------------------------------------
5-Year                                                      0.14%         1.24%
-------------------------------------------------------------------------------
10-Year                                                     2.15%         3.88%
-------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
-------------------------------------------------------------------------------
Tax Obligation/Limited                                                    27.9%
-------------------------------------------------------------------------------
Transportation                                                            19.4%
-------------------------------------------------------------------------------
U.S. Guaranteed                                                           15.5%
-------------------------------------------------------------------------------
Education and Civic Organizations                                         10.1%
-------------------------------------------------------------------------------
Tax Obligation/General                                                     7.3%
-------------------------------------------------------------------------------
Health Care                                                                6.2%
-------------------------------------------------------------------------------
Water and Sewer                                                            5.1%
-------------------------------------------------------------------------------
Other                                                                      8.5%
-------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.1859 per share.

NVC Performance OVERVIEW | Nuveen California Select Quality Municipal Fund, Inc. as of February 28, 2009

FUND SNAPSHOT
-------------------------------------------------------------------------------
Common Share Price                                                  $     10.78
-------------------------------------------------------------------------------
Common Share Net Asset Value                                        $     12.72
-------------------------------------------------------------------------------
Premium/(Discount) to NAV                                               -15.25%
-------------------------------------------------------------------------------
Market Yield                                                              6.73%
-------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                              10.34%
-------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                       $   294,019
-------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.28
-------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                13.71
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/22/91)
-------------------------------------------------------------------------------
                                                      ON SHARE PRICE    ON NAV
-------------------------------------------------------------------------------
6-Month (Cumulative)                                      -11.80%        -7.09%
-------------------------------------------------------------------------------
1-Year                                                     -8.16%        -0.87%
-------------------------------------------------------------------------------
5-Year                                                     -0.48%         1.60%
-------------------------------------------------------------------------------
10-Year                                                     2.18%         4.20%
-------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
-------------------------------------------------------------------------------
U.S. Guaranteed                                                           24.5%
-------------------------------------------------------------------------------
Tax Obligation/Limited                                                    16.6%
-------------------------------------------------------------------------------
Health Care                                                               11.9%
-------------------------------------------------------------------------------
Transportation                                                            11.8%
-------------------------------------------------------------------------------
Utilities                                                                 10.9%
-------------------------------------------------------------------------------
Tax Obligation/General                                                    10.0%
-------------------------------------------------------------------------------
Other                                                                     14.3%
-------------------------------------------------------------------------------

Credit Quality (as a % of total investments)(1)

                                  [PIE CHART]

AAA/U.S. Guaranteed                                                         38%
AA                                                                          30%
A                                                                           20%
BBB                                                                         10%
N/R                                                                          2%

2008-2009 Monthly Tax-Free Dividends Per Common Share(3)

                                  [BAR CHART]

                             MAR        $   0.058
                             APR            0.058
                             MAY            0.058
                             JUN            0.058
                             JUL            0.058
                             AUG            0.058
                             SEP           0.0605
                             OCT           0.0605
                             NOV           0.0605
                             DEC           0.0605
                             JAN           0.0605
                             FEB           0.0605

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

                      3/01/08                 $    12.98
                                                   13.12
                                                   12.78
                                                   12.85
                                                   13.11
                                                   13.23
                                                   13.36
                                                 13.3718
                                                  13.326
                                                    13.3
                                                  13.522
                                                   13.57
                                                   13.46
                                                   13.41
                                                   13.47
                                                      13
                                                 12.8501
                                                  12.883
                                                   12.97
                                                   12.87
                                                  12.602
                                                   12.73
                                                 12.7301
                                                    12.8
                                                 12.6999
                                                   12.66
                                                   12.88
                                                   12.97
                                                   12.98
                                                   12.64
                                                      11
                                                   10.75
                                                     7.6
                                                    9.49
                                                 10.5601
                                                   10.74
                                                   10.91
                                                    9.74
                                                    8.95
                                                    9.76
                                                  8.6299
                                                    7.77
                                                   8.842
                                                    9.28
                                                    10.2
                                                   11.22
                                                   10.25
                                                   10.38
                                                   10.47
                                                  10.625
                                                   11.06
                                                    9.93
                      2/28/09                      10.78

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.1765 per share.

NUC Performance OVERVIEW | Nuveen California Quality Income Municipal Fund, Inc. as of February 28, 2009

Credit Quality (as a % of total investments)(1)

                                  [PIE CHART]

AAA/U.S. Guaranteed                                                         47%
AA                                                                          26%
A                                                                           15%
BBB                                                                          9%
N/R                                                                          3%

2008-2009 Monthly Tax-Free Dividends Per Common Share(3)

                                  [BAR CHART]

                             MAR        $  0.0595
                             APR           0.0595
                             MAY           0.0595
                             JUN           0.0595
                             JUL           0.0595
                             AUG           0.0595
                             SEP           0.0615
                             OCT           0.0615
                             NOV           0.0615
                             DEC           0.0615
                             JAN           0.0615
                             FEB           0.0615

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

                      3/01/08                 $    13.49
                                                   13.69
                                                   13.31
                                                   13.22
                                                   13.61
                                                    13.7
                                                   13.71
                                                 13.8301
                                                 13.6799
                                                   13.79
                                                 13.8466
                                                   13.86
                                                    13.9
                                                   13.98
                                                 13.7973
                                                   13.49
                                                   13.21
                                                 13.1099
                                                   13.25
                                                   13.21
                                                   12.92
                                                   13.05
                                                   13.15
                                                   13.01
                                                 13.0901
                                                   12.93
                                                   13.08
                                                   13.37
                                                      13
                                                    12.6
                                                   11.69
                                                   11.27
                                                     7.9
                                                    9.79
                                                   11.25
                                                  10.945
                                                   11.47
                                                   10.65
                                                    9.38
                                                    9.76
                                                  9.3499
                                                    8.45
                                                    9.46
                                                    9.48
                                                   10.41
                                                   11.67
                                                   11.11
                                                   11.11
                                                   11.52
                                                   11.28
                                                   11.72
                                                    10.3
                      2/28/09                      11.21

FUND SNAPSHOT
-------------------------------------------------------------------------------
Common Share Price                                                  $     11.21
-------------------------------------------------------------------------------
Common Share Net Asset Value                                        $     13.29
-------------------------------------------------------------------------------
Premium/(Discount) to NAV                                               -15.65%
-------------------------------------------------------------------------------
Market Yield                                                              6.58%
-------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                              10.11%
-------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                       $   292,373
-------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.11
-------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                12.78
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/20/91)
-------------------------------------------------------------------------------
                                                      ON SHARE PRICE    ON NAV
-------------------------------------------------------------------------------
6-Month (Cumulative)                                       -9.94%        -5.94%
-------------------------------------------------------------------------------
1-Year                                                     -8.71%         0.60%
-------------------------------------------------------------------------------
5-Year                                                     -0.51%         2.32%
-------------------------------------------------------------------------------
10-Year                                                     2.07%         4.31%
-------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
-------------------------------------------------------------------------------
U.S. Guaranteed                                                           30.3%
-------------------------------------------------------------------------------
Tax Obligation/Limited                                                    19.8%
-------------------------------------------------------------------------------
Tax Obligation/General                                                     9.9%
-------------------------------------------------------------------------------
Health Care                                                                9.6%
-------------------------------------------------------------------------------
Transportation                                                             9.5%
-------------------------------------------------------------------------------
Utilities                                                                  4.9%
-------------------------------------------------------------------------------
Water and Sewer                                                            4.9%
-------------------------------------------------------------------------------
Other                                                                     11.1%
-------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.1646 per share.

NCA NCP NCO | Shareholder MEETING REPORT

The annual meeting of shareholders was held in the offices of Nuveen Investments on November 18, 2008; at this NCO meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meetings for NCP, NCO, NQC, NVC and NUC were subsequently adjourned to January 13, 2009, and additionally adjourned to March 17, 2009.

                                                           NCA                     NCP                            NCO
--------------------------------------------------------------------------------------------------------------------------------
                                                                         Common and                    Common and
                                                                          Preferred      Preferred      Preferred      Preferred
                                                                      shares voting  shares voting  shares voting  shares voting
                                                                           together       together       together       together
                                                       Common Shares     as a class     as a class     as a class     as a class
--------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICIES RELATING TO INVESTMENTS IN MUNICIPAL
SECURITIES AND BELOW INVESTMENT
GRADE SECURITIES.
   For                                                    11,088,209      5,840,234            653      3,340,168            499
   Against                                                   614,761        706,192            107        142,107            179
   Abstain                                                   643,033        233,521              8        141,457             14
   Broker Non-Votes                                        3,344,075      1,452,870          2,490      1,089,961          1,420
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                  15,690,078      8,232,817          3,258      4,713,693          2,112
================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN MUNICIPAL
SECURITIES.
   For                                                    11,154,950      5,900,319            670      3,332,750            500
   Against                                                   550,446        650,523             90        150,389            176
   Abstain                                                   640,607        229,105              8        140,593             16
   Broker Non-Votes                                        3,344,075      1,452,870          2,490      1,089,961          1,420
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                  15,690,078      8,232,817          3,258      4,713,693          2,112
================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO COMMODITIES.
   For                                                    10,991,107      5,791,750            688      3,316,783            512
   Against                                                   673,787        704,866             70        158,232            163
   Abstain                                                   681,109        283,331             10        148,717             17
   Broker Non-Votes                                        3,344,075      1,452,870          2,490      1,089,961          1,420
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                  15,690,078      8,232,817          3,258      4,713,693          2,112
================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL
POLICY RELATING TO COMMODITIES.
   For                                                    10,984,806      5,783,650            690      3,301,504            513
   Against                                                   672,587        723,992             68        169,607            162
   Abstain                                                   688,610        272,305             10        152,621             17
   Broker Non-Votes                                        3,344,075      1,452,870          2,490      1,089,961          1,420
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                  15,690,078      8,232,817          3,258      4,713,693          2,112
================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICIES RELATING TO DERIVATIVES AND SHORT
SALES.
   For                                                    10,989,890      5,802,204            649      3,316,285            516
   Against                                                   673,204        723,509            110        160,526            155
   Abstain                                                   682,909        254,234              9        146,921             21
   Broker Non-Votes                                        3,344,075      1,452,870          2,490      1,089,961          1,420
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                  15,690,078      8,232,817          3,258      4,713,693          2,112
================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICIES PROHIBITING INVESTMENT IN OTHER
INVESTMENT COMPANIES.
   For                                                    11,011,530      5,773,156            646      3,320,305            501
   Against                                                   697,964        754,386            113        160,458            171
   Abstain                                                   636,509        252,405              9        142,969             20
   Broker Non-Votes                                        3,344,075      1,452,870          2,490      1,089,961          1,420
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                  15,690,078      8,232,817          3,258      4,713,693          2,112
================================================================================================================================

                                                            NCA                    NCP                           NCO
--------------------------------------------------------------------------------------------------------------------------------
                                                                         Common and                   Common and
                                                                          Preferred      Preferred      Preferred      Preferred
                                                                      shares voting  shares voting  shares voting  shares voting
                                                                           together       together       together       together
                                                       Common Shares     as a class     as a class     as a class     as a class
--------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
John P. Amboian
   For                                                    15,204,426      7,704,302             --      4,572,834             --
   Withhold                                                  485,652        528,262             --        139,939             --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                  15,690,078      8,232,564             --      4,712,773             --
================================================================================================================================
Robert P. Bremner
   For                                                            --      7,708,406             --      4,570,984             --
   Withhold                                                       --        524,158             --        141,789             --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                          --      8,232,564             --      4,712,773             --
================================================================================================================================
Jack B. Evans
   For                                                            --      7,708,250             --      4,572,834             --
   Withhold                                                       --        524,314             --        139,939             --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                          --      8,232,564             --      4,712,773             --
================================================================================================================================
William C. Hunter
   For                                                    15,204,269             --          3,063             --          1,949
   Withhold                                                  485,809             --             42             --            143
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                  15,690,078             --          3,105             --          2,092
================================================================================================================================
David J. Kundert
   For                                                    15,192,451      7,700,450             --      4,570,034          1,949
   Withhold                                                  497,627        532,114             --        142,739            143
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                  15,690,078      8,232,564             --      4,712,773          2,092
================================================================================================================================
William J. Schneider
   For                                                            --             --          3,063             --             --
   Withhold                                                       --             --             42             --             --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                          --             --          3,105             --             --
================================================================================================================================
Judith M. Stockdale
   For                                                            --      7,710,102             --      4,572,834             --
   Withhold                                                       --        522,462             --        139,939             --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                          --      8,232,564             --      4,712,773             --
================================================================================================================================
Carole E. Stone
   For                                                            --      7,709,750             --      4,572,309             --
   Withhold                                                       --        522,814             --        140,464             --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                          --      8,232,564             --      4,712,773             --
================================================================================================================================
Terence J. Toth
   For                                                    15,197,684      7,702,450             --      4,572,309             --
   Withhold                                                  492,394        530,114             --        140,464             --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                  15,690,078      8,232,564             --      4,712,773             --
================================================================================================================================

                                                                                  NQC                           NVC
--------------------------------------------------------------------------------------------------------------------------------
                                                                      Common and                      Common and
                                                                       Preferred       Preferred       Preferred      Preferred
                                                                   shares voting   shares voting   shares voting  shares voting
                                                                        together        together        together       together
                                                                      as a class      as a class      as a class     as a class
--------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICIES RELATING TO INVESTMENTS IN MUNICIPAL
SECURITIES AND BELOW INVESTMENT GRADE SECURITIES.
   For                                                                 5,845,300             571      10,447,705          1,111
   Against                                                               323,693             116         708,155            137
   Abstain                                                               336,867              35         469,194             44
   Broker Non-Votes                                                    1,403,329           2,101       3,143,986          3,863
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                               7,909,189           2,823      14,769,040          5,155
================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN MUNICIPAL
SECURITIES.
   For                                                                 5,864,771             571      10,488,891          1,118
   Against                                                               341,905             117         665,267            136
   Abstain                                                               299,184              34         470,896             38
   Broker Non-Votes                                                    1,403,329           2,101       3,143,986          3,863
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                               7,909,189           2,823      14,769,040          5,155
================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL
POLICY RELATING TO COMMODITIES.
   For                                                                 5,762,372             563      10,363,309          1,085
   Against                                                               367,620             122         706,492            149
   Abstain                                                               375,868              37         555,253             58
   Broker Non-Votes                                                    1,403,329           2,101       3,143,986          3,863
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                               7,909,189           2,823      14,769,040          5,155
================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL
POLICY RELATING TO COMMODITIES.
   For                                                                 5,748,843             563      10,330,842          1,089
   Against                                                               374,379             122         725,087            148
   Abstain                                                               382,638              37         569,125             55
   Broker Non-Votes                                                    1,403,329           2,101       3,143,986          3,863
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                               7,909,189           2,823      14,769,040          5,155
================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICIES RELATING TO DERIVATIVES AND SHORT SALES.
   For                                                                 5,765,870             565      10,299,255          1,090
   Against                                                               379,285             122         777,297            148
   Abstain                                                               360,705              35         548,502             54
   Broker Non-Votes                                                    1,403,329           2,101       3,143,986          3,863
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                               7,909,189           2,823      14,769,040          5,155
================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICIES PROHIBITING INVESTMENT IN OTHER
INVESTMENT COMPANIES.
   For                                                                 5,793,915             565      10,332,430          1,070
   Against                                                               375,056             119         812,743            179
   Abstain                                                               336,889              38         479,881             43
   Broker Non-Votes                                                    1,403,329           2,101       3,143,986          3,863
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                               7,909,189           2,823      14,769,040          5,155
================================================================================================================================
                                                                                 NUC
------------------------------------------------------------------------------------------------
                                                                      Common and
                                                                       Preferred       Preferred
                                                                   shares voting   shares voting
                                                                        together        together
                                                                      as a class      as a class
------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICIES RELATING TO INVESTMENTS IN MUNICIPAL
SECURITIES AND BELOW INVESTMENT GRADE SECURITIES.
   For                                                                 9,457,997           1,040
   Against                                                               509,758             181
   Abstain                                                               340,019              42
   Broker Non-Votes                                                    2,871,067           3,857
------------------------------------------------------------------------------------------------
   Total                                                              13,178,841           5,120
================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN MUNICIPAL
SECURITIES.
   For                                                                 9,483,299           1,025
   Against                                                               496,909             184
   Abstain                                                               327,566              54
   Broker Non-Votes                                                    2,871,067           3,857
------------------------------------------------------------------------------------------------
   Total                                                              13,178,841           5,120
================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO COMMODITIES.
   For                                                                 9,340,162           1,018
   Against                                                               532,505             190
   Abstain                                                               435,107              55
   Broker Non-Votes                                                    2,871,067           3,857
------------------------------------------------------------------------------------------------
   Total                                                              13,178,841           5,120
================================================================================================
TO APPROVE THE NEW FUNDAMENTAL
POLICY RELATING TO COMMODITIES.
   For                                                                 9,358,885           1,010
   Against                                                               529,047             198
   Abstain                                                               419,842              55
   Broker Non-Votes                                                    2,871,067           3,857
------------------------------------------------------------------------------------------------
   Total                                                              13,178,841           5,120
================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICIES RELATING TO DERIVATIVES AND SHORT SALES.
   For                                                                 9,323,422           1,037
   Against                                                               585,210             180
   Abstain                                                               299,142              46
   Broker Non-Votes                                                    2,871,067           3,857
------------------------------------------------------------------------------------------------
   Total                                                              13,078,841           5,120
================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICIES PROHIBITING INVESTMENT IN OTHER
INVESTMENT COMPANIES.
   For                                                                 9,382,459           1,027
   Against                                                               566,658             197
   Abstain                                                               358,657              39
   Broker Non-Votes                                                    2,871,067           3,857
------------------------------------------------------------------------------------------------
   Total                                                              13,178,841           5,120
================================================================================================

                                                                                 NQC                           NVC
--------------------------------------------------------------------------------------------------------------------------------
                                                                      Common and                      Common and
                                                                       Preferred       Preferred       Preferred     Preferred
                                                                   shares voting   shares voting   shares voting shares voting
                                                                        together        together        together      together
                                                                      as a class      as a class      as a class    as a class
--------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
John P. Amboian
   For                                                                 7,574,085              --      14,023,480            --
   Withhold                                                              334,394              --         739,502            --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                               7,908,479              --      14,762,982            --
================================================================================================================================
Robert P. Bremner
   For                                                                 7,575,081              --      14,033,177            --
   Withhold                                                              333,398              --         729,805            --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                               7,908,479              --      14,762,982            --
================================================================================================================================
Jack B. Evans
   For                                                                 7,569,455              --      14,029,478            --
   Withhold                                                              339,024              --         733,504            --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                               7,908,479              --      14,762,982            --
================================================================================================================================
William C. Hunter
   For                                                                        --           2,539              --         4,795
   Withhold                                                                   --             241              --           353
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --           2,780              --         5,148
================================================================================================================================
David J. Kundert
   For                                                                 7,569,600              --      14,031,479            --
   Withhold                                                              338,879              --         731,503            --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                               7,908,479              --      14,762,982            --
================================================================================================================================
William J. Schneider
   For                                                                        --           2,539              --         4,795
   Withhold                                                                   --             241              --           353
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --           2,780              --         5,148
================================================================================================================================
Judith M. Stockdale
   For                                                                 7,584,393              --      14,016,747            --
   Withhold                                                              324,086              --         746,235            --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                               7,908,479              --      14,762,982            --
================================================================================================================================
Carole E. Stone
   For                                                                 7,587,051              --      14,030,887            --
   Withhold                                                              321,428              --         732,095            --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                               7,908,479              --      14,762,982            --
================================================================================================================================
Terence J. Toth
   For                                                                 7,566,317              --      14,014,446            --
   Withhold                                                              342,162              --         748,536            --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                               7,908,479              --      14,762,982            --
================================================================================================================================
                                                                                NUC
-----------------------------------------------------------------------------------------------
                                                                     Common and
                                                                      Preferred       Preferred
                                                                  shares voting   shares voting
                                                                       together        together
                                                                     as a class      as a class
-----------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
John P. Amboian
   For                                                               12,561,489              --
   Withhold                                                             612,441              --
-----------------------------------------------------------------------------------------------
   Total                                                             13,173,930              --
===============================================================================================
Robert P. Bremner
   For                                                               12,567,024              --
   Withhold                                                             606,906              --
-----------------------------------------------------------------------------------------------
   Total                                                             13,173,930              --
===============================================================================================
Jack B. Evans
   For                                                               12,568,480              --
   Withhold                                                             605,450              --
-----------------------------------------------------------------------------------------------
   Total                                                             13,173,930              --
===============================================================================================
William C. Hunter
   For                                                                       --           4,846
   Withhold                                                                  --             240
-----------------------------------------------------------------------------------------------
   Total                                                                     --           5,086
===============================================================================================
David J. Kundert
   For                                                               12,565,069              --
   Withhold                                                             608,861              --
-----------------------------------------------------------------------------------------------
   Total                                                             13,173,930              --
===============================================================================================
William J. Schneider
   For                                                                       --           4,846
   Withhold                                                                  --             240
-----------------------------------------------------------------------------------------------
   Total                                                                     --           5,086
===============================================================================================
Judith M. Stockdale
   For                                                               12,547,295              --
   Withhold                                                             626,635              --
-----------------------------------------------------------------------------------------------
   Total                                                             13,173,930              --
===============================================================================================
Carole E. Stone
   For                                                               12,564,501              --
   Withhold                                                             609,429              --
-----------------------------------------------------------------------------------------------
   Total                                                             13,173,930              --
===============================================================================================
Terence J. Toth
   For                                                               12,546,174              --
   Withhold                                                             627,756              --
-----------------------------------------------------------------------------------------------
   Total                                                             13,173,930              --
===============================================================================================

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARDS OF DIRECTORS AND SHAREHOLDERS
NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC.
NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC.
NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen California Municipal Value Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc. and Nuveen California Quality Income Municipal Fund, Inc. (the "Funds"), as of February 28, 2009, and the related statements of operations, changes in net assets and the financial highlights for each of periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen California Municipal Value Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc. and Nuveen California Quality Income Municipal Fund, Inc. at February 28, 2009, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein in conformity with US generally accepted accounting principles.

                                                      /s/ ERNST & YOUNG LLP

Chicago, Illinois
April 22, 2009

NCA | Nuveen California Municipal Value Fund, Inc.
    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              CONSUMER STAPLES - 2.5% (2.5% OF TOTAL INVESTMENTS)

$        540  California County Tobacco Securitization Agency, Tobacco Settlement       6/15 at 100.00          BBB  $      469,303
                 Corporation, Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization  Series 2005, 4.250%, 6/01/21
       2,000  Golden State Tobacco Securitization Corporation, California,              6/17 at 100.00          BBB       1,205,680
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-1, 5.750%, 6/01/47
      10,110  Golden State Tobacco Securitization Corporation, California,              6/22 at 100.00          BBB       3,963,727
                 Enhanced  Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37
------------------------------------------------------------------------------------------------------------------------------------
      12,650  Total Consumer Staples                                                                                      5,638,710
------------------------------------------------------------------------------------------------------------------------------------

              EDUCATION AND CIVIC ORGANIZATIONS - 0.7% (0.7% OF TOTAL INVESTMENTS)

         140  California Educational Facilities Authority, Revenue Bonds, University   10/15 at 100.00           A3         117,520
                 of Redlands, Series 2005A, 5.000%, 10/01/35
              California Educational Facilities Authority, Revenue Bonds, University
              of the Pacific, Series 2006:
          95     5.000%, 11/01/21                                                      11/15 at 100.00           A2          91,410
         125     5.000%, 11/01/25                                                      11/15 at 100.00           A2         111,505
       1,500  California Statewide Community Development Authority, Certificates        6/09 at 103.00          N/R       1,289,535
                 of Participation, San Diego Space and Science Foundation,
                 Series 1996, 7.500%, 12/01/26

------------------------------------------------------------------------------------------------------------------------------------
       1,860  Total Education and Civic Organizations                                                                     1,609,970
------------------------------------------------------------------------------------------------------------------------------------

              HEALTH CARE - 7.5% (7.6% OF TOTAL INVESTMENTS)

         310  California Health Facilities Financing Authority, Revenue Bonds, Kaiser   4/16 at 100.00           A+         253,031
                 Permanante System, Series 2006, 5.000%, 4/01/37
       2,040  California Health Facilities Financing Authority, Revenue Bonds, Sutter  11/16 at 100.00          AA-       1,536,915
                 Health, Series 2008, Trust 3146, 12.371%, 11/15/46 (IF)
         560  California Statewide Communities Development Authority, Revenue Bonds,    3/15 at 100.00            A         444,360
                 Adventist Health System West, Series 2005A, 5.000%, 3/01/35
       3,000  California Statewide Community Development Authority, Insured Health      7/17 at 100.00          AAA       2,815,050
                 Facility Revenue Bonds, Catholic Healthcare West, Series 2008K,
                 5.500%, 7/01/41 - AGC Insured
         990  California Statewide Community Development Authority, Revenue Bonds,      3/16 at 100.00           A+         794,584
                 Kaiser Permanante System, Series 2006, 5.000%, 3/01/41
       1,460  California Statewide Community Development Authority, Revenue Bonds,      8/16 at 100.00           A+       1,270,828
                 Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31
       2,710  California Statewide Community Development Authority, Revenue Bonds,        No Opt. Call           A1       2,871,760
                 Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 -
                 AMBAC Insured
       3,390  California Statewide Community Development Authority, Revenue Bonds,     11/15 at 100.00          AA-       2,890,755
                 Sutter Health, Series 2005A, 5.000%, 11/15/43
       1,525  Loma Linda, California, Hospital Revenue Bonds, Loma Linda University    12/18 at 100.00          BBB       1,502,262
                 Medical Center, Series 2008A, 8.250%, 12/01/38
       1,000  Sierra View Local Health Care District, California, Revenue Bonds,        9/17 at 100.00          N/R         723,980
                 Series 2007, 5.250%, 7/01/37
       1,730  West Contra Costa Healthcare District, California, Certificates of        7/14 at 100.00           A+       1,716,783
                 Participation, Series 2004, 5.375%, 7/01/21 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      18,715  Total Health Care                                                                                          16,820,308
------------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              HOUSING/MULTIFAMILY - 1.4% (1.4% OF TOTAL INVESTMENTS)

$      2,475  California Statewide Community Development Authority, Multifamily         7/09 at 102.00          N/R  $    1,802,270
                 Housing Revenue Bonds, Harbor City Lights, Series 1999Y, 6.650%,
                 7/01/39 (Alternative Minimum Tax)
         445  Riverside County, California, Subordinate Lien Mobile Home Park           4/09 at 100.00          N/R         322,394
                 Revenue Bonds, Bravo Mobile Home Park Project, Series 1999B, 6.500%,
                 3/20/29
       1,440  San Dimas Housing Authority, California, Mobile Home Park Revenue         7/09 at 101.00          N/R       1,058,630
                 Charter Oak Mobile Home Estates Acquisition Project, Series 1998A,
                 Bonds, 5.700%, 7/01/28
------------------------------------------------------------------------------------------------------------------------------------
       4,360  Total Housing/Multifamily                                                                                   3,183,294
------------------------------------------------------------------------------------------------------------------------------------

              HOUSING/SINGLE FAMILY - 2.3% (2.4% OF TOTAL INVESTMENTS)

         315  California Housing Finance Agency, Home Mortgage Revenue Bonds,           2/16 at 100.00          Aa2         312,379
                 Series 2006H, 5.750%, 8/01/30 - FGIC Insured (Alternative
                 Minimum Tax)
       4,390  California Housing Finance Agency, Home Mortgage Revenue Bonds,           2/16 at 100.00          Aa2       3,220,592
                 Series 2007M, 4.700%, 8/01/36 (Alternative Minimum Tax)
       2,125  California State Department of Veteran Affairs, Home Purchase Revenue    12/16 at 100.00          Aa2       1,665,511
                 Bonds, Series 2007, 5.000%, 12/01/42 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       6,830  Total Housing/Single Family                                                                                 5,198,482
------------------------------------------------------------------------------------------------------------------------------------

              INDUSTRIALS - 0.4% (0.4% OF TOTAL INVESTMENTS)

       1,000  California Pollution Control Financing Authority, Solid Waste Disposal    1/16 at 102.00          BBB         830,400
                 Revenue Bonds, Waste Management Inc., Series 2002A, 5.000%, 1/01/22
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
              LONG-TERM CARE - 5.8% (5.8% OF TOTAL INVESTMENTS)

              ABAG Finance Authority for Non-Profit Corporations,
              California, Cal-Mortgage Revenue Bonds, Elder Care Alliance of
              Union City, Series 2004:
       1,850     5.400%, 8/15/24                                                        8/14 at 100.00            A       1,759,665
       2,130     5.600%, 8/15/34                                                        8/14 at 100.00            A       1,911,079
       2,505  ABAG Finance Authority for Non-Profit Corporations, California,           4/09 at 101.00         BBB-       2,122,537
                 Certificates of Participation, American Baptist Homes of the West,
                 Series 1997A, 5.750%, 10/01/17
       4,000  ABAG Finance Authority for Non-Profit Corporations, California, Health    8/18 at 100.00            A       3,544,360
                 Facility Revenue Bonds, The Institute on Aging, Series 2008A,
                 5.650%, 8/15/38
       2,440  California Statewide Community Development Authority, Certificates of     4/09 at 101.00          BBB       2,183,336
                 Participation, Internext Group, Series 1999, 5.375%, 4/01/17
       1,500  Riverside County Public Financing Authority, California, Certificates     5/09 at 101.00         BBB-       1,358,985
                 of Participation, Air Force Village West, Series 1999,
                 5.750%, 5/15/19
------------------------------------------------------------------------------------------------------------------------------------
      14,425  Total Long-Term Care                                                                                       12,879,962
------------------------------------------------------------------------------------------------------------------------------------

              TAX OBLIGATION/GENERAL - 1.9% (1.9% OF TOTAL INVESTMENTS)

         500  California, General Obligation Bonds, Series 2004, 5.000%, 2/01/20        2/14 at 100.00           A1         506,730
       1,500  Los Angeles Unified School District, California, General Obligation       7/16 at 100.00          AA-       1,515,510
                 Bonds, Series 2006F, 5.000%, 7/01/24 - FGIC Insured
       2,000  Puerto Rico, General Obligation and Public Improvement Bonds, Series        No Opt. Call          AA-       1,886,980
                 2001A, 5.500%, 7/01/20 - MBIA Insured
         270  Roseville Joint Union High School District, Placer County, California,    8/15 at 100.00          AA-         270,138
                 General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 - FGIC
                 Insured
------------------------------------------------------------------------------------------------------------------------------------
       4,270  Total Tax Obligation/General                                                                                4,179,358
------------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATION/LIMITED - 30.5% (30.8% OF TOTAL INVESTMENTS)

$      1,000  Artesia Redevelopment Agency, California, Tax Allocation Revenue Bonds,   6/15 at 100.00          BBB  $      728,390
                 Artesia Redevelopment Project Area, Series 2007, 5.375%, 6/01/27
              Bell Community Redevelopment Agency, California, Tax Allocation Bonds,
              Bell Project Area, Series 2003:
       3,000     5.500%, 10/01/23 - RAAI Insured                                       10/13 at 100.00         BBB+       2,681,970
       1,000     5.625%, 10/01/33 - RAAI Insured                                       10/13 at 100.00         BBB+         832,050
       2,400  Calexico Community Redevelopment Agency, California, Tax Allocation       8/13 at 102.00            A       2,072,352
                 Bonds, Merged Central Business and Residential District Project,
                 Series 2003C, 5.000%, 8/01/28 - AMBAC Insured
         340  Capistrano Unified School District, Orange County, California, Special    9/15 at 100.00          AA-         305,031
                 Tax Bonds, Community Facilities District, Series 2005, 5.000%,
                 9/01/24 - FGIC Insured
       1,005  Chino Redevelopment Agency, California, Merged Chino Redevelopment        9/16 at 101.00            A         773,860
                 Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 -
                 AMBAC Insured
              Golden State Tobacco Securitization Corporation, California,
              Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
      20,110     5.000%, 6/01/35 - FGIC Insured                                         6/15 at 100.00            A      16,267,781
       2,345     5.000%, 6/01/38 - FGIC Insured                                         6/15 at 100.00            A       1,853,723
              Irvine, California, Unified School District, Community Facilities
              District Special Tax Bonds,  Series 2006A:
         160     5.000%, 9/01/26                                                        9/16 at 100.00          N/R         127,098
         375     5.125%, 9/01/36                                                        9/16 at 100.00          N/R         274,125
       2,500  Kern County Board of Education, California, Certificates of               6/16 at 100.00          AA-       2,237,150
                 Participation, Series 2006A,  5.000%, 6/01/31 - MBIA Insured
         615  Los Angeles Community Redevelopment Agency, California, Lease Revenue     9/15 at 100.00           A2         519,718
                 Bonds, Manchester Social  Services Project, Series 2005,
                 5.000%, 9/01/37 - AMBAC Insured
       2,750  Los Angeles County Schools, California, Certificates of Participation,    9/13 at 100.00          AAA       2,689,665
                 Pooled Financing Program, Regionalized Business Services Corporation,
                 Series 2003A, 5.000%, 9/01/28 - FSA Insured
       3,665  Milpitas, California, Local Improvement District 20 Limited Obligation    3/09 at 103.00          N/R       3,585,946
                 Bonds, Series 1998A, 5.650%, 9/02/13
              Modesto Schools Infrastructure Financing Agency, Stanislaus County,
              California, Special Tax Revenue Bonds, Series 2004:
       1,045     5.250%, 9/01/22 - AMBAC Insured                                        9/14 at 100.00            A         937,114
       1,145     5.250%, 9/01/23 - AMBAC Insured                                        9/14 at 100.00            A       1,014,092
       1,255     5.250%, 9/01/24 - AMBAC Insured                                        9/14 at 100.00            A       1,095,351
        420   Oakland Redevelopment Agency, California, Subordinate Lien Tax            3/13 at 100.00          AA-         412,297
                 Allocation Bonds, Central District Redevelopment Project,
                 Series 2003, 5.500%, 9/01/18 - FGIC Insured
       8,000  Palmdale Elementary School District, Los Angeles County, California,      8/09 at 101.00          AAA       7,685,360
                 Special Tax Bonds, Community Facilities District 90-1, Series 1999,
                 5.800%, 8/01/29 - FSA Insured
         290  Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged     9/15 at 100.00           A-         247,324
                 Project Area, Series 2005A, 5.000%, 9/01/35 - SYNCORA GTY Insured
       5,000  Riverside County Redevelopment Agency, California, Tax Allocation        10/14 at 100.00           A-       4,224,250
                 Housing Bonds, Series 2004A, 5.000%, 10/01/37 - SYNCORA GTY Insured
         360  Roseville, California, Certificates of Participation, Public Facilities,  8/13 at 100.00           A+         344,430
                 Series 2003A, 5.000%, 8/01/25 - AMBAC Insured
       3,130  San Francisco Redevelopment Agency, California, Lease Revenue Bonds,      7/11 at 102.00          AA-       3,207,843
                 Moscone Convention Center, Series 2004, 5.250%, 7/01/23 - AMBAC
                 Insured
       2,750  San Jose Financing Authority, California, Lease Revenue Refunding Bonds,  9/11 at 100.00          AA+       2,844,518
                 Convention Center Project, Series 2001F, 5.000%, 9/01/20 - MBIA
                 Insured

    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATION/LIMITED (continued)

$        625  San Mateo Union High School District, San Mateo County, California,      12/17 at 100.00            A  $      524,781
                 Certificates of Participation, Phase 1, Series 2007A, 5.000%,
                 12/15/30 - AMBAC Insured
       3,000  Santa Clara County Financing Authority, California, Insured Revenue       8/17 at 100.00           A+       2,841,720
                 Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 - AMBAC
                 Insured
         740  Shafter Joint Powers Financing Authority, California, Lease Revenue       7/09 at 100.00           A-         741,502
                 Bonds, Community Correctional Facility Acquisition Project, Series
                 1997A, 5.950%, 1/01/11
       1,000  Simi Valley, California, Certificates of Participation, Series 2004,      9/14 at 100.00           A+         969,560
                 5.000%, 9/01/24 - AMBAC Insured
       1,500  Tehachapi Redevelopment Agency, California, Tax Allocation Bonds,           No Opt. Call           A3       1,171,335
                 Series 2007, 5.250%, 12/01/37 - RAAI Insured
       1,925  Travis Unified School District, Solano County, California, Certificates   9/16 at 100.00          N/R       1,652,690
                 of Participation, Series 2006, 5.000%, 9/01/26 - FGIC Insured
       2,500  Ventura County Superintendent of Schools, California, Certificates       12/11 at 100.00          AA-       2,472,825
                 Participation, Series 2003, 5.000%, 12/01/27 - AMBAC Insured
       1,185  Vista Joint Powers Financing Authority, California, Special Tax Lease     3/09 at 100.00          N/R       1,022,228
                 Revenue Refunding Bonds, Community Facilities District 90-2, Series
                 1997A, 5.875%, 9/01/20
-----------------------------------------------------------------------------------------------------------------------------------
      77,135  Total Tax Obligation/Limited                                                                               68,358,079
-----------------------------------------------------------------------------------------------------------------------------------

              TRANSPORTATION - 4.3% (4.4% OF TOTAL INVESTMENTS)

       2,500  Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay     4/16 at 100.00           AA       2,463,750
                 Area Toll Bridge, Series 2006, 5.000%, 4/01/31 (UB)
       5,500  Foothill/Eastern Transportation Corridor Agency, California, Toll Road    1/14 at 101.00         BBB-       4,862,880
                 Revenue Refunding Bonds, Series 1999, 0.000%, 1/15/27
       1,250  Fresno, California, Airport Revenue Bonds, Series 2000A, 5.500%,          7/10 at 101.00          AAA       1,182,400
                 7/01/30 - FSA Insured
        220   Palm Springs Financing Authority, California, Palm Springs                7/14 at 102.00          N/R         149,866
                 International Airport Revenue Bonds, Series 2006, 5.550%, 7/01/28
                 (Alternative Minimum Tax)
       1,245  San Francisco Airports Commission, California, Revenue Bonds, San         5/09 at 101.00           AA       1,021,821
                 Francisco International Airport, Second Series 1999, Issue 23A,
                 5.000%, 5/01/30 - FGIC Insured (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
      10,715  Total Transportation                                                                                        9,680,717
-----------------------------------------------------------------------------------------------------------------------------------

              U.S. GUARANTEED - 27.3% (27.5% OF TOTAL INVESTMENTS) (4)

              Burbank Redevelopment Agency, California, Tax Allocation
              Bonds, Golden State Redevelopment Project, Series 2003:
       1,700     5.625%, 12/01/28 (Pre-refunded 12/01/13) - FGIC Insured               12/13 at 100.00      N/R (4)       1,975,298
       5,010     5.750%, 12/01/33 (Pre-refunded 12/01/13) - FGIC Insured               12/13 at 100.00      N/R (4)       5,849,576
       2,400  California County Tobacco Securitization Agency, Tobacco Settlement       6/12 at 100.00      N/R (4)       2,626,632
                 Asset-Backed Bonds, Sonoma County Tobacco Funding Corporation,
                 Series 2002B, 5.500%, 6/01/30 (Pre-refunded 6/01/12)
       3,300  California Department of Water Resources, Power Supply Revenue Bonds,     5/12 at 101.00          Aaa       3,707,319
                 Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)
       3,115  California Educational Facilities Authority, Revenue Bonds, Pooled        6/10 at 101.00      Baa3 (4)       3,340,433
                 College and University Projects, Series 2000C, 6.750%, 6/01/30 (ETM)
       2,845  California, General Obligation Bonds, Series 2004, 5.250%, 4/01/34        4/14 at 100.00          AAA       3,292,177
                 (Pre-refunded 4/01/14)
       3,260  California, Various Purpose General Obligation Bonds, Series 2000,        3/10 at 101.00          AAA       3,449,341
                 5.750%, 3/01/27 (Pre-refunded 3/01/10) - MBIA Insured
       2,065  Contra Costa County, California, GNMA Mortgage-Backed Securities            No Opt. Call          AAA       2,784,446
                 Program Home Mortgage Revenue Bonds, Series 1988, 8.250%, 6/01/21
                 (Alternative Minimum Tax) (ETM)

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              U.S. GUARANTEED (4) (continued)

$      2,335  Golden State Tobacco Securitization Corporation, California, Tobacco      6/13 at 100.00          AAA  $    2,565,745
                 Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33
                 (Pre-refunded 6/01/13)
       1,330  Los Angeles Community Redevelopment Agency, California, Tax Allocation    7/09 at 100.00      BBB (4)       1,337,608
                 Refunding Bonds, Central Business District Redevelopment Project,
                 Series 1987G, 6.750%, 7/01/10 (ETM)
       5,000  Orange County Sanitation District, California, Certificates of            8/13 at 100.00          AAA       5,758,100
                 Participation, Series 2003, 5.250%, 2/01/27 (Pre-refunded 8/01/13) -
                 FGIC Insured
       8,565  Palmdale, California, GNMA Mortgage-Backed Securities Program Single        No Opt. Call          AAA       6,564,644
                 Family Mortgage Revenue Bonds, Series 1988A, 0.000%, 3/01/17 (ETM)
       3,300  Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,  7/12 at 100.00          AAA       3,670,359
                 Series 2002D, 5.375%, 7/01/36 (Pre-refunded 7/01/12)
      20,415  San Bernardino County, California, GNMA Mortgage-Backed Securities          No Opt. Call          AAA      10,792,798
                 Program Single Family Home Mortgage Revenue Bonds, Series 1988A,
                 0.000%, 9/01/21 (Alternative Minimum Tax) (ETM)
       3,000  Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan       10/10 at 101.00     BBB+ (4)       3,286,560
                 Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded 10/01/10)
------------------------------------------------------------------------------------------------------------------------------------
      67,640  Total U.S. Guaranteed                                                                                      61,001,036
------------------------------------------------------------------------------------------------------------------------------------

              UTILITIES - 6.5% (6.6% OF TOTAL INVESTMENTS)

       2,445  California Statewide Community Development Authority, Certificates of     6/09 at 100.00          N/R       1,888,151
                 Participation Refunding, Rio Bravo Fresno Project, Series 1999A,
                 6.500%, 12/01/18 (5)
       1,800  Long Beach Bond Finance Authority, California, Natural Gas Purchase         No Opt. Call           A+       1,328,616
                 Revenue Bonds, Series 2007A, 5.500%, 11/15/37
      21,500  Merced Irrigation District, California, Certificates of Participation,     9/16 at 64.56            A       7,833,740
                 Water and Hydroelectric  System Projects, Series 2008A, 0.000%,
                 9/01/23
         605  Merced Irrigation District, California, Electric System Revenue Bonds,    9/15 at 100.00          N/R         432,829
                 Series 2005, 5.125%,  9/01/31 - SYNCORA GTY Insured
       3,470  Puerto Rico Industrial, Tourist, Educational, Medical and Environmental   6/10 at 101.00         Baa3       3,102,215
                 Control Facilities Financing Authority, Co-Generation Facility
                 Revenue Bonds, Series 2000A, 6.625%, 6/01/26 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      29,820  Total Utilities                                                                                            14,585,551
------------------------------------------------------------------------------------------------------------------------------------

              WATER AND SEWER - 7.9% (8.0% OF TOTAL INVESTMENTS)

       1,480  California Department of Water Resources, Water System Revenue Bonds,     6/15 at 100.00          AAA       1,529,669
                 Central Valley Project,  Series 2005AD, 5.000%, 12/01/22 - FSA
                 Insured
       1,500  Castaic Lake Water Agency, California, Certificates of Participation,     8/16 at 100.00          AA-       1,424,865
                 Series 2006C, 5.000%, 8/01/36 - MBIA Insured
         410  Healdsburg Public Financing Authority, California, Wastewater Revenue     4/16 at 100.00          AA-         363,908
                 Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured
         500  Los Angeles County Sanitation Districts Financing Authority,             10/13 at 100.00          AAA         514,220
                 California, Senior Revenue Bonds,  Capital Projects, Series 2003A,
                 5.000%, 10/01/23 - FSA Insured
       5,000  Los Angeles Department of Water and Power, California, Waterworks         7/17 at 100.00           AA       4,782,700
                 Revenue Bonds, Series 2007A-2, 5.000%, 7/01/44 - AMBAC Insured
              Madera Irrigation District. California, Water Revenue Refunding Bonds,
              Series 2008:
       1,850     5.500%, 1/01/33                                                        1/18 at 100.00           A-       1,832,869
       3,000     5.500%, 1/01/38                                                        1/18 at 100.00           A-       2,952,870

    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              WATER AND SEWER (continued)

$      1,580  San Diego County Water Authority, California, Water Revenue Refunding     5/12 at 101.00          AA+  $    1,597,680
                 Certificates of Participation, Series 2002A, 5.000%, 5/01/26 -
                 MBIA Insured
       3,500  Woodbridge Irrigation District, California, Certificates of               7/13 at 100.00         BBB+       2,745,260
                 Participation, Water Systems Project, Series 2003, 5.625%,
                 7/01/43
------------------------------------------------------------------------------------------------------------------------------------
      18,820  Total Water and Sewer                                                                                      17,744,041
------------------------------------------------------------------------------------------------------------------------------------
$    268,240  Total Investments (cost $230,481,378) - 99.0%                                                             221,709,908
============------------------------------------------------------------------------------------------------------------------------
              Floating Rate Obligations - (0.6)%                                                                         (1,250,000)
              ----------------------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities - 1.6%                                                                        3,488,715
              ----------------------------------------------------------------------------------------------------------------------
              Net Assets Applicable to Common Shares - 100%                                                          $  223,948,623
              ======================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common Shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) This debt has been restructured to accommodate capital maintenance at the facility. Major highlights of the debt restructuring include the following: (1) the principal balance outstanding on and after December 1, 2007, shall accrue interest at a rate of 6.500% per annum commencing December 1, 2007; (2) the interest shall accrue but not be payable on June 1, 2008 or December 1, 2008, but shall instead be deferred and paid by the end of calendar year 2011; (3) no principal component shall be pre-payable from the Minimum Sinking Fund Account during calendar years 2008 and 2009 but such pre-payments shall recommence beginning in calendar year 2010 according to a revised schedule. Management believes that the restructuring is in the best interest of Fund shareholders and that it is more-likely-than-not that the borrower will fulfill its obligation. Consequently, the Fund continues to accrue interest on this obligation.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NCP | Nuveen California Performance Plus Municipal Fund, Inc.
    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              CONSUMER STAPLES - 4.4% (2.8% OF TOTAL INVESTMENTS)

$        645  California County Tobacco Securitization Agency, Tobacco Settlement       6/15 at 100.00          BBB  $      560,557
                 Asset-Backed Bonds, Sonoma County Tobacco Securitization
                 Corporation, Series 2005, 4.250%, 6/01/21
       3,000  Golden State Tobacco Securitization Corporation, California, Enhanced     6/17 at 100.00          BBB       1,808,520
                 Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47
      12,135  Golden State Tobacco Securitization Corporation, California, Enhanced     6/22 at 100.00          BBB       4,757,648
                 Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37
------------------------------------------------------------------------------------------------------------------------------------
      15,780  Total Consumer Staples                                                                                      7,126,725
------------------------------------------------------------------------------------------------------------------------------------

              EDUCATION AND CIVIC ORGANIZATIONS - 10.6% (6.8% OF TOTAL INVESTMENTS)

         160  California Educational Facilities Authority, Revenue Bonds, University   10/15 at 100.00           A3         134,309
                 of Redlands, Series 2005A, 5.000%, 10/01/35
              California Educational Facilities Authority, Revenue Bonds, University
              of the Pacific, Series 2006:
         110     5.000%, 11/01/21                                                      11/15 at 100.00           A2         105,843
         150     5.000%, 11/01/25                                                      11/15 at 100.00           A2         133,806
       4,730  California Infrastructure Economic Development Bank, Revenue Bonds,      10/11 at 101.00           A-       4,809,038
                 J. David Gladstone Institutes, Series 2001, 5.500%, 10/01/21
       2,645  California State Public Works Board, Lease Revenue Bonds, University      3/18 at 100.00          AA-       2,248,515
                 of California Regents, Trust 1065, 8.969%, 3/01/33 (IF)
       4,730  California State University, Systemwide Revenue Bonds, Series 2002A,     11/12 at 100.00          Aa3       4,978,656
                 5.000%, 11/01/19 - AMBAC Insured
       4,000  San Diego County, California, Certificates of Participation, Burnham      9/15 at 102.00         Baa3       2,672,600
                 Institute, Series 2006, 5.000%, 9/01/34
       2,000  University of California, Revenue Bonds, Multi-Purpose Projects,          5/13 at 100.00           AA       2,192,400
                 Series 2003A, 5.125%, 5/15/17 -
                 AMBAC Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
      18,525  Total Education and Civic Organizations                                                                    17,275,167
------------------------------------------------------------------------------------------------------------------------------------

              HEALTH CARE - 9.1% (5.8% OF TOTAL INVESTMENTS)

         375  California Health Facilities Financing Authority, Revenue Bonds,          4/16 at 100.00           A+         306,086
                 Kaiser Permanante System,  Series 2006, 5.000%, 4/01/37
       2,420  California Health Facilities Financing Authority, Revenue Bonds,         11/16 at 100.00          AA-       1,823,204
                 Sutter Health, Series 2008, Trust 3146, 12.371%, 11/15/46 (IF)
       1,650  California Municipal Financing Authority, Certificates of                 2/17 at 100.00         Baa2       1,070,289
                 Participation, Community Hospitals  of Central California,
                 Series 2007, 5.250%, 2/01/46
         895  California Statewide Communities Development Authority, Revenue Bonds,    7/18 at 100.00          AAA         582,609
                 Saint Joseph Health System, Trust 2554, 18.216%, 7/01/47 - FSA
                 Insured (IF)
       1,000  California Statewide Community Development Authority, Revenue Bonds,      7/15 at 100.00          BBB         668,080
                 Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/30
       1,175  California Statewide Community Development Authority, Revenue Bonds,      3/16 at 100.00           A+         943,067
                 Kaiser Permanante System, Series 2006, 5.000%, 3/01/41

    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              HEALTH CARE (continued)

$      1,755  California Statewide Community Development Authority, Revenue Bonds,      8/16 at 100.00           A+  $    1,527,605
                 Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31
       1,355  California Statewide Community Development Authority, Revenue Bonds,        No Opt. Call           A1       1,435,880
                 Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 -
                 AMBAC Insured
       4,045  California Statewide Community Development Authority, Revenue Bonds,     11/15 at 100.00          AA-       3,449,293
                 Sutter Health, Series 2005A, 5.000%, 11/15/43
       1,750  Loma Linda, California, Hospital Revenue Bonds, Loma Linda University    12/18 at 100.00          BBB       1,723,908
                 Medical Center, Series 2008A, 8.250%, 12/01/38
       1,600  The Regents of the University of California, Medical Center Pooled        5/15 at 101.00          Aa2       1,398,784
                 Revenue Bonds, Series 2007A, 4.500%, 5/15/37 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      18,020  Total Health Care                                                                                          14,928,805
------------------------------------------------------------------------------------------------------------------------------------

              HOUSING/MULTIFAMILY - 3.2% (2.1% OF TOTAL INVESTMENTS)

       1,500  California Statewide Community Development Authority, Student Housing     8/12 at 100.00         Baa1       1,328,175
                 Revenue Bonds, EAH - Irvine East Campus Apartments, LLC Project,
                 Series 2002A, 5.500%, 8/01/22 - ACA Insured
       3,915  Los Angeles, California, GNMA Collateralized Multifamily Housing          3/09 at 100.00          AAA       3,915,822
                 Revenue Bonds, Ridgecroft Apartments, Series 1997E, 6.250%, 9/20/39
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       5,415  Total Housing/Multifamily                                                                                   5,243,997
------------------------------------------------------------------------------------------------------------------------------------

              HOUSING/SINGLE FAMILY - 0.2% (0.1% OF TOTAL INVESTMENTS)

         375  California Housing Finance Agency, Home Mortgage Revenue Bonds,           2/16 at 100.00          Aa2         371,880
                 Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

              INDUSTRIALS - 0.6% (0.4% OF TOTAL INVESTMENTS)

       1,250  California Pollution Control Financing Authority, Solid Waste Disposal    1/16 at 102.00          BBB       1,038,000
                 Revenue Bonds, Waste Management Inc., Series 2002A, 5.000%, 1/01/22
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

              LONG-TERM CARE - 2.1% (1.4% OF TOTAL INVESTMENTS)

       4,500  California Statewide Communities Development Authority, Revenue Bonds,   12/17 at 100.00         Baa1       3,449,475
                 Inland Regional Center Project, Series 2007, 5.250%, 12/01/27
------------------------------------------------------------------------------------------------------------------------------------

              TAX OBLIGATION/GENERAL - 18.7% (12.0% OF TOTAL INVESTMENTS)

         500  California, General Obligation Bonds, Series 2004, 5.000%, 2/01/23        2/14 at 100.00           A1         497,850
       3,550  Centinela Valley Union High School District, Los Angeles County,            No Opt. Call          AA-       3,422,591
                 California, General Obligation Bonds, Series 2002A, 5.250%,
                 2/01/26 - MBIA Insured
       1,400  Los Rios Community College District, Sacramento, El Dorado and Yolo       8/14 at 102.00          AAA       1,468,964
                 Counties, California, General Obligation Bonds, Series 2006,
                 5.000%, 8/01/24 - FSA Insured (UB)
       3,200  Murrieta Valley Unified School District, Riverside County, California,    9/17 at 100.00          AAA       2,888,960
                 General Obligation Bonds, Series 2007, 4.500%,
                 9/01/30 - FSA Insured
       4,765  North Orange County Community College District, California, General         No Opt. Call           AA       1,732,602
                 Obligation Bonds, Series 2003B, 0.000%, 8/01/27 - FGIC Insured
       2,575  Oxnard School District, Ventura County, California, General Obligation    2/22 at 103.00          AA-       2,525,174
                 Refunding Bonds, Series 2001A, 5.750%, 8/01/30 - MBIA Insured
       6,000  Puerto Rico, General Obligation and Public Improvement Bonds,               No Opt. Call           AA       6,240,660
                 Series 1993, 7.000%, 7/01/10 - MBIA Insured
              Riverside Community College District, California, General Obligation
              Bonds, Series 2004A:
          15     5.250%, 8/01/25 - MBIA Insured                                         8/14 at 100.00          AA-          15,470
          20     5.250%, 8/01/26 - MBIA Insured                                         8/14 at 100.00          AA-          20,521
         325  Roseville Joint Union High School District, Placer County, California,    8/15 at 100.00          AA-         325,166
                 General Obligation Bonds, Series 2006B, 5.000%,
                 8/01/27 - FGIC Insured

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATION/GENERAL (continued)

$      4,000  San Diego Unified School District, San Diego County, California,          7/13 at 101.00          AAA  $    4,351,200
                 General Obligation Bonds,
                 Series 2003E, 5.250%, 7/01/22 - FSA Insured
       3,000  San Jose-Evergreen Community College District, Santa Clara County,        9/10 at 100.00           AA       3,154,590
                 California, General Obligation Bonds,
                 Series 2000B, 5.600%, 9/01/24 - FGIC Insured
       2,200  Santa Maria Joint Union High School District, Santa Barbara and             No Opt. Call          Aa3       2,543,464
                 San Luis Obispo Counties, California, General Obligation Bonds,
                 Series 2003B, 5.625%, 8/01/24 - FSA Insured
       1,440  Southwestern Community College District, San Diego County, California,    8/15 at 102.00          AA-       1,484,582
                 General Obligation Bonds,
                 Series 2005, 5.000%, 8/01/24 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      32,990  Total Tax Obligation/General                                                                               30,671,794
------------------------------------------------------------------------------------------------------------------------------------

              TAX OBLIGATION/LIMITED - 37.9% (24.3% OF TOTAL INVESTMENTS)

       5,045  California State Public Works Board, Lease Revenue Bonds, Department      3/12 at 100.00            A       5,212,090
                 of Corrections, Series 2002A, 5.250%, 3/01/22 - AMBAC Insured
       1,575  California State Public Works Board, Lease Revenue Bonds, Department     12/13 at 100.00           A2       1,611,887
                 of General Services, Series 2003D, 5.500%, 6/01/20
       3,010  California State Public Works Board, Lease Revenue Bonds, Department      6/14 at 100.00           A2       3,086,875
                 of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.500%, 6/01/19
       2,195  California, Economic Recovery Revenue Bonds,                              7/14 at 100.00           A+       2,335,414
                 Series 2004A, 5.000%, 7/01/15
         400  Capistrano Unified School District, Orange County, California, Special    9/15 at 100.00          AA-         358,860
                 Tax Bonds, Community Facilities District,
                 Series 2005, 5.000%, 9/01/24 - FGIC Insured
       1,210  Chino Redevelopment Agency, California, Merged Chino Redevelopment        9/16 at 101.00            A         931,712
                 Project Area Tax Allocation Bonds,
                 Series 2006, 5.000%, 9/01/38 - AMBAC Insured
       2,000  Coachella Valley Unified School District, Riverside County,               9/16 at 100.00         Baa1       1,597,800
                 California, Certificates of Participation,
                 Series 2007, 5.000%, 9/01/31 - AMBAC Insured
       2,500  Corona Public Financing Authority, California, Superior Lien Revenue      9/09 at 102.00          AAA       2,570,950
                 Bonds, Series 1999A, 5.000%, 9/01/20 - FSA Insured
       4,980  Golden State Tobacco Securitization Corporation, California, Tobacco      6/15 at 100.00            A       3,746,205
                 Settlement Asset-Backed Revenue Bonds,
                 Series 2005A, 5.000%, 6/01/45 - AMBAC Insured
       1,045  Hawthorne Community Redevelopment Agency, California, Project Area 2      9/16 at 100.00           A-         920,959
                 Tax Allocation Bonds,
                 Series 2006, 5.250%, 9/01/36 - SYNCORA GTY Insured
       1,750  Hesperia Community Redevelopment Agency, California, Tax Allocation       9/15 at 100.00         Baa1       1,539,808
                 Bonds, Series 2005A, 5.000%, 9/01/25 - SYNCORA GTY Insured
              Irvine, California, Unified School District, Community Facilities
              District Special Tax Bonds, Series 2006A:
         195     5.000%, 9/01/26                                                        9/16 at 100.00          N/R         154,900
         450     5.125%, 9/01/36                                                        9/16 at 100.00          N/R         328,950
         730  Los Angeles Community Redevelopment Agency, California, Lease Revenue     9/15 at 100.00           A2         616,901
                 Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured
      10,000  Los Angeles County Public Works Financing Authority, California,          9/16 at 100.00          AA-       8,943,700
                 Lease Revenue Bonds, Series 2006B, 5.000%, 9/01/31 - FGIC Insured
       4,000  Los Angeles, California, Municipal Improvement Corporation, Lease         1/17 at 100.00          AA-       3,668,600
                 Revenue Bonds, Police Headquarters,
                 Series 2006A, 4.750%, 1/01/31 - FGIC Insured
       1,395  Moreno Valley Unified School District, Riverside County, California,      3/14 at 100.00          AAA       1,429,247
                 Certificates of Participation,
                 Series 2005, 5.000%, 3/01/22 - FSA Insured
       3,500  Murrieta Redevelopment Agency, California, Tax Allocation Bonds,          8/17 at 100.00          AA-       2,958,200
                 Series 2007A, 5.000%, 8/01/37 - MBIA Insured

    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATION/LIMITED (continued)

$      1,000  Paramount Redevelopment Agency, California, Tax Allocation Bonds,         8/13 at 100.00          AA-  $      963,520
                 Redevelopment Project Area 1,
                 Series 2003, 5.000%, 8/01/23 - MBIA Insured
         350  Rialto Redevelopment Agency, California, Tax Allocation Bonds,            9/15 at 100.00           A-         298,494
                 Merged Project Area, Series
                 2005A, 5.000%, 9/01/35 - SYNCORA GTY Insured
       1,500  Riverside County Public Financing Authority, California, Tax             10/15 at 100.00          BBB       1,128,300
                 Allocation Bonds, Multiple
                 Projects, Series 2005A, 5.000%, 10/01/37 - SYNCORA GTY Insured
       1,000  Rohnert Park Community Development Commission, California,                8/17 at 100.00          AA-         845,200
                 Redevelopment Project Tax
                 Allocation Bonds, Series 2007R, 5.000%, 8/01/37 - FGIC Insured
         435  Roseville, California, Certificates of Participation, Public              8/13 at 100.00           A+         416,186
                 Facilities, Series 2003A, 5.000%,
                 8/01/25 - AMBAC Insured
       1,000  Sacramento City Financing Authority, California, Lease Revenue              No Opt. Call           AA       1,094,030
                 Refunding Bonds, Series 1993A,
                 5.400%, 11/01/20 - MBIA Insured
       5,000  San Marcos Public Facilities Authority, California, Tax Allocation        8/15 at 100.00            A       4,264,950
                 Bonds, Project Areas 2 and 3,
                 Series 2005C, 5.000%, 8/01/35 - AMBAC Insured
         750  San Mateo Union High School District, San Mateo County,                  12/17 at 100.00            A         629,738
                 California, Certificates of Participation, Phase 1,
                 Series 2007A, 5.000%, 12/15/30 - AMBAC Insured
              Santa Clara Redevelopment Agency, California, Tax Allocation
              Bonds, Bayshore North Project, Series 2003:
       2,695     5.000%, 6/01/20 - MBIA Insured                                         6/13 at 100.00          AA-       2,706,184
       1,500     5.000%, 6/01/21 - MBIA Insured                                         6/13 at 100.00          AA-       1,488,360
              Sweetwater Union High School District, San Diego County,
              California, Certificates of Participation, Series 2002:
       2,000     5.000%, 9/01/23 - FSA Insured                                          9/12 at 102.00          AAA       2,034,640
       4,015     5.000%, 9/01/24 - FSA Insured                                          9/12 at 102.00          AAA       4,059,285
------------------------------------------------------------------------------------------------------------------------------------
      67,225  Total Tax Obligation/Limited                                                                               61,941,945
------------------------------------------------------------------------------------------------------------------------------------

              TRANSPORTATION - 28.6% (18.3% OF TOTAL INVESTMENTS)

       1,430  Bay Area Toll Authority, California, Revenue Bonds, San Francisco         4/16 at 100.00           AA       1,409,265
                 Bay Area Toll Bridge, Series 2006, 5.000%, 4/01/31 (UB)
       1,935  Bay Area Toll Authority, California, Revenue Bonds, San Francisco         4/18 at 100.00           AA       1,879,583
                 Bay Area Toll Bridge, Series
                 2008, Trust 3211, 12.855%, 4/01/39 (IF)
       6,500  Foothill/Eastern Transportation Corridor Agency, California, Toll         1/14 at 101.00         BBB-       5,604,235
                 Road Revenue Refunding
                 Bonds, Series 1999, 0.000%, 1/15/29
              Long Beach, California, Harbor Revenue Bonds, Series 2000A:
       2,740     5.750%, 5/15/14 (Alternative Minimum Tax)                              5/10 at 101.00           AA       2,812,035
      11,885     5.750%, 5/15/15 (Alternative Minimum Tax)                              5/10 at 101.00           AA      12,159,662
       8,550  Port of Oakland, California, Revenue Bonds, Series 2000K, 5.750%,         5/10 at 100.00          AA-       7,348,725
                 11/01/29 - FGIC Insured (Alternative Minimum Tax)
      14,000  San Francisco Airports Commission, California, Revenue Bonds, San         5/10 at 101.00          AAA      13,551,157
                 Francisco International Airport, Second Series 2000,
                 Issue 25, 5.500%, 5/01/24 - FSA Insured (Alternative Minimum Tax)
       2,000  San Francisco Airports Commission, California, Revenue Refunding          5/11 at 100.00          AA-       2,015,860
                 Bonds, San Francisco International Airport, Second Series 2001,
                 Issue 27B, 5.000%, 5/01/23 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      49,040  Total Transportation                                                                                       46,780,522
------------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              U.S. GUARANTEED - 14.1% (9.1% OF TOTAL INVESTMENTS) (4)

$      1,125  California County Tobacco Securitization Agency, Tobacco                  6/10 at 100.00      N/R (4)  $    1,144,665
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco Funding
                 Corporation, Series 2002B, 5.125%, 6/01/20 (Pre-refunded 6/01/10)
       5,360  California Infrastructure Economic Development Bank, First Lien             No Opt. Call          AAA       5,949,761
                 Revenue Bonds, San Francisco Bay Area Toll Bridge,
                 Series 2003A, 5.000%, 7/01/23 - FSA Insured (ETM)
       4,000  Contra Costa County, California, GNMA Mortgage-Backed Securities            No Opt. Call          AAA       5,393,600
                 Program Home Mortgage Revenue Bonds,
                 Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)
       3,000  Golden State Tobacco Securitization Corporation, California,              6/13 at 100.00          AAA       3,534,510
                 Tobacco Settlement Asset-Backed Bonds,
                 Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)
       2,500  Los Angeles Unified School District, California, General                  7/10 at 100.00      AA- (4)       2,648,275
                 Obligation Bonds, Series 2000D, 5.375%, 7/01/25
                 (Pre-refunded 7/01/10) - FGIC Insured
       4,000  Puerto Rico Highway and Transportation Authority, Highway Revenue         7/12 at 100.00          AAA       4,448,920
                 Bonds, Series 2002D, 5.375%, 7/01/36 (Pre-refunded 7/01/12)
------------------------------------------------------------------------------------------------------------------------------------
      19,985  Total U.S. Guaranteed                                                                                      23,119,731
------------------------------------------------------------------------------------------------------------------------------------

              UTILITIES - 11.4% (7.3% OF TOTAL INVESTMENTS)

       4,210  California Statewide Community Development Authority, Certificates        6/09 at 100.00          N/R       3,251,173
                 of Participation Refunding, Rio Bravo Fresno Project,
                 Series 1999A, 6.500%, 12/01/18 (5)
       2,140  Long Beach Bond Finance Authority, California, Natural Gas                  No Opt. Call           A+       1,579,577
                 Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37
         725  Los Angeles Department of Water and Power, California, Power System       7/13 at 100.00          AA-         752,151
                 Revenue Bonds, Series 2003A-2, 5.000%, 7/01/21 - MBIA Insured
         500  Los Angeles Department of Water and Power, California, Power System       7/15 at 100.00          AAA         490,735
                 Revenue Bonds, Series 2005, 5.000%, 7/01/31 - FSA Insured (UB)
         715  Merced Irrigation District, California, Electric System Revenue           9/15 at 100.00          N/R         511,525
                 Bonds, Series 2005, 5.125%, 9/01/31 - SYNCORA GTY Insured
      10,450  Orange County Public Financing Authority, California, Waste                 No Opt. Call           A1      10,583,760
                 Management System Revenue Refunding Bonds,
                 Series 1997, 5.250%, 12/01/13 - AMBAC Insured
                 (Alternative Minimum Tax)
       1,000  Sacramento Municipal Utility District, California, Electric                 No Opt. Call          AA-       1,016,780
                 Revenue Bonds, Series 2004T, 5.250%, 5/15/23 - FGIC Insured
         500  Sacramento Municipal Utility District, California, Electric Revenue       8/12 at 100.00          AAA         511,085
                 Refunding Bonds, Series 2002Q, 5.250%, 8/15/22 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      20,240  Total Utilities                                                                                            18,696,786
------------------------------------------------------------------------------------------------------------------------------------

              WATER AND SEWER - 15.0% (9.6% OF TOTAL INVESTMENTS)

       1,000  California Statewide Community Development Authority, Water and          10/13 at 100.00          AAA       1,025,680
                 Wastewater Revenue Bonds, Pooled Financing Program,
                 Series 2003A, 5.250%, 10/01/23 - FSA Insured
       2,500  El Centro Financing Authority, California, Water Revenue Bonds,          10/16 at 100.00          AAA       2,203,125
                 Series 2006A, 4.750%, 10/01/31 - FSA Insured
         490  Healdsburg Public Financing Authority, California, Wastewater             4/16 at 100.00          AA-         434,914
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured
       4,770  Los Angeles Department of Water and Power, California, Waterworks         7/14 at 100.00           AA       5,074,135
                 Revenue Bonds, Series 2004C, 5.250%, 7/01/20 - MBIA Insured
       2,500  Pajaro Valley Water Management Agency, California, Revenue                3/09 at 101.00            A       2,344,800
                 Certificates of Participation, Series 1999A,
                 5.750%, 3/01/29 - AMBAC Insured
       5,985  Sacramento County Sanitation District Financing Authority,               12/10 at 101.00           AA       6,380,788
                 California, Revenue Bonds, Series 2000A, 5.250%, 12/01/12

    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              WATER AND SEWER (continued)

$      4,585  Santa Maria, California, Subordinate Water and Wastewater Revenue         8/12 at 101.00            A  $    4,584,772
                 Certificates of Participation,
                 Series 1997A, 5.550%, 8/01/27 - AMBAC Insured
       1,700  South Gate Utility Authority, California, Subordinate Revenue Bonds,     10/11 at 102.00          AA-       1,709,962
                 Water and Sewer System Projects,
                 Series 2001, 5.000%, 10/01/22 - FGIC Insured
         945  Woodbridge Irrigation District, California, Certificates of               7/13 at 100.00         BBB+         741,220
                 Participation, Water Systems Project,
                 Series 2003, 5.625%, 7/01/43
------------------------------------------------------------------------------------------------------------------------------------
      24,475  Total Water and Sewer                                                                                      24,499,396
------------------------------------------------------------------------------------------------------------------------------------
$    277,820  Total Investments (cost $270,743,082) - 155.9%                                                            255,144,223
============------------------------------------------------------------------------------------------------------------------------
              Floating Rate Obligations - (2.2)%                                                                         (3,595,000)
              ----------------------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities - 2.0%                                                                        3,248,965
              ----------------------------------------------------------------------------------------------------------------------
              Preferred Shares, at Liquidation Value - (55.7)% (6)                                                      (91,175,000)
              ----------------------------------------------------------------------------------------------------------------------
              Net Assets Applicable to Common Shares - 100%                                                          $  163,623,188
              ======================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) This debt has been restructured to accommodate capital maintenance at the facility. Major highlights of the debt restructuring include the following: (1) the principal balance outstanding on and after December 1, 2007, shall accrue interest at a rate of 6.500% per annum commencing December 1, 2007; (2) the interest shall accrue but not be payable on June 1, 2008 or December 1, 2008, but shall instead be deferred and paid by the end of calendar year 2011; (3) no principal component shall be pre-payable from the Minimum Sinking Fund Account during calendar years 2008 and 2009 but such pre-payments shall recommence beginning in calendar year 2010 according to a revised schedule. Management believes that the restructuring is in the best interest of Fund shareholders and that it is more-likely-than-not that the borrower will fulfill its obligation. Consequently, the Fund continues to accrue interest on this obligation.

(6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.7%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NCO | Nuveen California Municipal Market Opportunity Fund, Inc.
    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              CONSUMER STAPLES - 4.5% (2.9% OF TOTAL INVESTMENTS)

$        410  California County Tobacco Securitization Agency, Tobacco Settlement       6/15 at 100.00          BBB  $      356,323
                 Asset-Backed Bonds, Sonoma County Tobacco Securitization
                 Corporation, Series 2005, 4.250%, 6/01/21
       2,000  Golden State Tobacco Securitization Corporation, California, Enhanced     6/17 at 100.00          BBB       1,205,680
                 Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-1, 5.750%, 6/01/47
       8,090  Golden State Tobacco Securitization Corporation, California, Enhanced     6/22 at 100.00          BBB       3,171,765
                 Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37
------------------------------------------------------------------------------------------------------------------------------------
      10,500  Total Consumer Staples                                                                                      4,733,768
------------------------------------------------------------------------------------------------------------------------------------

              EDUCATION AND CIVIC ORGANIZATIONS - 3.8% (2.5% OF TOTAL INVESTMENTS)

         100  California Educational Facilities Authority, Revenue Bonds, University   10/15 at 100.00           A3          83,943
                 of Redlands, Series 2005A, 5.000%, 10/01/35
              California Educational Facilities Authority, Revenue Bonds, University
              of the Pacific, Series 2006:
          70     5.000%, 11/01/21                                                      11/15 at 100.00           A2          67,355
          95     5.000%, 11/01/25                                                      11/15 at 100.00           A2          84,744
       1,000  California Infrastructure Economic Development Bond Bank, Revenue         7/15 at 100.00          Aa3       1,020,630
                 Bonds, Scripps Research Institute, Series 2005A, 5.000%, 7/01/24
       1,680  California State Public Works Board, Lease Revenue Bonds, University      3/18 at 100.00          AA-       1,428,168
                 of California Regents, Trust 1065, 8.969%, 3/01/33 (IF)
       2,000  San Diego County, California, Certificates of Participation, Burnham      9/15 at 102.00         Baa3       1,336,300
                 Institute, Series 2006, 5.000%, 9/01/34
------------------------------------------------------------------------------------------------------------------------------------
       4,945  Total Education and Civic Organizations                                                                     4,021,140
------------------------------------------------------------------------------------------------------------------------------------

              HEALTH CARE - 14.3% (9.3% OF TOTAL INVESTMENTS)

         240  California Health Facilities Financing Authority, Revenue Bonds,          4/16 at 100.00           A+         195,895
                 Kaiser Permanante System, Series 2006, 5.000%, 4/01/37
       2,010  California Health Facilities Financing Authority, Revenue Bonds,         11/16 at 100.00          AA-       1,514,314
                 Sutter Health, Series 2008, Trust 3146, 12.371%, 11/15/46 (IF)
       3,200  California Infrastructure Economic Development Bank, Revenue Bonds,       8/11 at 102.00           A+       2,897,664
                 Kaiser Hospital Assistance LLC, Series 2001A, 5.550%, 8/01/31
       1,060  California Municipal Financing Authority, Certificates of                 2/17 at 100.00         Baa2         687,580
                 Participation, Community Hospitals of Central California,
                 Series 2007, 5.250%, 2/01/46
       1,120  California Statewide Communities Development Authority, Revenue Bonds,    3/15 at 100.00            A         888,720
                 Adventist Health System West, Series 2005A, 5.000%, 3/01/35
         569  California Statewide Communities Development Authority, Revenue Bonds,    7/18 at 100.00          AAA         370,396
                 Saint Joseph Health System,
                 Trust 2554, 18.216%, 7/01/47 - FSA Insured (IF)
       1,000  California Statewide Community Development Authority, Insured Health     10/17 at 100.00            A         812,840
                 Facility Revenue Bonds, Henry Mayo Newhall Memorial Hospital,
                 Series 2007A, 5.000%, 10/01/37
         755  California Statewide Community Development Authority, Revenue Bonds,      3/16 at 100.00           A+         605,971
                 Kaiser Permanante System, Series 2006, 5.000%, 3/01/41
         135  California Statewide Community Development Authority, Revenue Bonds,      8/16 at 100.00           A+         117,508
                 Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31

    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              HEALTH CARE (continued)

$        675  California Statewide Community Development Authority, Revenue Bonds,        No Opt. Call           A1  $      715,291
                 Sherman Oaks Health System,
                 Series 1998A, 5.000%, 8/01/22 - AMBAC Insured
       2,585  California Statewide Community Development Authority, Revenue Bonds,     11/15 at 100.00          AA-       2,204,307
                 Sutter Health, Series 2005A, 5.000%, 11/15/43
       1,150  Loma Linda, California, Hospital Revenue Bonds, Loma Linda               12/18 at 100.00          BBB       1,132,854
                 University Medical Center, Series 2008A, 8.250%, 12/01/38
       2,570  Rancho Mirage Joint Powers Financing Authority, California, Revenue       7/17 at 100.00           A3       2,100,461
                 Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38
       1,000  The Regents of the University of California, Medical Center Pooled        5/15 at 101.00          Aa2         874,240
                 Revenue Bonds, Series 2007A, 4.500%, 5/15/37 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      18,069  Total Health Care                                                                                          15,118,041
------------------------------------------------------------------------------------------------------------------------------------

              HOUSING/SINGLE FAMILY - 0.2% (0.1% OF TOTAL INVESTMENTS)

         240  California Housing Finance Agency, Home Mortgage Revenue Bonds,           2/16 at 100.00          Aa2         238,003
                 Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

              INDUSTRIALS - 0.6% (0.4% OF TOTAL INVESTMENTS)

         750  California Pollution Control Financing Authority, Solid Waste             1/16 at 102.00          BBB         622,800
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

              LONG-TERM CARE - 2.1% (1.4% OF TOTAL INVESTMENTS)

       2,900  California Statewide Communities Development Authority, Revenue          12/17 at 100.00         Baa1       2,222,995
                 Bonds, Inland Regional Center Project,
                 Series 2007, 5.250%, 12/01/27
------------------------------------------------------------------------------------------------------------------------------------

              TAX OBLIGATION/GENERAL - 18.2% (11.7% OF TOTAL INVESTMENTS)

       4,125  Alameda Unified School District, Alameda County, California, General        No Opt. Call          AAA       1,662,210
                 Obligation Bonds, Series 2004A, 0.000%, 8/01/25 - FSA Insured
       1,350  Coachella Valley Unified School District, Riverside County,               8/15 at 100.00          AA-       1,300,118
                 California, General Obligation Bonds,
                 Series 2005A, 5.000%, 8/01/30 - FGIC Insured
       2,150  Los Rios Community College District, Sacramento, El Dorado and Yolo       8/14 at 102.00          AAA       2,255,909
                 Counties, California, General Obligation Bonds,
                 Series 2006, 5.000%, 8/01/24 - FSA Insured (UB)
       4,100  Monrovia Unified School District, Los Angeles County, California,           No Opt. Call          AA-       1,376,821
                 General Obligation Bonds,
                 Series 2001B, 0.000%, 8/01/27 - FGIC Insured
       2,500  Oakland Unified School District, Alameda County, California, General      8/12 at 100.00          AA-       2,432,100
                 Obligation Bonds, Series 2002, 5.250%, 8/01/21 - FGIC Insured
       1,000  Pomona Unified School District, Los Angeles County, California,           8/11 at 103.00          AA-       1,123,080
              General Obligation Refunding
                 Bonds, Series 1997A, 6.150%, 8/01/15 - MBIA Insured
          25  Riverside Community College District, California, General Obligation      8/14 at 100.00          AA-          25,954
                 Bonds, Series 2004A, 5.250%, 8/01/24 - MBIA Insured
         210  Roseville Joint Union High School District, Placer County,                8/15 at 100.00          AA-         210,107
                 California, General Obligation Bonds,
                 Series 2006B, 5.000%, 8/01/27 - FGIC Insured
       5,000  San Diego Unified School District, California, General Obligation         7/10 at 100.00           AA       5,200,000
                 Bonds, Election of 1998, Series 2000B,
                 5.125%, 7/01/21 - MBIA Insured
       4,970  San Rafael City High School District, Marin County, California,             No Opt. Call           AA       1,809,080
                 General Obligation Bonds, Series 2004B,
                 0.000%, 8/01/27 - FGIC Insured
       4,175  Southwestern Community College District, San Diego County,                  No Opt. Call          AA-       1,737,051
                 California, General Obligation Bonds,
                 Series 2004, 0.000%, 8/01/25 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      29,605  Total Tax Obligation/General                                                                               19,132,430
------------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATION/LIMITED - 29.7% (19.3% OF TOTAL INVESTMENTS)

$      2,000  California State Public Works Board, Lease Revenue Bonds,                 6/14 at 100.00           A2  $    2,051,080
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.500%, 6/01/19
       1,420  California, Economic Recovery Revenue Bonds, Series 2004A,                7/14 at 100.00           A+       1,510,837
                 5.000%, 7/01/15
         260  Capistrano Unified School District, Orange County, California,            9/15 at 100.00          AA-         233,259
                 Special Tax Bonds, Community Facilities District,
                 Series 2005, 5.000%, 9/01/24 - FGIC Insured
         770  Chino Redevelopment Agency, California, Merged Chino                      9/16 at 101.00            A         592,908
                 Redevelopment Project Area Tax Allocation Bonds,
                 Series 2006, 5.000%, 9/01/38 - AMBAC Insured
       1,035  Hawthorne Community Redevelopment Agency, California, Project             9/16 at 100.00           A-         912,146
                 Area 2 Tax Allocation Bonds,
                 Series 2006, 5.250%, 9/01/36 - SYNCORA GTY Insured
              Irvine, California, Unified School District, Community
              Facilities District Special Tax Bonds, Series 2006A:
         125     5.000%, 9/01/26                                                        9/16 at 100.00          N/R          99,295
         290     5.125%, 9/01/36                                                        9/16 at 100.00          N/R         211,990
         470  Los Angeles Community Redevelopment Agency, California, Lease             9/15 at 100.00           A2         397,183
                 Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured
              Modesto Schools Infrastructure Financing Agency, Stanislaus
                 County, California, Special Tax Revenue Bonds, Series 2004:
       1,375     5.250%, 9/01/25 - AMBAC Insured                                        9/14 at 100.00            A       1,185,044
       1,500     5.250%, 9/01/26 - AMBAC Insured                                        9/14 at 100.00            A       1,277,730
      10,900  Ontario Redevelopment Financing Authority, San Bernardino County,           No Opt. Call          AA-      13,796,998
                 California, Revenue Refunding Bonds, Redevelopment Project 1,
                 Series 1995, 7.400%, 8/01/25 - MBIA Insured
       1,000  Ontario, California, Special Tax Bonds, Community Facilities              3/09 at 100.00          N/R         946,040
                 District 5, Freeway Interchange Project,
                 Series 1997, 6.375%, 9/01/17
       1,065  Panama-Buena Vista Union School District, California,                     9/16 at 100.00          AA-       1,055,713
                 Certificates of Participation, School Construction Project,
                 Series 2006, 5.000%, 9/01/22 - MBIA Insured
         225  Rialto Redevelopment Agency, California, Tax Allocation Bonds,            9/15 at 100.00           A-         191,889
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 SYNCORA GTY Insured
         280  Roseville, California, Certificates of Participation, Public              8/13 at 100.00           A+         267,890
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured
       2,500  Sacramento City Financing Authority, California, Lease Revenue              No Opt. Call            A       2,735,075
                 Refunding Bonds, Series 1993A, 5.400%, 11/01/20 - AMBAC Insured
       2,255  San Bernardino County, California, Certificates of Participation,         8/09 at 100.00           AA       2,249,611
                 Medical Center Financing Project,
                 Series 1995, 5.500%, 8/01/22 - MBIA Insured
       1,200  San Jose Financing Authority, California, Lease Revenue Refunding         9/11 at 100.00          AA+       1,241,244
                 Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/20 - MBIA Insured
         485  San Mateo Union High School District, San Mateo County,                  12/17 at 100.00            A         407,230
                 California, Certificates of Participation, Phase 1,
                 Series 2007A, 5.000%, 12/15/30 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      29,155  Total Tax Obligation/Limited                                                                               31,363,162
------------------------------------------------------------------------------------------------------------------------------------

              TRANSPORTATION - 25.8% (16.7% OF TOTAL INVESTMENTS)

       1,355  Bay Area Toll Authority, California, Revenue Bonds, San Francisco         4/18 at 100.00           AA       1,316,194
                 Bay Area Toll Bridge, Series 2008, Trust 3211, 12.855%, 4/01/39 (IF)
       4,000  Foothill/Eastern Transportation Corridor Agency, California, Toll         1/14 at 101.00         BBB-       3,448,760
                 Road Revenue Refunding Bonds, Series 1999, 0.000%, 1/15/29
       8,500  Long Beach, California, Harbor Revenue Bonds, Series 2000A,               5/10 at 101.00           AA       8,723,465
                 5.750%, 5/15/14 (Alternative Minimum Tax)
       5,250  Port of Oakland, California, Revenue Bonds, Series 2000K, 5.750%,         5/10 at 100.00          AA-       4,512,375
                 11/01/29 - FGIC Insured (Alternative Minimum Tax)

    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              TRANSPORTATION (continued)

              San Francisco Airports Commission, California, Revenue Bonds, San
              Francisco International Airport, Second Series 2000, Issue 25:
$      2,515     5.500%, 5/01/24 - FSA Insured (Alternative Minimum Tax)                5/10 at 101.00          AAA  $    2,434,369
       3,100     5.750%, 5/01/30 - FSA Insured (Alternative Minimum Tax)                5/10 at 101.00          AAA       3,014,688
       1,250  San Francisco Airports Commission, California, Revenue Bonds, San         5/10 at 101.00          AA-       1,278,700
                 Francisco International Airport, Second Series 2000,
                 Issue 26B, 5.000%, 5/01/21 - FGIC Insured
       2,465  San Francisco Airports Commission, California, Special Facilities         7/09 at 101.00          AAA       2,469,634
                 Lease Revenue Bonds, San Francisco International Airport,
                 SFO Fuel Company LLC, Series 2000A, 6.125%, 1/01/27 - FSA
                 Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      28,435  Total Transportation                                                                                       27,198,185
------------------------------------------------------------------------------------------------------------------------------------

              U.S. GUARANTEED - 24.7% (16.0% OF TOTAL INVESTMENTS) (4)

         710  California County Tobacco Securitization Agency, Tobacco                  6/10 at 100.00      N/R (4)         722,411
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco Funding
                 Corporation, Series 2002B, 5.125%, 6/01/20 (Pre-refunded 6/01/10)
       3,000  California Department of Water Resources, Power Supply Revenue            5/12 at 101.00          Aaa       3,370,290
                 Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)
          25  California Department of Water Resources, Water System Revenue           12/11 at 100.00          AAA          27,822
                 Bonds, Central Valley Project, Series 2001W, 5.500%, 12/01/15
                 (Pre-refunded 12/01/11)
          10  California Department of Water Resources, Water System Revenue              No Opt. Call      Aa2 (4)          12,311
                 Bonds, Central Valley Project, Series 2002X,
                 5.500%, 12/01/17 - FGIC Insured (ETM)
       2,100  California, General Obligation Bonds, Series 2004, 5.250%, 4/01/34        4/14 at 100.00          AAA       2,430,078
                 (Pre-refunded 4/01/14)
       1,865  Golden State Tobacco Securitization Corporation, California,              6/13 at 100.00          AAA       2,049,299
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.250%, 6/01/33 (Pre-refunded 6/01/13)
       5,000  Los Angeles Unified School District, California, General                  7/10 at 100.00      AA- (4)       5,296,550
                 Obligation Bonds, Series 2000D, 5.375%, 7/01/25
                 (Pre-refunded 7/01/10) - FGIC Insured
       2,000  Monterey County, California, Certificates of Participation, Master        8/11 at 100.00       A3 (4)       2,181,540
                 Plan Financing, Series 2001, 5.000%, 8/01/21
                 (Pre-refunded 8/01/11) - MBIA Insured
         875  Orange County Water District, California, Revenue Certificates of         8/13 at 100.00          AAA         887,128
                 Participation, Series 2003B, 5.000%, 8/15/34 - MBIA Insured (ETM)
       4,000  Pomona, California, GNMA/FHLMC Collateralized Single Family                 No Opt. Call          AAA       5,245,640
                 Mortgage Revenue Refunding Bonds,
                 Series 1990B, 7.500%, 8/01/23 (ETM)
       1,875  Riverside Community College District, California, General                 8/14 at 100.00       AA (4)       2,170,519
                 Obligation Bonds, Series 2004A, 5.250%, 8/01/24
                 (Pre-refunded 8/01/14) - MBIA Insured
       1,530  University of California, Certificates of Participation, San Diego        1/10 at 101.00          Aaa       1,603,241
                 and Sacramento Campus Projects,
                 Series 2002A, 5.250%, 1/01/20 (Pre-refunded 1/01/10)
------------------------------------------------------------------------------------------------------------------------------------
      22,990  Total U.S. Guaranteed                                                                                      25,996,829
------------------------------------------------------------------------------------------------------------------------------------

              UTILITIES - 4.6% (3.0% OF TOTAL INVESTMENTS)

       1,500  California Pollution Control Financing Authority, Revenue                 9/09 at 101.00          AA-       1,354,305
                 Refunding Bonds, Southern California Edison Company,
                 Series 1999A, 5.450%, 9/01/29 - MBIA Insured
       2,815  California Statewide Community Development Authority, Certificates        6/09 at 100.00          N/R       2,173,884
                 of Participation Refunding, Rio Bravo Fresno Project,
                 Series 1999A, 6.500%, 12/01/18 (5)
       1,365  Long Beach Bond Finance Authority, California, Natural Gas                  No Opt. Call           A+       1,007,534
                 Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37
         455  Merced Irrigation District, California, Electric System Revenue           9/15 at 100.00          N/R         325,516
                 Bonds, Series 2005, 5.125%, 9/01/31 - SYNCORA GTY Insured
------------------------------------------------------------------------------------------------------------------------------------
       6,135  Total Utilities                                                                                             4,861,239
------------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              WATER AND SEWER - 25.8% (16.7% OF TOTAL INVESTMENTS)

$      3,305  California Department of Water Resources, Water System Revenue Bonds,    12/11 at 100.00          AAA  $    3,584,008
                 Central Valley Project, Series 2001W, 5.500%, 12/01/15
       1,020  California Department of Water Resources, Water System Revenue Bonds,       No Opt. Call          AAA       1,196,338
                 Central Valley Project, Series 2002X,
                 5.500%, 12/01/17 - FGIC Insured
       2,500  El Centro Financing Authority, California, Water Revenue Bonds,          10/16 at 100.00          AAA       2,203,125
                Series 2006A, 4.750%, 10/01/31 - FSA Insured
         750  Fortuna Public Finance Authority, California, Water Revenue Bonds,       10/16 at 100.00          AAA         713,363
                 Series 2006, 5.000%, 10/01/36 - FSA Insured
         315  Healdsburg Public Financing Authority, California, Wastewater Revenue     4/16 at 100.00          AA-         279,588
                 Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured
       4,125  Orange County Water District, California, Revenue Certificates of         8/13 at 100.00          AAA       3,925,391
                 Participation, Series 2003B, 5.000%, 8/15/34 - MBIA Insured
       3,500  Placerville Public Financing Authority, California, Wastewater System     9/16 at 100.00          N/R       2,724,260
                 Refinancing and Improvement Project Revenue Bonds,
                 Series 2006, 5.000%, 9/01/34 - SYNCORA GTY Insured
         500  Sacramento County Sanitation District Financing Authority,                6/16 at 100.00           AA         488,665
                 California, Revenue Bonds, Series 2006,
                 5.000%, 12/01/31 - FGIC Insured
       2,000  San Francisco City and County Public Utilities Commission,                4/13 at 100.00          AA-       2,107,000
                 California, Clean Water Revenue Refunding Bonds,
                 Series 2003A, 5.250%, 10/01/20 - MBIA Insured
      10,000  Santa Maria, California, Subordinate Water and Wastewater Revenue         8/12 at 101.00            A       9,999,500
                 Certificates of Participation, Series 1997A,
                 5.550%, 8/01/27 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      28,015  Total Water and Sewer                                                                                      27,221,238
------------------------------------------------------------------------------------------------------------------------------------
$    181,739  Total Investments (cost $170,369,705) - 154.3%                                                            162,729,830
============------------------------------------------------------------------------------------------------------------------------
              Floating Rate Obligations - (1.5)%                                                                         (1,610,000)
              ----------------------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities - 3.0%                                                                        3,261,726
              ----------------------------------------------------------------------------------------------------------------------
              Preferred Shares, at Liquidation Value - (55.8)% (6)                                                      (58,900,000)
              ----------------------------------------------------------------------------------------------------------------------
              Net Assets Applicable to Common Shares - 100%                                                          $  105,481,556
              ======================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) This debt has been restructured to accommodate capital maintenance at the facility. Major highlights of the debt restructuring include the following: (1) the principal balance outstanding on and after December 1, 2007, shall accrue interest at a rate of 6.500% per annum commencing December 1, 2007; (2) the interest shall accrue but not be payable on June 1, 2008 or December 1, 2008, but shall instead be deferred and paid by the end of calendar year 2011; (3) no principal component shall be pre-payable from the Minimum Sinking Fund Account during calendar years 2008 and 2009 but such pre-payments shall recommence beginning in calendar year 2010 according to a revised schedule. Management believes that the restructuring is in the best interest of Fund shareholders and that it is more-likely-than-not that the borrower will fulfill its obligation. Consequently, the Fund continues to accrue interest on this obligation.

(6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 36.2%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NQC | Nuveen California Investment Quality Municipal Fund, Inc.
    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              CONSUMER STAPLES - 4.9% (3.1% OF TOTAL INVESTMENTS)

              California County Tobacco Securitization Agency, Tobacco
              Settlement Asset-Backed Bonds, Sonoma County Tobacco
              Securitization Corporation, Series 2005:
$        675     4.250%, 6/01/21                                                        6/15 at 100.00          BBB  $      586,629
       3,500     5.250%, 6/01/45                                                        6/15 at 100.00          BBB       1,941,415
       2,000  Golden State Tobacco Securitization Corporation, California,              6/17 at 100.00          BBB       1,205,680
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-1, 5.750%, 6/01/47
       6,740  Golden State Tobacco Securitization Corporation, California,              6/22 at 100.00          BBB       2,642,484
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37
       3,500  Tobacco Securitization Authority of Northern California, Tobacco          6/15 at 100.00          BBB       2,051,420
                 Settlement Asset-Backed Bonds, Series 2005A-1, 5.375%, 6/01/38
------------------------------------------------------------------------------------------------------------------------------------
      16,415  Total Consumer Staples                                                                                      8,427,628
------------------------------------------------------------------------------------------------------------------------------------

              EDUCATION AND CIVIC ORGANIZATIONS - 16.1% (10.1% OF TOTAL INVESTMENTS)

       3,000  California Educational Facilities Authority, Revenue Bonds,              12/16 at 100.00         Baa3       1,903,410
                 Dominican University, Series 2006, 5.000%, 12/01/36
       2,000  California Educational Facilities Authority, Revenue Bonds,              10/15 at 100.00          Aa3       1,980,800
                 Occidental College, Series 2005A, 5.000%, 10/01/27 - MBIA Insured
         170  California Educational Facilities Authority, Revenue Bonds,              10/15 at 100.00           A3         142,703
                 University of Redlands, Series 2005A, 5.000%, 10/01/35
         930  California Educational Facilities Authority, Revenue Bonds,              11/10 at 100.00           A2         931,088
                 University of the Pacific, Series 2000,
                 5.750%, 11/01/30 - MBIA Insured
              California Educational Facilities Authority, Revenue Bonds,
              University of the Pacific, Series 2006:
         120     5.000%, 11/01/21                                                      11/15 at 100.00           A2         115,465
         160     5.000%, 11/01/25                                                      11/15 at 100.00           A2         142,726
       6,000  California State Public Works Board, Lease Revenue Bonds,                 4/09 at 101.00           A1       6,006,360
                 California State University Projects,
                 Series 1997C, 5.400%, 10/01/22
       2,798  California State Public Works Board, Lease Revenue Bonds,                 3/18 at 100.00          AA-       2,378,580
                 University of California Regents, Trust 1065, 8.969%, 3/01/33 (IF)
       2,500  Long Beach Bond Financing Authority, California, Lease Revenue           11/11 at 101.00            A       2,017,750
                 Refunding Bonds, Long Beach Aquarium of the South Pacific,
                 Series 2001, 5.250%, 11/01/30 - AMBAC Insured
              University of California, Revenue Bonds, Multi-Purpose Projects,
              Series 2003A:
       4,270     5.125%, 5/15/16 - AMBAC Insured (UB)                                   5/13 at 100.00           AA       4,680,774
       3,000     5.125%, 5/15/17 - AMBAC Insured (UB)                                   5/13 at 100.00           AA       3,288,600
       1,060     5.000%, 5/15/24 - AMBAC Insured (UB)                                   5/13 at 100.00           AA       1,077,755
       3,000     5.000%, 5/15/33 - AMBAC Insured (UB)                                   5/13 at 100.00           AA       2,937,930
------------------------------------------------------------------------------------------------------------------------------------
      29,008  Total Education and Civic Organizations                                                                    27,603,941
------------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              HEALTH CARE - 10.0% (6.2% OF TOTAL INVESTMENTS)

$      3,000  California Health Facilities Financing Authority, Revenue Bonds,          7/14 at 100.00            A  $    2,839,170
                 Catholic Healthcare West, Series 2004G, 5.250%, 7/01/23
              California Health Facilities Financing Authority, Revenue Bonds,
              Kaiser Permanante System, Series 2006:
         390     5.000%, 4/01/37                                                        4/16 at 100.00           A+         318,330
       2,355     5.250%, 3/01/45                                                        3/16 at 100.00           A+       1,955,757
       2,945  California Health Facilities Financing Authority, Revenue Bonds,         11/16 at 100.00          AA-       2,218,733
                 Sutter Health, Series 2008, Trust 3146, 12.371%, 11/15/46 (IF)
       1,750  California Municipal Financing Authority, Certificates of                 2/17 at 100.00         Baa2       1,135,155
                 Participation, Community Hospitals of Central California,
                 Series 2007, 5.250%, 2/01/46
         948  California Statewide Communities Development Authority, Revenue           7/18 at 100.00          AAA         616,785
                 Bonds, Saint Joseph Health System, Trust 2554,
                 18.216%, 7/01/47 - FSA Insured (IF)
       1,245  California Statewide Community Development Authority, Revenue             3/16 at 100.00           A+         999,249
                 Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41
       1,840  California Statewide Community Development Authority, Revenue             8/16 at 100.00           A+       1,601,591
                 Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31
       4,270  California Statewide Community Development Authority, Revenue            11/15 at 100.00          AA-       3,641,157
                 Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43
       1,785  Loma Linda, California, Hospital Revenue Bonds, Loma Linda               12/18 at 100.00          BBB       1,758,386
                 University Medical Center, Series 2008A, 8.250%, 12/01/38
------------------------------------------------------------------------------------------------------------------------------------
      20,528  Total Health Care                                                                                          17,084,313
------------------------------------------------------------------------------------------------------------------------------------

              HOUSING/SINGLE FAMILY - 1.4% (0.9% OF TOTAL INVESTMENTS)

         390  California Housing Finance Agency, Home Mortgage Revenue Bonds,           2/16 at 100.00          Aa2         386,755
                 Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)
       2,165  California Housing Finance Agency, Home Mortgage Revenue Bonds,           2/16 at 100.00          Aa2       2,088,727
                 Series 2006K, 5.500%, 2/01/42 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       2,555  Total Housing/Single Family                                                                                 2,475,482
------------------------------------------------------------------------------------------------------------------------------------

              INDUSTRIALS - 0.6% (0.4% OF TOTAL INVESTMENTS)

       1,250  California Pollution Control Financing Authority, Solid Waste             1/16 at 102.00          BBB       1,038,000
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

              LONG-TERM CARE - 3.2% (2.0% OF TOTAL INVESTMENTS)

       4,750  California Statewide Communities Development Authority, Revenue          12/17 at 100.00         Baa1       3,421,520
                 Bonds, Inland Regional Center Project,
                 Series 2007, 5.375%, 12/01/37
       2,400  California Statewide Community Development Authority, Certificates        4/09 at 101.00          BBB       2,147,544
                 of Participation, Internext Group, Series 1999, 5.375%, 4/01/17
------------------------------------------------------------------------------------------------------------------------------------
       7,150  Total Long Term Care                                                                                        5,569,064
------------------------------------------------------------------------------------------------------------------------------------

              TAX OBLIGATION/GENERAL - 11.7% (7.3% OF TOTAL INVESTMENTS)

       2,250  Fontana Unified School District, San Bernardino County, California,       5/09 at 102.00          AA-       2,311,178
                 General Obligation Refunding Bonds,
                 Series 1997D, 5.800%, 5/01/17 - FGIC Insured
      10,060  Los Angeles, California, General Obligation Bonds, Series 2001A,          9/11 at 100.00           AA      10,505,457
                 5.000%, 9/01/21
       3,250  Puerto Rico, General Obligation and Public Improvement Bonds,               No Opt. Call          AA-       3,066,343
                 Series 2001A, 5.500%, 7/01/20 - MBIA Insured

    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATION/GENERAL (continued)

$         20  Riverside Community College District, California, General Obligation      8/14 at 100.00          AA-  $       21,210
                 Bonds, Series 2004A, 5.250%, 8/01/21 - MBIA Insured
         345  Roseville Joint Union High School District, Placer County, California,    8/15 at 100.00          AA-         345,176
                 General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured
       3,500  San Diego Unified School District, San Diego County, California,          7/13 at 101.00          AAA       3,807,300
                 General Obligation Bonds, Series 2003E,
                 5.250%, 7/01/24 - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      19,425  Total Tax Obligation/General                                                                               20,056,664
-----------------------------------------------------------------------------------------------------------------------------------

              TAX OBLIGATION/LIMITED - 44.4% (27.9% OF TOTAL INVESTMENTS)

       3,000  California State Public Works Board, Lease Revenue Bonds, Department of   6/14 at 100.00           A2       3,060,060
                 Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.500%, 6/01/20
       3,000  California State Public Works Board, Lease Revenue Bonds, Department of  12/11 at 102.00            A       2,973,810
                 Mental Health, Hospital Addition, Series 2001A,
                 5.000%, 12/01/21 - AMBAC Insured
       2,350  California, Economic Recovery Revenue Bonds, Series 2004A, 5.000%,        7/14 at 100.00           A+       2,500,330
                 7/01/15
         425  Capistrano Unified School District, Orange County, California, Special    9/15 at 100.00          AA-         381,289
                 Tax Bonds, Community Facilities District,
                 Series 2005, 5.000%, 9/01/24 - FGIC Insured
       1,595  Fontana Public Financing Authority, California, Tax Allocation Revenue    9/11 at 101.00           A+       1,565,062
                 Bonds, North Fontana Redevelopment Project,  Series 2003A, 5.375%,
                 9/01/25 - AMBAC Insured
              Golden State Tobacco Securitization Corporation, California, Tobacco
              Settlement Asset-Backed Revenue Bonds, Series 2005A, Trust 2215-1:
       1,175     11.640%, 6/01/38 - FGIC Insured (IF)                                   6/15 at 100.00           A-         190,444
         825     11.640%, 6/01/45 - FGIC Insured (IF)                                   6/15 at 100.00            A           7,508
      10,455  Golden State Tobacco Securitization Corporation, California, Tobacco      6/15 at 100.00            A       7,864,774
                 Settlement Asset-Backed Revenue Bonds,
                 Series 2005A, 5.000%, 6/01/45 - AMBAC Insured
       1,770  Hawthorne Community Redevelopment Agency, California, Project Area 2      9/16 at 100.00           A-       1,648,702
                 Tax Allocation Bonds, Series 2006,
                 5.000%, 9/01/26 - SYNCORA GTY Insured
       3,840  Hesperia Community Redevelopment Agency, California, Tax Allocation       9/15 at 100.00         Baa1       3,019,622
                 Bonds, Series 2005A, 5.000%, 9/01/35 - SYNCORA GTY Insured
              Irvine, California, Unified School District, Community Facilities
              District Special Tax Bonds, Series 2006A:
         205     5.000%, 9/01/26                                                        9/16 at 100.00          N/R         162,844
         470     5.125%, 9/01/36                                                        9/16 at 100.00          N/R         343,570
         770  Los Angeles Community Redevelopment Agency, California, Lease Revenue     9/15 at 100.00           A2         650,704
                 Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured
      10,000  Los Angeles County Public Works Financing Authority, California, Lease    9/16 at 100.00          AA-       8,943,700
                 Revenue Bonds, Series 2006B, 5.000%, 9/01/31 - FGIC Insured
       4,130  Manteca Unified School District, San Joaquin County, California,          9/11 at 101.00          AA-       4,221,934
                 Special Tax Bonds, Community Facilities District 89-2,
                 Series 2001C, 5.000%, 9/01/23 - MBIA Insured
       3,890  Ontario Redevelopment Financing Authority, California, Lease Revenue      8/11 at 101.00           A+       3,984,371
                 Bonds, Capital Projects, Series 2001,
                 5.000%, 8/01/21 - AMBAC Insured
       3,600  Ontario Redevelopment Financing Authority, San Bernardino County,           No Opt. Call          AA-       4,556,808
                 California, Revenue Refunding Bonds, Redevelopment
                 Project 1, Series 1995, 7.400%, 8/01/25 - MBIA Insured
       1,685  Ontario, California, Special Tax Bonds, Community Facilities District     3/09 at 100.00          N/R       1,594,077
                 5, Freeway Interchange Project, Series 1997, 6.375%, 9/01/17
       1,500  Orange County, California, Special Tax Bonds, Community Facilities        8/12 at 101.00          N/R       1,202,475
                 District 03-1 of Ladera Ranch, Series 2004A, 5.625%, 8/15/34
       1,000  Paramount Redevelopment Agency, California, Tax Allocation Bonds,         8/13 at 100.00          AA-         963,520
                 Redevelopment Project Area 1, Series 2003, 5.000%, 8/01/23 -
                 MBIA Insured

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATION/LIMITED (continued)

$        370  Rialto Redevelopment Agency, California, Tax Allocation Bonds,            9/15 at 100.00           A-  $      315,551
                 Merged Project Area, Series 2005A,
                 5.000%, 9/01/35 - SYNCORA GTY Insured
       2,000  Rohnert Park Community Development Commission, California,                8/17 at 100.00          AA-       1,690,400
                 Redevelopment Project Tax Allocation Bonds,
                 Series 2007R, 5.000%, 8/01/37 - FGIC Insured
         460  Roseville, California, Certificates of Participation, Public              8/13 at 100.00           A+         440,105
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured
       4,000  Sacramento City Financing Authority, California, Lease Revenue              No Opt. Call            A       4,376,120
                 Refunding Bonds, Series 1993A, 5.400%, 11/01/20 - AMBAC Insured
       2,000  San Jose Financing Authority, California, Lease Revenue Refunding         6/12 at 100.00          AA+       2,119,540
                 Bonds, Civic Center Project, Series 2002B,
                 5.250%, 6/01/19 - AMBAC Insured
       3,535  San Jose Financing Authority, California, Lease Revenue Refunding         9/11 at 100.00          AA+       3,656,498
                 Bonds, Convention Center Project,
                 Series 2001F, 5.000%, 9/01/20 - MBIA Insured
       6,000  San Ramon Public Financing Authority, California, Tax Allocation          2/16 at 100.00            A       5,058,120
                 Revenue Bonds, Series 2006A, 5.000%, 2/01/38 - AMBAC Insured
       2,840  Santa Clara Redevelopment Agency, California, Tax Allocation Bonds,       6/13 at 100.00          AA-       2,737,646
                 Bayshore North Project, Series 2003, 5.000%, 6/01/23 - MBIA Insured
       5,250  Santa Cruz County Redevelopment Agency, California, Subordinate Lien      9/10 at 102.00            A       5,010,128
                 Tax Allocation Bonds, Live Oak and Soquel Community Improvement
                 Projects, Series 2000, 5.250%, 9/01/25 - AMBAC Insured
       1,265  Washington Unified School District, Yolo County, California,              8/17 at 100.00            A       1,032,392
                 Certificates of Participation,
                 Series 2007, 5.125%, 8/01/37 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      83,405  Total Tax Obligation/Limited                                                                               76,272,104
------------------------------------------------------------------------------------------------------------------------------------

              TRANSPORTATION - 30.9% (19.4% OF TOTAL INVESTMENTS)

      13,000  Alameda Corridor Transportation Authority, California, Senior Lien       10/09 at 101.00          AA-      12,641,070
                 Revenue Bonds, Series 1999A, 5.000%, 10/01/29 - MBIA Insured
       2,080  Bay Area Toll Authority, California, Revenue Bonds, San Francisco         4/16 at 100.00           AA       2,049,840
                 Bay Area Toll Bridge, Series 2006, 5.000%, 4/01/31 (UB)
       1,325  Bay Area Toll Authority, California, Revenue Bonds, San Francisco         4/18 at 100.00           AA       1,287,053
                 Bay Area Toll Bridge, Series 2008,
                 Trust 3211, 12.855%, 4/01/39 (IF)
       6,500  Foothill/Eastern Transportation Corridor Agency, California, Toll         1/14 at 101.00         BBB-       5,604,235
                 Road Revenue Refunding Bonds, Series 1999, 0.000%, 1/15/29
       9,980  Long Beach, California, Harbor Revenue Bonds, Series 2000A, 5.500%,       5/10 at 101.00           AA       9,251,560
                 5/15/25 (Alternative Minimum Tax)
       9,000  Port of Oakland, California, Revenue Bonds, Series 2000K, 5.750%,         5/10 at 100.00          AA-       7,735,500
                 11/01/29 - FGIC Insured (Alternative Minimum Tax)
      15,000  San Francisco Airports Commission, California, Revenue Bonds, San         5/10 at 101.00          AAA      14,587,196
                 Francisco International Airport, Second Series 2000,
                 Issue 24A, 5.750%, 5/01/30 - FSA Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      56,885  Total Transportation                                                                                       53,156,454
------------------------------------------------------------------------------------------------------------------------------------

              U.S. GUARANTEED - 24.7% (15.5% OF TOTAL INVESTMENTS) (4)

       6,000  California Department of Water Resources, Power Supply Revenue            5/12 at 101.00          Aaa       6,740,580
                 Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)
          30  California Department of Water Resources, Water System Revenue           12/11 at 100.00          AAA          33,387
                 Bonds, Central Valley Project, Series 2001W, 5.500%, 12/01/16
                 (Pre-refunded 12/01/11)

    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              U.S. GUARANTEED (4) (continued)

$      2,070  California Educational Facilities Authority, Revenue Bonds,              11/10 at 100.00       A2 (4)  $    2,231,067
                 University of the Pacific, Series 2000, 5.750%, 11/01/30
                 (Pre-refunded 11/01/10) - MBIA Insured
       2,110  California Health Facilities Financing Authority, Revenue Bonds,          4/09 at 101.00          AAA       2,137,620
                 Kaiser Permanente System, Series 1998B, 5.250%, 10/01/12 (ETM)
       3,145  California, General Obligation Bonds, Series 2004, 5.250%, 4/01/34        4/14 at 100.00          AAA       3,639,331
                 (Pre-refunded 4/01/14)
       5,300  California, Various Purpose General Obligation Bonds, Series 2000,        3/10 at 101.00          AAA       5,607,824
                 5.750%, 3/01/27 (Pre-refunded 3/01/10) - MBIA Insured
       2,000  Daly City Housing Development Finance Agency, California, Mobile Home    12/13 at 102.00      N/R (4)       2,389,980
                 Park Revenue Bonds, Franciscan Mobile Home Park Project,
                 Series 2002A, 5.850%, 12/15/32 (Pre-refunded 12/15/13)
       1,335  Los Angeles Community Redevelopment Agency, California, Tax Allocation    7/09 at 100.00      BBB (4)       1,342,636
                 Refunding Bonds, Central Business District Redevelopment Project,
                 Series 1987G, 6.750%, 7/01/10 (ETM)
              Los Angeles County Metropolitan Transportation Authority, California,
              Proposition C Second Senior Lien Sales Tax Revenue Bonds,
              Series 2000A:
       8,005     5.250%, 7/01/25 (Pre-refunded 7/01/10) - FGIC Insured                  7/10 at 101.00       AA (4)       8,545,498
       1,500     5.250%, 7/01/30 (Pre-refunded 7/01/10) - FGIC Insured                  7/10 at 101.00       AA (4)       1,601,280
       2,285  Moreno Valley Unified School District, Riverside County, California,      8/14 at 100.00          AAA       2,669,360
                 General Obligation Bonds, Series 2004A, 5.250%, 8/01/24
                 (Pre-refunded 8/01/14) - FSA Insured
       4,000  Puerto Rico Highway and Transportation Authority, Highway Revenue         7/12 at 100.00          AAA       4,448,920
                 Bonds, Series 2002D, 5.375%, 7/01/36 (Pre-refunded 7/01/12)
       1,000  Tobacco Securitization Authority of Southern California, Tobacco          6/12 at 100.00          AAA       1,125,960
                 Settlement Asset-Backed Bonds, San Diego County Tobacco Asset
                 Securitization Corporation, Senior Series 2001A, 5.500%, 6/01/36
                 (Pre-refunded 6/01/12)
------------------------------------------------------------------------------------------------------------------------------------
      38,780  Total U.S. Guaranteed                                                                                      42,513,443
------------------------------------------------------------------------------------------------------------------------------------

              UTILITIES - 3.3% (2.1% OF TOTAL INVESTMENTS)

       2,250  Long Beach Bond Finance Authority, California, Natural Gas Purchase         No Opt. Call           A+       1,660,770
                 Revenue Bonds, Series 2007A, 5.500%, 11/15/37
         740  Merced Irrigation District, California, Electric System Revenue Bonds,    9/15 at 100.00          N/R         529,411
                 Series 2005, 5.125%, 9/01/31 - SYNCORA GTY Insured
       3,210  Turlock Irrigation District, California, Electric Revenue Bonds,          1/13 at 100.00          AA-       3,458,294
                 Series 2003A, 5.000%, 1/01/16 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       6,200  Total Utilities                                                                                             5,648,475
------------------------------------------------------------------------------------------------------------------------------------

              WATER AND SEWER - 8.1% (5.1% OF TOTAL INVESTMENTS)

       3,300  California Department of Water Resources, Water System Revenue Bonds,    12/11 at 100.00          AAA       3,578,586
                 Central Valley Project, Series 2001W, 5.500%, 12/01/16
         520  Healdsburg Public Financing Authority, California, Wastewater Revenue     4/16 at 100.00          AA-         461,542
                 Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured
       1,500  Los Angeles Department of Water and Power, California, Waterworks         7/14 at 100.00           AA       1,615,875
                 Revenue Bonds, Series 2004C, 5.250%, 7/01/19 - MBIA Insured
       3,015  Oxnard Financing Authority, California, Wastewater Revenue Bonds,         6/13 at 100.00          AA-       3,253,517
                 Series 2003, 5.000%, 6/01/17 - FGIC Insured

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              WATER AND SEWER (continued)

$      1,310  San Elijo Joint Powers Authority, San Diego County, California,           3/12 at 101.00          AAA  $    1,412,691
                 Revenue Refunding Bonds, San Elijo Wastewater Facilities,
                 Series 2003, 5.000%, 3/01/17 - FSA Insured
       3,430  Westlands Water District, California, Revenue Certificates of             9/12 at 101.00          AA-       3,569,018
                 Participation, Series 2002, 5.250%, 9/01/22 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      13,075  Total Water and Sewer                                                                                      13,891,229
------------------------------------------------------------------------------------------------------------------------------------
$    294,676  Total Investments (cost $289,071,514) - 159.3%                                                            273,736,797
============------------------------------------------------------------------------------------------------------------------------
              Floating Rate Obligations - (5.5)%                                                                         (9,535,000)
              ----------------------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities - 1.4%                                                                        2,558,977
              ----------------------------------------------------------------------------------------------------------------------
              Preferred Shares, at Liquidation Value - (55.2)% (5)                                                      (94,925,000)
              ----------------------------------------------------------------------------------------------------------------------
              Net Assets Applicable to Common Shares - 100%                                                          $  171,835,774
              ======================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.7%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NVC | Nuveen California Select Quality Municipal Fund, Inc.
    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              CONSUMER STAPLES - 5.7% (3.6% OF TOTAL INVESTMENTS)

$      1,160  California County Tobacco Securitization Agency, Tobacco                  6/15 at 100.00          BBB  $    1,008,133
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21
       4,625  California County Tobacco Securitization Agency, Tobacco                  6/12 at 100.00         Baa3       3,288,421
                 Settlement Asset-Backed Bonds, Stanislaus County Tobacco
                 Funding Corporation, Series 2002A, 5.500%, 6/01/33
       6,000  Golden State Tobacco Securitization Corporation, California,              6/17 at 100.00          BBB       3,617,040
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-1, 5.750%, 6/01/47
      22,915  Golden State Tobacco Securitization Corporation, California,              6/22 at 100.00          BBB       8,984,055
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37
------------------------------------------------------------------------------------------------------------------------------------
      34,700  Total Consumer Staples                                                                                     16,897,649
------------------------------------------------------------------------------------------------------------------------------------

              EDUCATION AND CIVIC ORGANIZATIONS - 4.9% (3.1% OF TOTAL INVESTMENTS)

         290  California Educational Facilities Authority, Revenue Bonds,              10/15 at 100.00           A3         243,435
                 University of Redlands, Series 2005A, 5.000%, 10/01/35
              California Educational Facilities Authority, Revenue Bonds,
              University of the Pacific, Series 2006:
         200     5.000%, 11/01/21                                                      11/15 at 100.00           A2         192,442
         270     5.000%, 11/01/25                                                      11/15 at 100.00           A2         240,851
       1,595  California Infrastructure Economic Development Bank, Revenue             10/12 at 100.00          Aa3       1,598,286
                 Bonds, Claremont University Consortium,
                 Series 2003, 5.125%, 10/01/24
       1,740  California Infrastructure Economic Development Bond Bank, Revenue         7/15 at 100.00          Aa3       1,775,896
                 Bonds, Scripps Research Institute,
                 Series 2005A, 5.000%, 7/01/24
       4,787  California State Public Works Board, Lease Revenue Bonds,                 3/18 at 100.00          AA-       4,069,429
                 University of California Regents, Trust 1065, 8.969%, 3/01/33 (IF)
       1,385  California State University, Systemwide Revenue Bonds, Series            11/15 at 100.00          AA-       1,393,490
                 2005C, 5.000%, 11/01/27 - MBIA Insured
       5,000  University of California, Revenue Bonds, Multi-Purpose Projects,          5/13 at 100.00           AA       4,896,550
                 Series 2003A, 5.000%, 5/15/33 - AMBAC Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
      15,267  Total Education and Civic Organizations                                                                    14,410,379
------------------------------------------------------------------------------------------------------------------------------------

              HEALTH CARE - 17.3% (11.0% OF TOTAL INVESTMENTS)

       1,750  ABAG Finance Authority for Non-Profit Corporations, California,           4/12 at 100.00            A       1,764,735
                 Cal-Mortgage Insured Revenue Bonds, Sansum-Santa Barbara
                 Medical Foundation Clinic, Series 2002A, 5.500%, 4/01/21
         545  California Health Facilities Financing Authority, Insured Health          7/09 at 100.00           AA         522,377
                 Facility Revenue Refunding Bonds, Catholic Healthcare West,
                 Series 1994A, 4.750%, 7/01/19 - MBIA Insured
         675  California Health Facilities Financing Authority, Revenue Bonds,          4/16 at 100.00           A+         550,955
                 Kaiser Permanante System, Series 2006, 5.000%, 4/01/37
       5,745  California Health Facilities Financing Authority, Revenue Bonds,         11/16 at 100.00          AA-       4,328,225
                 Sutter Health, Series 2008, Trust 3146, 12.371%, 11/15/46 (IF)
       6,195  California Health Facilities Financing Authority, Revenue Bonds,         11/16 at 100.00          AA-       5,357,589
                 Sutter Health, Tender Option Bond Trust 3175, 13.766%,
                 11/15/46 (IF)

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              HEALTH CARE (continued)

$      4,200  California Statewide Communities Development Authority, Revenue           3/15 at 100.00            A  $    3,332,700
                 Bonds, Adventist Health System West,
                 Series 2005A, 5.000%, 3/01/35
       1,621  California Statewide Communities Development Authority, Revenue           7/18 at 100.00          AAA       1,055,206
                 Bonds, Saint Joseph Health System, Trust 2554, 18.216%,
                 7/01/47 - FSA Insured (IF)
      10,000  California Statewide Community Development Authority, Revenue             7/15 at 100.00          BBB       5,959,400
                 Bonds, Daughters of Charity Health System,
                 Series 2005A, 5.000%, 7/01/39
       9,435  California Statewide Community Development Authority, Revenue             3/16 at 100.00           A+       7,572,625
                 Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41
       3,140  California Statewide Community Development Authority, Revenue             8/16 at 100.00           A+       2,733,150
                 Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31
       1,355  California Statewide Community Development Authority, Revenue               No Opt. Call           A1       1,435,880
                 Bonds, Sherman Oaks Health System,
                 Series 1998A, 5.000%, 8/01/22 - AMBAC Insured
       3,100  Loma Linda, California, Hospital Revenue Bonds, Loma Linda               12/18 at 100.00          BBB       3,053,779
                 University Medical Center, Series 2008A, 8.250%, 12/01/38
       6,000  Madera County, California, Certificates of Participation, Valley          3/09 at 100.00          AA-       5,303,280
                 Children's Hospital Project,
                 Series 1995, 5.750%, 3/15/28 - MBIA Insured
       9,655  Rancho Mirage Joint Powers Financing Authority, California,               7/17 at 100.00           A3       7,891,032
                 Revenue Bonds, Eisenhower Medical Center,
                 Series 2007A, 5.000%, 7/01/38
------------------------------------------------------------------------------------------------------------------------------------
      63,416  Total Health Care                                                                                          50,860,933
------------------------------------------------------------------------------------------------------------------------------------

              HOUSING/MULTIFAMILY - 1.5% (0.9% OF TOTAL INVESTMENTS)

       1,000  Independent Cities Lease Finance Authority, California, Revenue          11/14 at 100.00          N/R         691,610
                 Bonds, Morgan Hill, Hacienda Valley Mobile Home Park,
                 Series 2004A, 5.950%, 11/15/39
       4,750  Montclair Redevelopment Agency, California, Revenue Bonds,               12/10 at 102.00          N/R       3,649,330
                 Monterey Manor Mobile Home Estates Project,
                 Series 2000, 6.400%, 12/15/30
------------------------------------------------------------------------------------------------------------------------------------
       5,750  Total Housing/Multifamily                                                                                   4,340,940
------------------------------------------------------------------------------------------------------------------------------------

              HOUSING/SINGLE FAMILY - 0.2% (0.1% OF TOTAL INVESTMENTS)

         675  California Housing Finance Agency, Home Mortgage Revenue Bonds,           2/16 at 100.00          Aa2         669,384
                 Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

              INDUSTRIALS - 2.1% (1.3% OF TOTAL INVESTMENTS)

       5,000  California Pollution Control Financing Authority, Solid Waste               No Opt. Call          BBB       4,387,250
                 Disposal Revenue Bonds, Republic Services Inc.,
                 Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17)
                 (Alternative Minimum Tax)
       2,000  California Pollution Control Financing Authority, Solid Waste             1/16 at 102.00          BBB       1,660,800
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       7,000  Total Industrials                                                                                           6,048,050
------------------------------------------------------------------------------------------------------------------------------------

              LONG-TERM CARE - 1.1% (0.7% OF TOTAL INVESTMENTS)

              California Statewide Communities Development Authority, Revenue
              Bonds, Inland Regional Center Project, Series 2007:
         460     5.250%, 12/01/27                                                      12/17 at 100.00         Baa1         352,613
       4,000     5.375%, 12/01/37                                                      12/17 at 100.00         Baa1       2,881,280
------------------------------------------------------------------------------------------------------------------------------------
       4,460  Total Long-Term Care                                                                                        3,233,893
------------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATION/GENERAL - 15.8% (10.0% OF TOTAL INVESTMENTS)

$      5,000  California, General Obligation Bonds, Series 2003, 5.250%, 2/01/22        8/13 at 100.00           A1  $    5,103,800
         250  California, Various Purpose General Obligation Bonds, Series              5/10 at 101.00          AAA         253,238
                 2000, 5.625%, 5/01/22 - FGIC Insured
       3,850  Coachella Valley Unified School District, Riverside County,               8/15 at 100.00          AA-       3,707,743
                 California, General Obligation Bonds, Series 2005A,
                 5.000%, 8/01/30 - FGIC Insured
              Fontana Unified School District, San Bernardino County, California,
              General Obligation Bonds, Series 2004:
       1,470     5.250%, 5/01/19 - MBIA Insured                                         5/14 at 100.00          AA-       1,614,148
       1,040     5.250%, 5/01/20 - MBIA Insured                                         5/14 at 100.00          AA-       1,121,723
       4,000  Long Beach Community College District, California, General                5/15 at 100.00          AA-       3,897,720
                 Obligation Bonds, Series 2005B, 5.000%, 5/01/30 - FGIC Insured
      10,060  Los Angeles, California, General Obligation Bonds, Series 2001A,          9/11 at 100.00           AA      10,580,504
                 5.000%, 9/01/20
              Los Rios Community College District, Sacramento, El Dorado
              and Yolo Counties, California, General Obligation Bonds,
              Series 2006:
       2,710     5.000%, 8/01/25 - FSA Insured (UB)                                     8/14 at 102.00          AAA       2,818,969
       3,875     5.000%, 8/01/26 - FSA Insured (UB)                                     8/14 at 102.00          AAA       3,993,614
       6,000  North Orange County Community College District, California,                 No Opt. Call           AA       2,181,660
                 General Obligation Bonds, Series 2003B, 0.000%,
                 8/01/27 - FGIC Insured
       5,000  Puerto Rico, General Obligation and Public Improvement Bonds,               No Opt. Call          AA-       4,717,450
                 Series 2001A, 5.500%, 7/01/20 - MBIA Insured
         585  Roseville Joint Union High School District, Placer County,                8/15 at 100.00          AA-         585,298
                 California, General Obligation Bonds, Series 2006B, 5.000%,
                 8/01/27 - FGIC Insured
       3,760  West Contra Costa Unified School District, Contra Costa County,           8/11 at 101.00          AAA       3,885,321
                 California, General Obligation Bonds, Series 2003B, 5.000%,
                 8/01/22 - FSA Insured
       2,000  West Contra Costa Unified School District, Contra Costa County,           8/11 at 101.00          AA-       2,040,280
                 California, General Obligation Bonds, Series 2003C, 5.000%,
                 8/01/22 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      49,600  Total Tax Obligation/General                                                                               46,501,468
------------------------------------------------------------------------------------------------------------------------------------

              TAX OBLIGATION/LIMITED - 26.2% (16.6% OF TOTAL INVESTMENTS)

       2,870  Bell Community Redevelopment Agency, California, Tax Allocation          10/13 at 100.00         BBB+       2,565,751
                 Bonds, Bell Project Area, Series 2003, 5.500%,
                 10/01/23 - RAAI Insured
              California State Public Works Board, Lease Revenue Bonds,
              Department of Mental Health, Coalinga State Hospital,
              Series 2004A:
       4,000     5.500%, 6/01/21                                                        6/14 at 100.00           A2       4,051,880
       2,000     5.500%, 6/01/23                                                        6/14 at 100.00           A2       1,988,680
         730  Capistrano Unified School District, Orange County, California,            9/15 at 100.00          AA-         654,920
                 Special Tax Bonds, Community Facilities District,
                 Series 2005, 5.000%, 9/01/24 - FGIC Insured
       1,000  Coachella Valley Unified School District, Riverside County,               9/16 at 100.00         Baa1         798,900
                 California, Certificates of Participation,
                 Series 2007, 5.000%, 9/01/31 - AMBAC Insured
       3,000  Coronado Community Development Agency, California, Tax                    9/15 at 100.00            A       2,547,090
                 Allocation Bonds, Community Development Project,
                 Series 2005, 5.000%, 9/01/30 - AMBAC Insured
       1,030  Folsom Cordova Unified School District, Sacramento County,               10/14 at 100.00          AAA       1,044,492
                 California, General Obligation Bonds, School Facilities
                 Improvement District 2, Series 2004B, 5.000%,
                 10/01/25 - FSA Insured
              Golden State Tobacco Securitization Corporation, California,
              Tobacco Settlement Asset-Backed
              Revenue Bonds, Series 2005A, Trust 2215-1:
       1,940     11.640%, 6/01/38 - FGIC Insured (IF)                                   6/15 at 100.00           A-         314,435
       1,355     11.640%, 6/01/45 - FGIC Insured (IF)                                   6/15 at 100.00            A          12,331
       1,785  Hawthorne Community Redevelopment Agency, California, Project             9/16 at 100.00           A-       1,573,121
                 Area 2 Tax Allocation Bonds,
                 Series 2006, 5.250%, 9/01/36 - SYNCORA GTY Insured

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATION/LIMITED (continued)

$      1,500  Hesperia Unified School District, San Bernardino County,                  2/17 at 100.00            A  $    1,161,240
                 California, Certificates of Participation, Capital Improvement,
                 Series 2007, 5.000%, 2/01/41 - AMBAC Insured
         435  Indian Wells Redevelopment Agency, California, Tax Allocation             9/13 at 100.00            A         436,618
                 Bonds, Consolidated Whitewater Project Area,
                 Series 2003A, 5.000%, 9/01/20 - AMBAC Insured
              Irvine, California, Unified School District, Community
              Facilities District Special Tax Bonds, Series 2006A:
         350     5.000%, 9/01/26                                                        9/16 at 100.00          N/R         278,026
         805     5.125%, 9/01/36                                                        9/16 at 100.00          N/R         588,455
       3,000  La Quinta Redevelopment Agency, California, Tax Allocation                9/11 at 102.00           A+       2,956,140
                 Bonds, Redevelopment Project Area 1,
                 Series 2001, 5.000%, 9/01/21 - AMBAC Insured
       3,510  Long Beach Bond Financing Authority, California, Lease Revenue            4/09 at 101.00          AA-       3,283,816
                 and Refunding Bonds, Civic Center Project,
                 Series 1997A, 5.000%, 10/01/27 - MBIA Insured
       4,315  Los Angeles Community Redevelopment Agency, California, Lease             9/15 at 100.00           A2       3,646,477
                 Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured
       5,770  Los Angeles County Metropolitan Transportation Authority,                 7/09 at 100.00           A1       5,810,505
                 California, Proposition C Second Senior Lien Sales Tax Revenue
                 Refunding Bonds, Series 1998A, 5.000%, 7/01/23 - AMBAC Insured
       8,175  Los Angeles, California, Municipal Improvement Corporation,               1/17 at 100.00          AA-       7,497,701
                 Lease Revenue Bonds, Police Headquarters,
                 Series 2006A, 4.750%, 1/01/31 - FGIC Insured
       2,580  Oakland Redevelopment Agency, California, Subordinate Lien Tax            3/13 at 100.00          AA-       2,532,683
                 Allocation Bonds, Central District Redevelopment Project,
                 Series 2003, 5.500%, 9/01/18 - FGIC Insured
       3,605  Oakland State Building Authority, California, Lease Revenue               4/09 at 100.50            A       3,529,908
                 Bonds, Elihu M. Harris State Office Building,
                 Series 1998A, 5.000%, 4/01/23 - AMBAC Insured
       2,280  Ontario Redevelopment Financing Authority, California, Lease              8/11 at 101.00           A+       2,411,602
                 Revenue Bonds, Capital Projects,
                 Series 2001, 5.250%, 8/01/18 - AMBAC Insured
       1,000  Orange County, California, Special Tax Bonds, Community                   8/12 at 101.00          N/R         861,740
                 Facilities District 03-1 of Ladera Ranch,
                 Series 2004A, 5.500%, 8/15/24
       1,120  Panama-Buena Vista Union School District, California,                     9/16 at 100.00          AA-       1,098,821
                 Certificates of Participation, School Construction Project,
                 Series 2006, 5.000%, 9/01/23 - MBIA Insured
       8,750  Pittsburg Redevelopment Agency, California, Tax Allocation                  No Opt. Call            A       3,587,063
                 Bonds, Los Medanos Community Development Project,
                 Series 1999, 0.000%, 8/01/23 - AMBAC Insured
         635  Rialto Redevelopment Agency, California, Tax Allocation Bonds,            9/15 at 100.00           A-         541,553
                 Merged Project Area, Series 2005A,
                 5.000%, 9/01/35 - SYNCORA GTY Insured
         100  Riverside Public Financing Authority, California, Revenue                 8/09 at 100.00          N/R         100,183
                 Bonds, Multiple Project Loans,
                 Series 1991A, 8.000%, 2/01/18
         820  Roseville, California, Certificates of Participation, Public              8/13 at 100.00           A+         784,535
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured
       2,200  San Jose Financing Authority, California, Lease Revenue                   9/11 at 100.00          AA+       2,275,614
                 Refunding Bonds, Convention Center Project,
                 Series 2001F, 5.000%, 9/01/20 - MBIA Insured
       1,365  San Mateo Union High School District, San Mateo County,                  12/17 at 100.00            A       1,146,122
                 California, Certificates of Participation, Phase 1,
                 Series 2007A, 5.000%, 12/15/30 - AMBAC Insured
       4,625  Santa Clara Redevelopment Agency, California, Tax Allocation              6/13 at 100.00          AA-       4,743,909
                 Bonds, Bayshore North Project,
                 Series 2003, 5.000%, 6/01/17 - MBIA Insured
       6,870  Vernon Redevelopment Agency, California, Tax Allocation Bonds,            9/15 at 100.00          AA-       5,553,296
                 Industrial Redevelopment Project,
                 Series 2005, 5.000%, 9/01/35 - MBIA Insured
       2,175  Washington Unified School District, Yolo County, California,              8/17 at 100.00            A       1,775,061
                 Certificates of Participation,
                 Series 2007, 5.125%, 8/01/37 - AMBAC Insured
       5,000  West Hollywood, California, Refunding Certificates of                     8/09 at 101.00          AA-       4,887,100
                 Participation, Series 1998, 5.000%, 2/01/25 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      90,695  Total Tax Obligation/Limited                                                                               77,039,768
------------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              TRANSPORTATION - 18.5% (11.8% OF TOTAL INVESTMENTS)

$      2,210  Bay Area Toll Authority, California, Revenue Bonds, San                   4/16 at 100.00           AA  $    2,177,955
                 Francisco Bay Area Toll Bridge,
                 Series 2006, 5.000%, 4/01/31 (UB)
       2,450  Bay Area Toll Authority, California, Revenue Bonds, San                   4/18 at 100.00           AA       2,379,834
                 Francisco Bay Area Toll Bridge,
                 Series 2008, Trust 3211, 12.855%, 4/01/39 (IF)
       8,300  Foothill/Eastern Transportation Corridor Agency, California,              1/10 at 100.00          AA-       5,819,379
                 Toll Road Revenue Bonds,
                 Series 1995A, 5.000%, 1/01/35 - MBIA Insured
      10,500  Foothill/Eastern Transportation Corridor Agency, California,              1/14 at 101.00         BBB-       9,052,995
                 Toll Road Revenue Refunding Bonds, Series 1999, 0.000%, 1/15/29
       8,000  Port of Oakland, California, Revenue Bonds, Series 2000K,                 5/10 at 100.00          AA-       6,876,000
                 5.750%, 11/01/29 - FGIC Insured (Alternative Minimum Tax)
      20,000  San Francisco Airports Commission, California, Revenue Bonds,             5/10 at 101.00          AAA      19,449,597
                 San Francisco International Airport, Second
                 Series 2000, Issue 25, 5.750%, 5/01/30 - FSA Insured
                 (Alternative Minimum Tax)
       5,000  San Francisco Airports Commission, California, Revenue Refunding          5/11 at 100.00          AA-       5,168,000
                 Bonds, San Francisco International Airport, Second Series 2001,
                 Issue 27B, 5.250%, 5/01/18 - FGIC Insured
       3,665  San Francisco Airports Commission, California, Revenue Refunding          5/12 at 100.00          AA-       3,594,192
                 Bonds, San Francisco International Airport, Second Series 2002,
                 Issue 28A, 5.250%, 5/01/18 - MBIA Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      60,125  Total Transportation                                                                                       54,517,952
------------------------------------------------------------------------------------------------------------------------------------

              U.S. GUARANTEED - 38.6% (24.5% OF TOTAL INVESTMENTS) (4)

       9,750  California Department of Water Resources, Power Supply Revenue            5/12 at 101.00          Aaa      10,953,443
                 Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)
       5,760  California Health Facilities Financing Authority, Revenue Bonds,         12/09 at 101.00      N/R (4)       6,060,614
                 Cedars-Sinai Medical Center, Series 1999A, 6.125%, 12/01/30
                 (Pre-refunded 12/01/09)
       3,000  California Pollution Control Financing Authority, Solid Waste             5/09 at 100.00          AAA       3,663,870
                 Disposal Revenue Bonds, North County Recycling Center,
                 Series 1991A, 6.750%, 7/01/17 (ETM)
              California Statewide Community Development Authority, Certificates
              of Participation, Catholic Healthcare West, Series 1999:
       4,495     6.500%, 7/01/20 (Pre-refunded 7/01/10)                                 7/10 at 101.00      N/R (4)       4,854,645
       1,845     6.500%, 7/01/20 (Pre-refunded 7/01/10)                                 7/10 at 101.00      N/R (4)       1,993,541
              California, Various Purpose General Obligation Bonds, Series 2000:
       4,450     5.625%, 5/01/22 (Pre-refunded 5/01/10) - FGIC Insured                  5/10 at 101.00          AAA       4,741,876
      10,000     5.750%, 3/01/27 (Pre-refunded 3/01/10) - MBIA Insured                  3/10 at 101.00          AAA      10,580,800
         495  Contra Costa County, California, GNMA Mortgage-Backed Securities         11/09 at 100.00          AAA         509,078
                 Program Home Mortgage Revenue Bonds,
                 Series 1989, 7.700%, 11/01/09  (Alternative Minimum Tax) (ETM)
       5,515  Fresno Unified School District, Fresno County, California,                8/09 at 102.00       A+ (4)       5,692,914
                 General Obligation Bonds, Series 2001E, 5.000%, 8/01/25 -
                 FGIC Insured (ETM)
       3,000  Golden State Tobacco Securitization Corporation, California,              6/13 at 100.00          AAA       3,534,510
                 Tobacco Settlement Asset-Backed Bonds,
                 Series 2003A-1, 6.750%, 6/01/39  (Pre-refunded 6/01/13)
       3,000  Los Angeles County Metropolitan Transportation Authority,                 7/10 at 101.00       AA (4)       3,202,560
                 California, Proposition C Second Senior Lien Sales Tax Revenue
                 Bonds, Series 2000A, 5.250%, 7/01/25 (Pre-refunded 7/01/10) -
                 FGIC Insured
       6,030  Los Angeles Unified School District, California, General                  7/10 at 100.00      AA- (4)       6,387,639
                 Obligation Bonds, Series 2000D, 5.375%, 7/01/25
                 (Pre-refunded 7/01/10) - FGIC Insured
              Monterey County, California, Certificates of Participation,
              Master Plan Financing, Series 2001:
       2,075     5.000%, 8/01/19 (Pre-refunded 8/01/11) - MBIA Insured                  8/11 at 100.00       A3 (4)       2,263,348
       3,000     5.000%, 8/01/26 (Pre-refunded 8/01/11) - MBIA Insured                  8/11 at 100.00       A3 (4)       3,272,310
      10,000  Puerto Rico Highway and Transportation Authority, Highway                 7/10 at 101.00      BBB (4)      10,734,400
                 Revenue Bonds, Series 2000B, 6.000%, 7/01/31
                 (Pre-refunded 7/01/10)

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              U.S. GUARANTEED (4) (continued)

$      4,000  Puerto Rico Infrastructure Financing Authority, Special                  10/10 at 101.00          AAA  $    4,259,920
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/32
       2,000  Puerto Rico Public Finance Corporation, Commonwealth                        No Opt. Call          AAA       2,326,500
                 Appropriation Bonds, Series 2002E, 6.000%,
                 8/01/26 - AGC Insured (ETM)
      17,670  San Francisco City and County Public Utilities Commission,               11/11 at 100.00          AAA      19,404,487
                 California, Water Revenue Bonds, Series 2001A, 5.000%, 11/01/24
                 (Pre-refunded 11/01/11) - FSA Insured
       6,555  Sweetwater Authority, California, Water Revenue Bonds, Series             4/10 at 101.00          AAA       6,924,899
                 2002, 5.000%, 4/01/22 (Pre-refunded 4/01/10) - FSA Insured
       2,000  University of California, Revenue Bonds, Research Facilities,             9/09 at 101.00      Aa1 (4)       2,064,200
                 Series 2001E, 5.000%, 9/01/22 (Pre-refunded 9/01/09) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
     104,640  Total U.S. Guaranteed                                                                                     113,425,554
------------------------------------------------------------------------------------------------------------------------------------

              UTILITIES - 17.2% (10.9% OF TOTAL INVESTMENTS)

       2,000  Anaheim Public Finance Authority, California, Revenue Refunding          10/12 at 100.00          AAA       2,200,720
                 Bonds, Electric Generating System, Series 2002B,
                 5.250%, 10/01/18 - FSA Insured
       1,810  Anaheim Public Finance Authority, California, Second Lien                10/14 at 100.00          AA-       1,885,025
                 Electric Distribution Revenue Bonds, Series 2004, 5.250%,
                 10/01/21 - MBIA Insured
      10,350  California Pollution Control Financing Authority, Revenue                   No Opt. Call           A+      11,910,573
                 Bonds, San Diego Gas and Electric Company,
                 Series 1991A, 6.800%, 6/01/15 (Alternative Minimum Tax)
       4,000  Imperial Irrigation District, California, Certificates of                11/13 at 100.00          AAA       4,112,280
                 Participation, Electric System Revenue Bonds,
                 Series 2003, 5.250%, 11/01/23 - FSA Insured
       3,855  Long Beach Bond Finance Authority, California, Natural Gas                  No Opt. Call           A+       2,845,453
                 Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37
       5,000  Los Angeles Department of Water and Power, California, Power              7/11 at 100.00          AA-       5,257,550
                 System Revenue Bonds, Series 2001A-2, 5.375%,
                 7/01/20 - MBIA Insured
       5,000  Los Angeles Department of Water and Power, California, Power              7/15 at 100.00          AAA       4,907,350
                 System Revenue Bonds, Series 2005, 5.000%,
                 7/01/31 - FSA Insured (UB)
       5,225  Los Angeles, California, Sanitation Equipment Charge Revenue              2/11 at 100.00          AAA       5,472,508
                 Bonds, Series 2001A, 5.250%, 2/01/18 - FSA Insured
       1,025  Los Angeles, California, Sanitation Equipment Charge Revenue              2/14 at 100.00           AA       1,051,947
                 Bonds, Series 2004A, 5.000%, 2/01/22 - AMBAC Insured
              Merced Irrigation District, California, Electric System Revenue
              Bonds, Series 2005:
       1,260     5.125%, 9/01/31 - SYNCORA GTY Insured                                  9/15 at 100.00          N/R         901,429
       2,800     5.250%, 9/01/36 - SYNCORA GTY Insured                                  9/15 at 100.00          N/R       1,966,272
       4,360  Sacramento Municipal Utility District, California, Electric               8/12 at 100.00          AAA       4,541,027
                 Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/19 -
                 FSA Insured
       3,460  Southern California Public Power Authority, Revenue Bonds,                7/13 at 100.00           A+       3,585,390
                 Magnolia Power Project, Series 2003-1A, 5.000%, 7/01/20 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      50,145  Total Utilities                                                                                            50,637,524
------------------------------------------------------------------------------------------------------------------------------------

              WATER AND SEWER - 7.3% (4.6% OF TOTAL INVESTMENTS)

       1,185  Burbank, California, Wastewater System Revenue Bonds, Series              6/14 at 100.00          AA-       1,196,909
                 2004A, 5.000%, 6/01/24 - AMBAC Insured
         890  Healdsburg Public Financing Authority, California, Wastewater             4/16 at 100.00          AA-         789,946
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured
       1,250  Indio Water Authority, California, Water Revenue Bonds, Series            4/16 at 100.00           A+       1,095,250
                 2006, 5.000%, 4/01/31 - AMBAC Insured
       4,705  Madera Irrigation District. California, Water Revenue Refunding           1/18 at 100.00           A-       4,631,084
                 Bonds, Series 2008, 5.500%, 1/01/38

    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              WATER AND SEWER (continued)

$      3,750  Metropolitan Water District of Southern California, Water                10/14 at 100.00          AAA  $    3,777,113
              Revenue Bonds, Series 2004B-3,
                 5.000%, 10/01/29 - MBIA Insured
       2,000  Pico Rivera Water Authority, California, Revenue Bonds, Series           12/11 at 102.00          N/R       1,564,460
                 2001A, 6.250%, 12/01/32
       2,525  Sacramento County Sanitation District Financing Authority,                  No Opt. Call           AA       2,871,556
                 California, Revenue Refunding Bonds,
                 Series 2001, 5.500%, 12/01/20 - AMBAC Insured
              San Francisco City and County Public Utilities Commission,
              California, Clean Water Revenue Refunding Bonds, Series 2003A:
       2,120     5.250%, 10/01/19 - MBIA Insured                                        4/13 at 100.00          AA-       2,267,828
       2,960     5.250%, 10/01/20 - MBIA Insured                                        4/13 at 100.00          AA-       3,118,360
------------------------------------------------------------------------------------------------------------------------------------
      21,385  Total Water and Sewer                                                                                      21,312,506
------------------------------------------------------------------------------------------------------------------------------------
$    507,858  Total Long-Term Investments (cost $488,158,033) - 156.4%                                                  459,896,000
============------------------------------------------------------------------------------------------------------------------------

              SHORT-TERM INVESTMENTS - 1.4% (0.9% OF TOTAL INVESTMENTS)

$      4,000  California Health Facilities Financing Authority, Revenue Bonds,                               VMIG-1       4,000,000
                 Catholic Healthcare West, Variable Rate Demand Obligations,
                 Series 2008B, 0.440%, 7//01/25 (5)
============------------------------------------------------------------------------------------------------------------------------
              Total Short-Term Investments (cost $4,000,000)                                                              4,000,000
              ----------------------------------------------------------------------------------------------------------------------
              Total Investments (cost $492,158,033) - 157.8%                                                            463,896,000
              ----------------------------------------------------------------------------------------------------------------------
              Floating Rate Obligations - (4.4)%                                                                        (12,795,000)
              ----------------------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities - 2.4%                                                                        7,067,820
              ----------------------------------------------------------------------------------------------------------------------
              Preferred Shares, at Liquidation Value - (55.8)% (6)                                                     (164,150,000)
              ----------------------------------------------------------------------------------------------------------------------
              Net Assets Applicable to Common Shares - 100%                                                          $  294,018,820
              ======================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.4%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NUC | Nuveen California Quality Income Municipal Fund, Inc.
    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              CONSUMER STAPLES - 5.3% (3.3% OF TOTAL INVESTMENTS)

$      5,000  California County Tobacco Securitization Agency, Tobacco                  6/12 at 100.00         Baa3  $    3,814,650
                 Settlement Asset-Backed Bonds, Alameda County Tobacco Asset
                 Securitization Corporation, Series 2002, 5.750%, 6/01/29
       1,115  California County Tobacco Securitization Agency, Tobacco                  6/15 at 100.00          BBB         969,024
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21
       4,620  California County Tobacco Securitization Agency, Tobacco                  6/12 at 100.00         Baa3       3,284,866
                 Settlement Asset-Backed Bonds, Stanislaus County Tobacco
                 Funding Corporation, Series 2002A, 5.500%, 6/01/33
       8,065  California Statewide Financing Authority, Tobacco Settlement              5/12 at 100.00         Baa3       6,057,380
                 Asset-Backed Bonds, Pooled Tobacco Securitization Program,
                 Series 2002A, 5.625%, 5/01/29
       3,370  Golden State Tobacco Securitization Corporation, California,              6/22 at 100.00          BBB       1,321,242
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37
------------------------------------------------------------------------------------------------------------------------------------
      22,170  Total Consumer Staples                                                                                     15,447,162
------------------------------------------------------------------------------------------------------------------------------------

              EDUCATION AND CIVIC ORGANIZATIONS - 7.2% (4.6% OF TOTAL INVESTMENTS)

         280  California Educational Facilities Authority, Revenue Bonds,              10/15 at 100.00           A3         235,040
                 University of Redlands, Series 2005A, 5.000%, 10/01/35
       2,785  California Educational Facilities Authority, Revenue Bonds,              11/10 at 100.00           A2       2,788,258
                 University of the Pacific,
                 Series 2000, 5.750%, 11/01/30 - MBIA Insured
              California Educational Facilities Authority, Revenue Bonds,
              University of the Pacific, Series 2006:
         195     5.000%, 11/01/21                                                      11/15 at 100.00           A2         187,631
         260     5.000%, 11/01/25                                                      11/15 at 100.00           A2         231,930
       4,640  California State Public Works Board, Lease Revenue Bonds,                 3/18 at 100.00          AA-       3,944,464
                 University of California Regents,
                 Trust 1065, 8.969%, 3/01/33 (IF)
       4,000  California State Public Works Board, Lease Revenue Refunding              3/09 at 100.00            A       4,012,000
                 Bonds, Community Colleges Projects,
                 Series 1996B, 5.625%, 3/01/19 - AMBAC Insured
       6,400  California State University, Systemwide Revenue Bonds, Series            11/12 at 100.00          Aa3       6,598,848
                 2002A, 5.000%, 11/01/20 - AMBAC Insured
       1,000  San Diego County, California, Certificates of Participation,              9/15 at 102.00         Baa3         668,150
                 Burnham Institute, Series 2006, 5.000%, 9/01/34
       2,500  University of California, Revenue Bonds, Multi-Purpose Projects,          5/13 at 100.00           AA       2,448,275
                 Series 2003A, 5.000%, 5/15/33 - AMBAC Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
      22,060  Total Education and Civic Organizations                                                                    21,114,596
------------------------------------------------------------------------------------------------------------------------------------

              HEALTH CARE - 12.1% (7.7% OF TOTAL INVESTMENTS)

       1,750  ABAG Finance Authority for Non-Profit Corporations, California,           4/12 at 100.00            A       1,764,735
                 Cal-Mortgage Insured Revenue Bonds, Sansum-Santa Barbara
                 Medical Foundation Clinic, Series 2002A, 5.500%, 4/01/21
         640  California Health Facilities Financing Authority, Revenue Bonds,          4/16 at 100.00           A+         522,387
                 Kaiser Permanante System, Series 2006, 5.000%, 4/01/37
       5,525  California Health Facilities Financing Authority, Revenue Bonds,         11/16 at 100.00          AA-       4,162,479
                 Sutter Health, Series 2008, Trust 3146, 12.371%, 11/15/46 (IF)
       2,855  California Municipal Financing Authority, Certificates of                 2/17 at 100.00         Baa2       1,851,924
                 Participation, Community Hospitals of Central California,
                 Series 2007, 5.250%, 2/01/46

    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              HEALTH CARE (continued)

$      1,225  California State Public Works Board, Revenue Bonds, University of        11/14 at 100.00           AA  $    1,242,738
                 California - Davis Medical Center,
                 Series 2004II-A, 5.000%, 11/01/23 - MBIA Insured
       1,571  California Statewide Communities Development Authority, Revenue           7/18 at 100.00          AAA       1,022,658
                 Bonds, Saint Joseph Health System,
                 Trust 2554, 18.216%, 7/01/47 - FSA Insured (IF)
         685  California Statewide Community Development Authority, Certificates          No Opt. Call           A2         735,711
                 of Participation, Cedars-Sinai Medical Center,
                 Series 1992, 6.500%, 8/01/12
       1,500  California Statewide Community Development Authority, Revenue             7/15 at 100.00          BBB       1,002,120
                 Bonds, Daughters of Charity Health System,
                 Series 2005A, 5.250%, 7/01/30
      17,075  California Statewide Community Development Authority, Revenue             3/16 at 100.00           A+      13,704,566
                 Bonds, Kaiser Permanante System,
                 Series 2006, 5.000%, 3/01/41
       3,015  California Statewide Community Development Authority, Revenue             8/16 at 100.00           A+       2,624,346
                 Bonds, Kaiser Permanente System,
                 Series 2001C, 5.250%, 8/01/31
       5,825  California Statewide Community Development Authority, Revenue             8/17 at 100.00          AA-       3,806,812
                 Bonds, Sutter Health, Series
                 2007C, Residuals 1975, 13.408%, 8/15/38 - AMBAC Insured (IF)
       3,025  Loma Linda, California, Hospital Revenue Bonds, Loma Linda               12/38 at 100.00          BBB       2,979,897
                 University Medical Center, Series 2008A, 8.250%, 12/01/38
------------------------------------------------------------------------------------------------------------------------------------
      44,691  Total Health Care                                                                                          35,420,373
------------------------------------------------------------------------------------------------------------------------------------

              HOUSING/MULTIFAMILY - 2.5% (1.6% OF TOTAL INVESTMENTS)

       1,000  Independent Cities Lease Finance Authority, California, Revenue          11/14 at 100.00          N/R         691,610
                 Bonds, Morgan Hill, Hacienda Valley Mobile Home Park,
                 Series 2004A, 5.950%, 11/15/39
       2,110  Irvine, California, Mobile Home Park Revenue Bonds, Meadows Mobile        3/09 at 101.00          N/R       1,859,986
                 Home Park, Series 1998A, 5.700%, 3/01/18
       2,185  Oceanside, California, Mobile Home Park Revenue Bonds, Laguna             3/09 at 101.00          N/R       1,606,543
                 Vista Mobile Estates Acquisition Project,
                 Series 1998, 5.800%, 3/01/28
       3,040  Riverside County, California, Mobile Home Park Revenue Bonds,             3/09 at 102.00          N/R       2,159,738
                 Bravo Mobile Home Park Project,
                 Series 1999A, 5.900%, 3/20/29
       1,030  Yolo County Housing Authority, California, Revenue Refunding              5/09 at 100.00          Aa2       1,032,606
                 Bonds, Russell Park Apartments,
                 Series 1992A, 7.000%, 11/01/14
------------------------------------------------------------------------------------------------------------------------------------
       9,365  Total Housing/Multifamily                                                                                   7,350,483
------------------------------------------------------------------------------------------------------------------------------------

              HOUSING/SINGLE FAMILY - 1.0% (0.6% OF TOTAL INVESTMENTS)

         645  California Housing Finance Agency, Home Mortgage Revenue Bonds,           2/16 at 100.00          Aa2         639,634
                 Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)
       3,910  California Housing Finance Agency, Home Mortgage Revenue Bonds,           2/16 at 100.00          AA-       2,271,945
                 Tender Option Bond Trust 11605, 17.446%, 8/01/26
                 (Alternative Minimum Tax) (IF)
------------------------------------------------------------------------------------------------------------------------------------
       4,555  Total Housing/Single Family                                                                                 2,911,579
------------------------------------------------------------------------------------------------------------------------------------

              INDUSTRIALS - 0.6% (0.4% OF TOTAL INVESTMENTS)

       2,000  California Pollution Control Financing Authority, Solid Waste             1/16 at 102.00          BBB       1,660,800
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

              LONG-TERM CARE - 0.9% (0.6% OF TOTAL INVESTMENTS)

       3,500  California Statewide Communities Development Authority, Revenue          12/17 at 100.00         Baa1       2,521,120
                 Bonds, Inland Regional Center Project,
                 Series 2007, 5.375%, 12/01/37
------------------------------------------------------------------------------------------------------------------------------------

              TAX OBLIGATION/GENERAL - 15.6% (9.9% OF TOTAL INVESTMENTS)

       1,900  Azusa Unified School District, Los Angeles County, California,            7/12 at 100.00          AAA       2,043,754
                 General Obligation Bonds, Series 2002, 5.375%, 7/01/20 - FSA
                 Insured
           5  California State, General Obligation Bonds, Series 2002, 5.250%,          4/12 at 100.00           A1           4,844
                 4/01/32

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATION/GENERAL (continued)

$         80  California, General Obligation Bonds, Series 2000, 5.500%, 6/01/25        6/10 at 100.00           A1  $       80,298
       6,085  California, General Obligation Veterans Welfare Bonds, Series             6/09 at 100.00          AA-       5,486,966
                 1997BJ, 5.700%, 12/01/32 (Alternative Minimum Tax)
       1,370  Fremont-Newark Community College District, Alameda County,                8/11 at 101.00          AA-       1,463,352
                 California, General Obligation Bonds,
                 Series 2002A, 5.375%, 8/01/20 - MBIA Insured
       3,610  Hartnell Community College District, California, General                  6/16 at 100.00          AAA       3,606,173
                 Obligation Bonds, Series 2006, 5.000%, 6/01/29 - FSA Insured (UB)
       5,255  Livermore Valley Joint Unified School District, Alameda County,           8/11 at 100.00          AAA       5,298,301
                 California, General Obligation Bonds, Election of 1999,
                 Series 2001, 5.125%, 8/01/26 - FSA Insured
       2,645  Long Beach Community College District, California, General                5/15 at 100.00          AA-       2,577,367
                 Obligation Bonds, Series 2005B, 5.000%, 5/01/30 - FGIC Insured
       1,170  Los Angeles Unified School District, California, General                  7/13 at 100.00          AAA       1,283,607
                 Obligation Bonds, Series 2003F, 5.000%, 7/01/17 - FSA Insured
         565  Roseville Joint Union High School District, Placer County,                8/15 at 100.00          AA-         565,288
                 California, General Obligation Bonds,
                 Series 2006B, 5.000%, 8/01/27 - FGIC Insured
       1,500  Sacramento City Unified School District, Sacramento County,               7/15 at 100.00          Aa3       1,506,375
                 California, General Obligation Bonds,
                 Series 2005, 5.000%, 7/01/27 - MBIA Insured
       6,760  San Diego Unified School District, San Diego County, California,          7/13 at 101.00          AAA       7,353,528
                 General Obligation Bonds,
                 Series 2003E, 5.250%, 7/01/21 - FSA Insured
         515  San Joaquin Delta Community College District, California, General         8/15 at 100.00          AAA         514,979
                 Obligation Bonds, Series 2005A, 5.000%, 8/01/29 - FSA Insured
       1,500  San Jose Unified School District, Santa Clara County, California,         8/15 at 100.00           AA       1,527,990
                 General Obligation Bonds, Series 2005B, 5.000%, 8/01/25 - FGIC
                 Insured
       6,865  San Ramon Valley Unified School District, Contra Costa County,            8/13 at 100.00          AAA       7,026,053
                 California, General Obligation Bonds, Series 2003, 5.000%,
                 8/01/23 - FSA Insured (UB)
       1,390  South Pasadena Unified School District, Los Angeles County,               8/13 at 100.00          AA-       1,434,466
                 California, General Obligation Bonds, Series 2003A, 5.000%,
                 8/01/22 - FGIC Insured
       3,925  West Contra Costa Unified School District, Contra Costa County,           8/11 at 101.00          AAA       3,997,809
                 California, General Obligation Bonds,
                 Series 2003B, 5.000%, 8/01/23 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      45,140  Total Tax Obligation/General                                                                               45,771,150
------------------------------------------------------------------------------------------------------------------------------------

              TAX OBLIGATION/LIMITED - 31.3% (19.8% OF TOTAL INVESTMENTS)

       1,655  Bell Community Housing Authority, California, Lease Revenue Bonds,       10/15 at 100.00            A       1,329,395
                 Series 2005, 5.000%, 10/01/36 - AMBAC Insured
       1,200  Burbank Public Financing Authority, California, Revenue Bonds,           12/12 at 100.00            A       1,059,672
                 West Olive Redevelopment Project,
                 Series 2002, 5.125%, 12/01/22 - AMBAC Insured
       3,070  California State Public Works Board, Lease Revenue Bonds,                12/12 at 100.00            A       3,181,840
                 Department of General Services, Capital East End Project,
                 Series 2002A, 5.250%, 12/01/16 - AMBAC Insured
       2,030  California State Public Works Board, Lease Revenue Bonds,                 3/12 at 100.00            A       2,097,234
                 Department of General Services,
                 Series 2002C, 5.250%, 3/01/21 - AMBAC Insured
       5,115  California State Public Works Board, Lease Revenue Bonds,                 6/14 at 100.00           A2       5,217,402
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.500%, 6/01/20
       2,715  California, Economic Recovery Revenue Bonds, Series 2004A, 5.000%,        7/14 at 100.00           A+       2,888,679
                 7/01/15
         690  Capistrano Unified School District, Orange County, California,            9/15 at 100.00          AA-         619,034
                 Special Tax Bonds, Community Facilities District,
                 Series 2005, 5.000%, 9/01/24 - FGIC Insured
       3,000  Coachella Valley Unified School District, Riverside County,               9/16 at 100.00         Baa1       2,396,700
                 California, Certificates of Participation,
                 Series 2007, 5.000%, 9/01/31 - AMBAC Insured

    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATION/LIMITED (continued)

              Commerce Community Development Commission, California, Tax Allocation
              Refunding Bonds, Merged Area Development Projects 2 and 3,
              Series 1998A:
$      1,000     5.650%, 8/01/18                                                        8/09 at 101.00          N/R  $      898,140
       2,765     5.700%, 8/01/28                                                        8/09 at 101.00          N/R       2,096,782
       1,250  Coronado Community Development Agency, California, Tax Allocation         9/15 at 100.00            A       1,061,288
                 Bonds, Community Development Project, Series 2005, 5.000%,
                 9/01/30 - AMBAC Insured
       3,065  Corona-Norco Unified School District, Riverside County, California,       9/13 at 100.00          AA-       3,024,389
                 Special Tax Bonds, Community Facilities District 98-1,
                 Series 2003, 5.500%, 9/01/33 - MBIA Insured
       1,490  Fresno, California, Certificates of Participation, Street                 6/09 at 100.00          AA-       1,507,895
                 Improvement Project, Series 1991, 6.625%, 12/01/11
              Golden State Tobacco Securitization Corporation, California,
              Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
              Trust 2215-1:
       1,885     11.640%, 6/01/38 - FGIC Insured (IF)                                   6/15 at 100.00           A-         305,521
       1,320     11.640%, 6/01/45 - FGIC Insured (IF)                                   6/15 at 100.00            A          12,012
       9,500  Golden State Tobacco Securitization Corporation, California,              6/15 at 100.00            A       7,684,930
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2005A, 5.000%, 6/01/35 - FGIC Insured
              Irvine, California, Unified School District, Community
              Facilities District Special Tax Bonds, Series 2006A:
         335     5.000%, 9/01/26                                                        9/16 at 100.00          N/R         266,111
         775     5.125%, 9/01/36                                                        9/16 at 100.00          N/R         566,525
       3,245  Los Angeles Community Redevelopment Agency, California, Lease             9/15 at 100.00           A2       2,742,252
                 Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured
       1,350  Los Angeles Community Redevelopment Agency, California, Subordinate       3/13 at 100.00         BBB-       1,154,939
                 Lien Tax Allocation Bonds, Bunker Hill Redevelopment Project,
                 Series 2004L, 5.100%, 3/01/19
       4,850  Los Angeles County Metropolitan Transportation Authority,                 7/13 at 100.00          AAA       5,320,935
                 California, Proposition A First Tier Senior Sales Tax Revenue
                 Bonds, Series 2003A, 5.000%, 7/01/16 - FSA Insured
      15,300  Ontario Redevelopment Financing Authority, San Bernardino County,           No Opt. Call          AA-      19,366,434
                 California, Revenue Refunding Bonds, Redevelopment Project 1,
                 Series 1995, 7.400%, 8/01/25 - MBIA Insured
       1,170  Panama-Buena Vista Union School District, California, Certificates        9/16 at 100.00          AA-       1,134,385
                 of Participation, School Construction Project,
                 Series 2006, 5.000%, 9/01/24 - MBIA Insured
              Redding Redevelopment Agency, California, Tax Allocation Bonds,
              Canby-Hilltop-Cypress Area Project, Series 2003A:
       1,500     5.000%, 9/01/17 - MBIA Insured                                         9/13 at 100.00          AA-       1,539,105
       1,500     5.000%, 9/01/20 - MBIA Insured                                         9/13 at 100.00          AA-       1,505,580
         600  Rialto Redevelopment Agency, California, Tax Allocation Bonds,            9/15 at 100.00           A-         511,704
                 Merged Project Area, Series 2005A, 5.000%,
                 9/01/35 - SYNCORA GTY Insured
       4,320  Richmond Joint Powers Financing Authority, California, Tax                9/13 at 100.00          AA-       4,321,685
                 Allocation Bonds, Series 2003A, 5.250%, 9/01/22 - MBIA Insured
       2,000  Rohnert Park Community Development Commission, California,                8/17 at 100.00          AA-       1,690,400
                 Redevelopment Project Tax Allocation Bonds,
                 Series 2007R, 5.000%, 8/01/37 - FGIC Insured
         745  Roseville, California, Certificates of Participation, Public              8/13 at 100.00           A+         712,779
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured
       8,625  Sacramento City Financing Authority, California, Capital                 12/16 at 100.00          AA-       8,238,341
                 Improvement Revenue Bonds, 300 Richards Boulevard,
                 Series 2006C, 5.000%, 12/01/36 - AMBAC Insured
       2,500  San Jose Financing Authority, California, Lease Revenue Refunding         9/11 at 100.00          AA+       2,585,925
                 Bonds, Convention Center Project,
                 Series 2001F, 5.000%, 9/01/20 - MBIA Insured
       2,770  Santa Ana Community Redevelopment Agency, Orange County,                  9/13 at 100.00          AA-       2,821,771
                 California, Tax Allocation Refunding Bonds, South Main Street
                 Redevelopment, Series 2003B, 5.000%, 9/01/19 - FGIC Insured
       2,090  Washington Unified School District, Yolo County, California,              8/17 at 100.00            A       1,705,691
                 Certificates of Participation,
                 Series 2007, 5.125%, 8/01/37 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      95,425  Total Tax Obligation/Limited                                                                               91,565,475
------------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              TRANSPORTATION - 15.1% (9.5% OF TOTAL INVESTMENTS)

$      3,950  Bay Area Toll Authority, California, Revenue Bonds, San Francisco         4/16 at 100.00           AA  $    3,892,725
                 Bay Area Toll Bridge, Series 2006, 5.000%, 4/01/31 (UB)
         970  Bay Area Toll Authority, California, Revenue Bonds, San Francisco         4/18 at 100.00           AA         942,220
                 Bay Area Toll Bridge, Series 2008,
                 Trust 3211, 12.855%, 4/01/39 (IF)
      11,000  Foothill/Eastern Transportation Corridor Agency, California, Toll         1/14 at 101.00         BBB-       9,484,090
                 Road Revenue Refunding Bonds, Series 1999, 0.000%, 1/15/29
       2,000  Orange County Transportation Authority, California, Toll Road             8/13 at 100.00           A1       2,074,420
                 Revenue Bonds, 91 Express Lanes Project,
                 Series 2003A, 5.000%, 8/15/20 - AMBAC Insured
       2,685  Sacramento County, California, Airport System Revenue Bonds, Series       7/12 at 100.00          AAA       3,015,470
                 2002A, 5.250%, 7/01/21 - FSA Insured
      20,000  San Francisco Airports Commission, California, Revenue Bonds, San         5/10 at 101.00          AAA      19,449,599
                 Francisco International Airport, Second Series 2000,
                 Issue 25, 5.750%, 5/01/30 - FSA Insured (Alternative Minimum Tax)
              San Francisco Airports Commission, California, Revenue Refunding
              Bonds, San Francisco International Airport, Second Series 2002,
              Issue 28A:
       1,480     5.250%, 5/01/17 - MBIA Insured (Alternative Minimum Tax)               5/12 at 100.00          AA-       1,459,028
       3,865     5.250%, 5/01/19 - MBIA Insured (Alternative Minimum Tax)               5/12 at 100.00          AA-       3,747,388
------------------------------------------------------------------------------------------------------------------------------------
      45,950  Total Transportation                                                                                       44,064,940
------------------------------------------------------------------------------------------------------------------------------------

              U.S. GUARANTEED - 47.9% (30.3% OF TOTAL INVESTMENTS) (4)

       7,325  California County Tobacco Securitization Agency, Tobacco Settlement       6/12 at 100.00      N/R (4)       8,016,700
                 Asset-Backed Bonds, Sonoma County Tobacco Funding Corporation,
                 Series 2002B, 5.500%, 6/01/30 (Pre-refunded 6/01/12)
       9,000  California Department of Water Resources, Power Supply Revenue            5/12 at 101.00          Aaa      10,110,870
                 Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)
       6,190  California Educational Facilities Authority, Revenue Bonds,              11/10 at 100.00       A2 (4)       6,671,644
                 University of the Pacific, Series 2000, 5.750%, 11/01/30
                 (Pre-refunded 11/01/10) - MBIA Insured
              California Health Facilities Financing Authority, Revenue Bonds,
              Cedars-Sinai Medical Center, Series 1999A:
       2,955     6.125%, 12/01/30 (Pre-refunded 12/01/09)                              12/09 at 101.00      N/R (4)       3,109,221
       7,700     6.250%, 12/01/34 (Pre-refunded 12/01/09)                              12/09 at 101.00      N/R (4)       8,109,178
       8,000  California Pollution Control Financing Authority, Solid Waste             5/09 at 100.00          AAA       9,770,320
                 Disposal Revenue Bonds, North County Recycling Center,
                 Series 1991A, 6.750%, 7/01/17 (ETM)
       1,965  California State, General Obligation Bonds, Series 2002, 5.250%,          4/12 at 100.00          AAA       2,186,652
                 4/01/32 (Pre-refunded 4/01/12)
       1,515  California Statewide Community Development Authority, Water and          10/13 at 101.00          AAA       1,766,081
                 Wastewater Revenue Bonds, Pooled Financing Program,
                 Series 2004A, 5.250%, 10/01/24 (Pre-refunded 10/01/13) - FSA
                 Insured
              California, General Obligation Bonds, Series 2000:
       1,105     5.500%, 6/01/25 (Pre-refunded 6/01/10)                                 6/10 at 100.00          Aaa       1,162,427
         315     5.500%, 6/01/25 (Pre-refunded 6/01/10)                                 6/10 at 100.00          Aaa         331,371
       2,500  California, General Obligation Bonds, Series 2004, 5.125%, 2/01/27        2/14 at 100.00          AAA       2,877,900
                 (Pre-refunded 2/01/14)
       4,440  Coast Community College District, Orange County, California,              8/13 at 100.00       AA (4)       5,043,662
                 General Obligation Refunding Bonds, Series 2003A, 5.000%, 8/01/22
                 (Pre-refunded 8/01/13) - MBIA Insured
       1,615  Compton Unified School District, Los Angeles County, California,          9/13 at 100.00       AA (4)       1,872,593
                 General Obligation Bonds, Series 2003A, 5.375%, 9/01/19
                 (Pre-refunded 9/01/13) - MBIA Insured
      12,805  Contra Costa County, California, GNMA Mortgage-Backed Securities            No Opt. Call          AAA      17,266,262
                 Program Home Mortgage Revenue Bonds, Series 1988, 8.250%, 6/01/21
                 (Alternative Minimum Tax) (ETM)
       3,000  Daly City Housing Development Finance Agency, California, Mobile         12/13 at 102.00      N/R (4)       3,584,970
                 Home Park Revenue Bonds, Franciscan Mobile Home Park Project,
                 Series 2002A, 5.850%, 12/15/32 (Pre-refunded 12/15/13)
       8,000  Los Angeles County Metropolitan Transportation Authority,                 7/10 at 101.00       AA (4)       8,540,160
                 California, Proposition C Second Senior Lien Sales Tax Revenue
                 Bonds, Series 2000A, 5.250%, 7/01/25 (Pre-refunded 7/01/10) -
                 FGIC Insured

    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              U.S. GUARANTEED (4) (continued)

$      2,000  Los Angeles Unified School District, California, General Obligation       7/10 at 100.00      AA- (4)  $    2,118,620
                 Bonds, Series 2000D, 5.375%, 7/01/25
                 (Pre-refunded 7/01/10) - FGIC Insured
       3,005  Monterey County, California, Certificates of Participation, Master        8/11 at 100.00       A3 (4)       3,277,764
                 Plan Financing, Series 2001, 5.000%, 8/01/20
                 (Pre-refunded 8/01/11) - MBIA Insured
       2,375  Moreno Valley Unified School District, Riverside County,                  8/14 at 100.00          AAA       2,774,499
                 California, General Obligation Bonds, Series 2004A, 5.250%, 8/01/24
                 (Pre-refunded 8/01/14) - FSA Insured
       5,000  Puerto Rico Infrastructure Financing Authority, Special Obligation       10/10 at 101.00          AAA       5,324,900
                 Bonds, Series 2000A, 5.500%, 10/01/32
      12,565  San Bernardino County, California, GNMA Mortgage-Backed Securities          No Opt. Call          AAA      14,638,476
                 Program Single Family Home Mortgage Revenue Bonds,
                 Series 1989A, 7.750%, 11/01/14 (Alternative Minimum Tax) (ETM)
       3,000  San Francisco Airports Commission, California, Revenue Refunding          5/12 at 100.00       AA (4)       3,353,220
                 Bonds, San Francisco International Airport, Second
                 Series 2002, Issue 28B, 5.250%, 5/01/22 (Pre-refunded 5/01/12) -
                 MBIA Insured
       1,615  University of California, Certificates of Participation, San Diego        1/10 at 101.00          Aaa       1,692,310
                 and Sacramento Campus Projects, Series 2002A, 5.250%, 1/01/21
                 (Pre-refunded 1/01/10)
              University of California, Revenue Bonds, Multi-Purpose Projects,
              Series 2002O:
       5,265     5.000%, 9/01/18 (Pre-refunded 9/01/10) - FGIC Insured                  9/10 at 101.00       AA (4)       5,625,073
      10,255     5.000%, 9/01/19 (Pre-refunded 9/01/10) - FGIC Insured                  9/10 at 101.00       AA (4)      10,956,339
------------------------------------------------------------------------------------------------------------------------------------
     123,510  Total U.S. Guaranteed                                                                                     140,181,212
------------------------------------------------------------------------------------------------------------------------------------

              UTILITIES - 7.7% (4.9% OF TOTAL INVESTMENTS)

       3,695  Long Beach Bond Finance Authority, California, Natural Gas Purchase         No Opt. Call           A+       2,504,508
                 Revenue Bonds, Series 2007A, 5.000%, 11/15/35
         500  Los Angeles Department of Water and Power, California, Power System       7/15 at 100.00          AAA         490,735
                 Revenue Bonds, Series 2005, 5.000%, 7/01/31 - FSA Insured (UB)
              Merced Irrigation District, California, Electric System Revenue
              Bonds, Series 2005:
       1,235     5.125%, 9/01/31 - SYNCORA GTY Insured                                  9/15 at 100.00          N/R         883,544
       1,500     5.250%, 9/01/36 - SYNCORA GTY Insured                                  9/15 at 100.00          N/R       1,053,360
       5,000  Merced Irrigation District, California, Revenue Certificates of           9/13 at 102.00         Baa3       3,632,100
                 Participation, Electric System Project,
                 Series 2003, 5.700%, 9/01/36
       1,200  Sacramento Municipal Utility District, California, Electric Revenue         No Opt. Call          AA-       1,220,136
                 Bonds, Series 2004T, 5.250%, 5/15/23 - FGIC Insured
       2,410  Sacramento Municipal Utility District, California, Electric Revenue       8/12 at 100.00          AAA       2,473,841
                 Refunding Bonds, Series 2002Q, 5.250%, 8/15/21 - FSA Insured
       4,000  Southern California Public Power Authority, Revenue Bonds, Magnolia       7/13 at 100.00           A+       4,144,960
                 Power Project, Series 2003-1A, 5.000%, 7/01/20 - AMBAC Insured
       5,500  Southern California Public Power Authority, Revenue Bonds, Multiple         No Opt. Call          AA-       6,131,510
                 Projects, Series 1989, 6.750%, 7/01/11
------------------------------------------------------------------------------------------------------------------------------------
      25,040  Total Utilities                                                                                            22,534,694
------------------------------------------------------------------------------------------------------------------------------------

              WATER AND SEWER - 7.7% (4.9% OF TOTAL INVESTMENTS)

       5,525  California Statewide Community Development Authority, Water and          10/13 at 101.00          AAA       5,653,622
                 Wastewater Revenue Bonds, Pooled Financing Program,
                 Series 2004A, 5.250%, 10/01/24 - FSA Insured
       1,600  Eastern Municipal Water District, California, Water and Sewerage          7/18 at 100.00           AA       1,682,304
                 System Revenue Certificates of Participation,
                 Series 2008, Trust 3220, 13.936%, 7/01/35 (IF)
              Goleta Water District, California, Certificates of Participation
              Revenue Bonds, Series 2003:
       1,000     5.250%, 12/01/20 - MBIA Insured                                       12/13 at 100.00          AA-       1,054,220
       1,440     5.250%, 12/01/21 - MBIA Insured                                       12/13 at 100.00          AA-       1,497,600
       1,205     5.250%, 12/01/22 - MBIA Insured                                       12/13 at 100.00          AA-       1,254,465

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              WATER AND SEWER (continued)

$        850  Healdsburg Public Financing Authority, California, Wastewater             4/16 at 100.00          AA-  $      754,443
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured
       1,250  Indio Water Authority, California, Water Revenue Bonds, Series            4/16 at 100.00           A+       1,095,250
                 2006, 5.000%, 4/01/31 - AMBAC Insured
         500  Norco, California, Certificates of Participation Refunding, Water         4/09 at 102.00            A         469,670
                 and Sewerage System Improvement Project,
                 Series 1998, 5.125%, 10/01/28 - AMBAC Insured
       5,375  San Francisco City and County Public Utilities Commission,               11/12 at 100.00          AA-       5,666,863
                 California, Water Revenue Bonds,
                 Series 2002A, 5.000%, 11/01/19 - MBIA Insured
              Turlock Public Finance Authority, California, Sewerage Revenue
              Bonds, Series 2003A:
       1,565     5.000%, 9/15/19 - FGIC Insured                                         9/13 at 100.00           AA       1,630,808
       1,650     5.000%, 9/15/20 - FGIC Insured                                         9/13 at 100.00           AA       1,699,979
------------------------------------------------------------------------------------------------------------------------------------
      21,960  Total Water and Sewer                                                                                      22,459,224
------------------------------------------------------------------------------------------------------------------------------------
$    465,366  Total Long-Term Investments (cost $465,884,360) - 154.9%                                                  453,002,808
============------------------------------------------------------------------------------------------------------------------------

              SHORT-TERM INVESTMENTS - 3.1% (1.9% OF TOTAL INVESTMENTS)

$      9,000  California Health Facilities Financing Authority, Revenue Bonds,                               VMIG-1       9,000,000
                 Catholic Healthcare West, Variable Rate Demand Obligations,
                 Series 2008B, 0.440%, 7//01/25 (5)
============------------------------------------------------------------------------------------------------------------------------
              Total Short-Term Investments (cost $9,000,000)                                                              9,000,000
              ----------------------------------------------------------------------------------------------------------------------
              Total Investments (cost $474,884,360) - 158.0%                                                            462,002,808
              ----------------------------------------------------------------------------------------------------------------------
              Floating Rate Obligations - (3.4)%                                                                        (10,060,000)
              ----------------------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities - 1.8%                                                                        5,455,463
              ----------------------------------------------------------------------------------------------------------------------
              Preferred Shares, at Liquidation Value - (56.4)% (6)                                                     (165,025,000)
              ----------------------------------------------------------------------------------------------------------------------
              Net Assets Applicable to Common Shares - 100%                                                          $  292,373,271
              ======================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.7%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

| Statement of ASSETS & LIABILITIES February 28, 2009

                                                          CALIFORNIA         CALIFORNIA        CALIFORNIA           CALIFORNIA
                                                               VALUE   PERFORMANCE PLUS       OPPORTUNITY   INVESTMENT QUALITY
                                                                (NCA)              (NCP)             (NCO)                (NQC)
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $230,481,378,
   $270,743,082, $170,369,705,
   $289,071,514, $492,158,033
   and $474,884,360, respectively)                   $   221,709,908   $    255,144,223   $   162,729,830   $      273,736,797
Cash                                                         964,217             26,376         1,657,092                   --
Receivables:
   Interest                                                3,025,811          4,405,166         2,302,983            4,763,471
   Investments sold                                          535,321                 --                --                   --
Other assets                                                  11,650             21,018             3,856               23,574
-------------------------------------------------------------------------------------------------------------------------------
   Total assets                                          226,246,907        259,596,783       166,693,761          278,523,842
-------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Cash overdraft                                                    --                 --                --              925,399
Floating rate obligations                                  1,250,000          3,595,000         1,610,000            9,535,000
Payables:
   Common share dividends                                    857,243            648,582           432,422              733,679
   Preferred share dividends                                     N/A            348,595           145,945              351,316
Accrued expenses:
   Management fees                                           104,784            126,735            81,956              132,574
   Other                                                      86,257             79,683            41,882               85,100
-------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                       2,298,284          4,798,595         2,312,205           11,763,068
-------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                           N/A         91,175,000        58,900,000           94,925,000
-------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares               $   223,948,623   $    163,623,188   $   105,481,556   $      171,835,774
===============================================================================================================================
Common shares outstanding                                 25,253,681         12,951,242         8,161,648           13,580,232
===============================================================================================================================
Net asset value per Common share
   outstanding (net assets applicable
   to Common shares, divided by
   Common shares outstanding)                        $          8.87   $          12.63   $         12.92   $            12.65
===============================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share              $       252,537   $        129,512   $        81,616   $          135,802
Paid-in surplus                                          237,696,722        181,176,098       113,834,376          189,659,207
Undistributed (Over-distribution of)
   net investment income                                     597,876            644,434           476,349              665,502
Accumulated net realized gain (loss) from
   investments and derivative transactions                (5,827,042)        (2,727,997)       (1,270,910)          (3,290,020)
Net unrealized appreciation (depreciation)
   of investments                                         (8,771,470)       (15,598,859)       (7,639,875)         (15,334,717)
-------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares               $   223,948,623   $    163,623,188   $   105,481,556   $      171,835,774
===============================================================================================================================
Authorized shares:
   Common                                                250,000,000        200,000,000       200,000,000          200,000,000
   Preferred                                                     N/A          1,000,000         1,000,000            1,000,000
===============================================================================================================================

                                                          CALIFORNIA         CALIFORNIA
                                                      SELECT QUALITY     QUALITY INCOME
                                                                (NVC)              (NUC)
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $230,481,378,
   $270,743,082, $170,369,705,
   $289,071,514, $492,158,033
   and $474,884,360, respectively)                   $   463,896,000   $    462,002,808
Cash                                                              --                 --
Receivables:
   Interest                                                7,435,469          7,389,945
   Investments sold                                        2,040,000            240,000
Other assets                                                  38,450             38,935
----------------------------------------------------------------------------------------
   Total assets                                          473,409,919        469,671,688
----------------------------------------------------------------------------------------

LIABILITIES
Cash overdraft                                               262,684             48,168
Floating rate obligations                                 12,795,000         10,060,000
Payables:
   Common share dividends                                  1,239,544          1,211,322
   Preferred share dividends                                 609,627            592,126
Accrued expenses:
   Management fees                                           224,219            224,190
   Other                                                     110,025            137,611
----------------------------------------------------------------------------------------
   Total liabilities                                      15,241,099         12,273,417
----------------------------------------------------------------------------------------
Preferred shares, at liquidation value                   164,150,000        165,025,000
----------------------------------------------------------------------------------------
Net assets applicable to Common shares               $   294,018,820   $    292,373,271
========================================================================================
Common shares outstanding                                 23,109,670         22,002,190
========================================================================================
Net asset value per Common share
   outstanding (net assets applicable
   to Common shares, divided by
   Common shares outstanding)                        $         12.72   $          13.29
========================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
----------------------------------------------------------------------------------------
Common shares, $.01 par value per share              $       231,097   $        220,022
Paid-in surplus                                          322,352,311        306,607,805
Undistributed (Over-distribution of)
   net investment income                                   1,253,610            910,345
Accumulated net realized gain (loss) from
   investments and derivative transactions                (1,556,165)        (2,483,349)
Net unrealized appreciation (depreciation)
   of investments                                        (28,262,033)       (12,881,552)
----------------------------------------------------------------------------------------
Net assets applicable to Common shares               $   294,018,820   $    292,373,271
========================================================================================
Authorized shares:
   Common                                                200,000,000        200,000,000
   Preferred                                               1,000,000          1,000,000
========================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

| Statement of OPERATIONS

                                                             CALIFORNIA VALUE (NCA)         CALIFORNIA PERFORMANCE PLUS (NCP)
                                                     ----------------------------------   -------------------------------------
                                                          SIX MONTHS                           SIX MONTHS
                                                               ENDED         YEAR ENDED             ENDED           YEAR ENDED
                                                             2/28/09            8/31/08           2/28/09              8/31/08
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                    $     6,673,784   $     13,447,961   $     7,264,320   $       15,267,277
-------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                              658,250          1,383,651           824,239            1,848,883
Preferred shares - auction fees                                  N/A                N/A           122,287              264,975
Preferred shares - dividend
   disbursing agent fees                                         N/A                N/A            14,868               30,000
Shareholders' servicing agent fees
   and expenses                                               13,322             32,363             7,312               19,101
Interest expense on floating rate obligations                 21,772            116,513            48,019              137,462
Custodian's fees and expenses                                 32,390             76,916            19,885               79,346
Directors' fees and expenses                                   2,606              5,730               915                9,208
Professional fees                                             17,231             19,919            20,868               29,610
Shareholders' reports - printing
   and mailing expenses                                       26,725             45,391            19,679               37,322
Stock exchange listing fees                                    4,564              9,367             4,564                9,367
Investor relations expense                                    17,799             28,308            17,397               28,529
Other expenses                                                 5,522             10,214            15,595               29,916
-------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                   800,181          1,728,372         1,115,628            2,523,719
   Custodian fee credit                                       (1,848)           (23,941)          (18,168)             (20,349)
-------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                 798,333          1,704,431         1,097,460            2,503,370
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                      5,875,451         11,743,530         6,166,860           12,763,907
-------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                            (5,670,030)         1,595,437        (2,747,246)           1,252,724
   Forward swaps                                                  --          1,544,426                --              481,957
Change in net unrealized appreciation
(depreciation) of:
   Investments                                           (12,226,342)        (6,882,534)      (16,103,772)          (8,379,980)
   Forward swaps                                                  --           (642,663)               --             (146,052)
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                  (17,896,372)        (4,385,334)      (18,851,018)          (6,791,351)
-------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                       N/A                N/A        (1,519,501)          (3,265,290)
From accumulated net realized gains                              N/A                N/A          (329,805)            (348,912)
-------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Preferred shareholders                                     N/A                N/A        (1,849,306)          (3,614,202)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                   $   (12,020,921)  $      7,358,196   $   (14,533,464)  $        2,358,354
==============================================================================================================================

                                                        CALIFORNIA OPPORTUNITY (NCO)
                                                     -----------------------------------
                                                          SIX MONTHS
                                                               ENDED         YEAR ENDED
                                                             2/28/09            8/31/08
----------------------------------------------------------------------------------------
INVESTMENT INCOME                                    $     4,842,013   $      9,863,381
----------------------------------------------------------------------------------------
EXPENSES
Management fees                                              541,637          1,188,601
Preferred shares - auction fees                               82,404            170,000
Preferred shares - dividend
   disbursing agent fees                                       9,918             20,000
Shareholders' servicing agent fees
   and expenses                                                4,540             12,221
Interest expense on floating rate obligations                 22,685            103,449
Custodian's fees and expenses                                 14,976             56,859
Directors' fees and expenses                                   2,175              4,283
Professional fees                                             16,401             22,769
Shareholders' reports - printing
   and mailing expenses                                       15,294             24,550
Stock exchange listing fees                                    4,583              9,396
Investor relations expense                                    11,378             18,320
Other expenses                                                31,248              7,623
----------------------------------------------------------------------------------------
Total expenses before custodian fee credit                   757,239          1,638,071
   Custodian fee credit                                      (12,024)           (12,310)
----------------------------------------------------------------------------------------
Net expenses                                                 745,215          1,625,761
----------------------------------------------------------------------------------------
Net investment income                                      4,096,798          8,237,620
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                            (1,281,316)           240,166
   Forward swaps                                                  --            319,511
Change in net unrealized appreciation
(depreciation) of:
   Investments                                            (9,841,190)        (4,808,766)
   Forward swaps                                                  --              1,358
----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                  (11,122,506)        (4,247,731)
----------------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                (1,003,786)        (2,153,159)
From accumulated net realized gains                         (140,553)          (215,479)
----------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Preferred shareholders                              (1,144,339)        (2,368,638)
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                   $    (8,170,047)  $      1,621,251
========================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

| Statement of OPERATIONS (continued)

                                                     CALIFORNIA INVESTMENT QUALITY (NQC)     CALIFORNIA SELECT QUALITY (NVC)
                                                     ----------------------------------   -------------------------------------
                                                          SIX MONTHS                           SIX MONTHS
                                                               ENDED         YEAR ENDED             ENDED           YEAR ENDED
                                                             2/28/09            8/31/08           2/28/09              8/31/08
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                    $     7,849,675   $     16,327,959   $    13,565,509   $       27,912,079
-------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                              840,358          1,950,563         1,436,997            3,285,608
Preferred shares - auction fees                              117,681            279,908           208,947              479,646
Preferred shares - dividend
   disbursing agent fees                                       9,918             20,000            14,870               30,000
Shareholders' servicing agent fees
   and expenses                                                6,825             17,984             9,161               24,545
Interest expense on floating rate obligations                148,478            291,576           163,860              340,053
Custodian's fees and expenses                                 27,882             79,272            36,686              127,877
Directors' fees and expenses                                   3,350              6,851             5,654               12,672
Professional fees                                             21,609             27,254            28,151               28,662
Shareholders' reports - printing
   and mailing expenses                                       22,902             37,298            33,990               52,568
Stock exchange listing fees                                    4,564              9,367             4,564                9,367
Investor relations expense                                    18,072             30,074            29,748               49,277
Other expenses                                                15,821             30,507            18,807               36,917
-------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                 1,237,460          2,780,654         1,991,435            4,477,192
   Custodian fee credit                                       (9,295)           (15,904)          (30,562)             (32,565)
-------------------------------------------------------------------------------------------------------------------------------
Net expenses                                               1,228,165          2,764,750         1,960,873            4,444,627
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                      6,621,510         13,563,209        11,604,636           23,467,452
-------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                            (3,826,201)         1,706,500        (2,374,000)           2,014,812
   Forward swaps                                                  --          1,916,826                --            3,564,177
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                           (16,483,350)        (9,296,655)      (30,264,282)         (14,542,844)
   Forward swaps                                                  --           (579,016)               --           (1,075,627)
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                  (20,309,551)        (6,252,345)      (32,638,282)         (10,039,482)
-------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                (1,461,245)        (3,599,218)       (2,594,564)          (5,994,043)
From accumulated net realized gains                         (332,447)           (59,134)         (589,101)            (410,088)
-------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Preferred shareholders                              (1,793,692)        (3,658,352)       (3,183,665)          (6,404,131)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                   $   (15,481,733)  $      3,652,512   $         24,21)  $        7,023,839
==============================================================================================================================

                                                       CALIFORNIA QUALITY INCOME (NUC)
----------------------------------------------------------------------------------------
                                                          SIX MONTHS
                                                               ENDED        YEAR ENDED
                                                             2/28/09           8/31/08
----------------------------------------------------------------------------------------
INVESTMENT INCOME                                    $    13,358,676   $     27,298,003
----------------------------------------------------------------------------------------
EXPENSES
Management fees                                            1,420,892          3,189,721
Preferred shares - auction fees                              204,586            462,279
Preferred shares - dividend
   disbursing agent fees                                      14,877             30,000
Shareholders' servicing agent fees
   and expenses                                                8,452             20,911
Interest expense on floating rate obligations                142,989            335,404
Custodian's fees and expenses                                 42,848            151,698
Directors' fees and expenses                                   6,074             11,543
Professional fees                                             29,933             38,110
Shareholders' reports - printing
   and mailing expenses                                       32,939             53,256
Stock exchange listing fees                                    4,599              9,414
Investor relations expense                                    29,110             48,039
Other expenses                                                17,821             44,495
----------------------------------------------------------------------------------------
Total expenses before custodian fee credit                 1,955,120          4,394,870
   Custodian fee credit                                      (24,231)           (22,896)
----------------------------------------------------------------------------------------
Net expenses                                               1,930,889          4,371,974
----------------------------------------------------------------------------------------
Net investment income                                     11,427,787         22,926,029
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                            (3,266,270)         1,242,906
   Forward swaps                                                  --          3,851,151
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                           (25,106,877)        (9,075,658)
   Forward swaps                                                  --         (1,162,220)
----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                  (28,373,147)        (5,143,821)
----------------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                (2,539,390)        (6,363,248)
From accumulated net realized gains                         (559,269)                --
----------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Preferred shareholders                              (3,098,659)        (6,363,248)
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                   $   (20,044,019)  $     11,418,960
========================================================================================

                                 See accompanying notes to financial statements.

| Statement of CHANGES in NET ASSETS

                                                                      CALIFORNIA VALUE (NCA)
                                                     -----------------------------------------------------
                                                          SIX MONTHS
                                                               ENDED         YEAR ENDED        YEAR ENDED
                                                             2/28/09            8/31/08           8/31/07
----------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                $     5,875,451   $     11,743,530   $    11,458,806
Net realized gain (loss) from:
   Investments                                            (5,670,030)         1,595,437           285,881
   Forward swaps                                                  --          1,544,426           116,800
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                           (12,226,342)        (6,882,534)       (6,426,708)
   Forward swaps                                                  --           (642,663)          (56,964)
Distributions to Preferred Shareholders:
   From net investment income                                    N/A                N/A               N/A
   From accumulated net realized gains                           N/A                N/A               N/A
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                       (12,020,921)         7,358,196         5,377,815
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                (5,757,840)       (11,057,213)      (11,512,039)
From accumulated net realized gains                       (3,257,725)          (451,828)         (712,571)
Decrease in net assets applicable
   to Common shares from
   distributions to Common
   shareholders                                           (9,015,565)       (11,509,041)      (12,224,610)
----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares
   issued to shareholders due to
   reinvestment of distributions                                  --            114,284                --
   Repurchased                                                    --                 --                --
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                                     --            114,284                --
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                           (21,036,486)        (4,036,561)       (6,846,795)
Net assets applicable to Common
   shares at the beginning of period                     244,985,109        249,021,670       255,868,465
----------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                       $   223,948,623   $    244,985,109   $   249,021,670
==========================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end
   of period                                         $       597,876   $        488,787   $      (189,797)
==========================================================================================================

                                                                CALIFORNIA PERFORMANCE PLUS (NCP)
                                                     -----------------------------------------------------
                                                          SIX MONTHS
                                                               ENDED         YEAR ENDED        YEAR ENDED
                                                             2/28/09            8/31/08           8/31/07
----------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                $     6,166,860   $     12,763,907   $    12,506,724
Net realized gain (loss) from:
   Investments                                            (2,747,246)         1,252,724           707,835
   Forward swaps                                                  --            481,957           731,300
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                           (16,103,772)        (8,379,980)       (8,786,247)
   Forward swaps                                                  --           (146,052)         (556,393)
Distributions to Preferred Shareholders:
   From net investment income                             (1,519,501)        (3,265,290)       (3,344,706)
   From accumulated net realized gains                      (329,805)          (348,912)         (208,558)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                       (14,533,464)         2,358,354         1,049,955
----------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                (4,512,080)        (8,917,838)       (9,259,482)
From accumulated net realized gains                       (1,128,020)          (963,355)         (683,961)
----------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Common
   shareholders                                           (5,640,100)        (9,881,193)       (9,943,443)
----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares
   issued to shareholders due to
   reinvestment of distributions                                  --                 --                --
   Repurchased                                              (146,188)                --                --
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                               (146,188)                --                --
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                           (20,319,752)        (7,522,839)       (8,893,488)
Net assets applicable to Common
   shares at the beginning of period                     183,942,940        191,465,779       200,359,267
----------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                       $   163,623,188   $    183,942,940   $   191,465,779
==========================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end
   of period                                         $       644,434   $        511,590   $       (42,624)
==========================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

| Statement of CHANGES in NET ASSETS (continued)

                                                                   CALIFORNIA OPPORTUNITY (NCO)
                                                     -----------------------------------------------------
                                                          SIX MONTHS
                                                               ENDED         YEAR ENDED        YEAR ENDED
                                                             2/28/09            8/31/08           8/31/07
----------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                $     4,096,798   $      8,237,620   $     8,093,150
Net realized gain (loss) from:
   Investments                                            (1,281,316)           240,166         1,377,217
   Forward swaps                                                  --            319,511           (85,714)
Change in net unrealized appreciation
(depreciation) of:
   Investments                                            (9,841,190)        (4,808,766)       (6,864,917)
   Forward swaps                                                  --              1,358            (1,358)
Distributions to Preferred Shareholders:
   From net investment income                             (1,003,786)        (2,153,159)       (2,275,505)
   From accumulated net realized gains                      (140,553)          (215,479)               --
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                        (8,170,047)         1,621,251           242,873
----------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                (2,867,056)        (5,776,585)       (6,489,586)
From accumulated net realized gains                         (379,007)          (607,718)               --
----------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Common
   shareholders                                           (3,246,063)        (6,384,303)       (6,489,586)
----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares
   issued to shareholders due to
   reinvestment of distributions                                  --                 --           182,321
   Repurchased                                               (66,830)                --                --
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                                (66,830)                --           182,321
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                           (11,482,940)        (4,763,052)       (6,064,392)
Net assets applicable to Common
   shares at the beginning of period                     116,964,496        121,727,548       127,791,940
----------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                       $   105,481,556   $    116,964,496   $   121,727,548
==========================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end
   of period                                         $       476,349   $        233,032   $       (57,947)
==========================================================================================================

                                                               CALIFORNIA INVESTMENT QUALITY (NQC)
                                                     -----------------------------------------------------
                                                          SIX MONTHS
                                                               ENDED         YEAR ENDED        YEAR ENDED
                                                             2/28/09            8/31/08           8/31/07
----------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                $     6,621,510   $     13,563,209   $    13,162,184
Net realized gain (loss) from:
   Investments                                            (3,826,201)         1,706,500            14,246
   Forward swaps                                                  --          1,916,826            55,300
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                           (16,483,350)        (9,296,655)       (8,137,893)
   Forward swaps                                                  --           (579,016)         (117,109)
Distributions to Preferred Shareholders:
   From net investment income                             (1,461,245)        (3,599,218)       (3,463,790)
   From accumulated net realized gains                      (332,447)           (59,134)         (261,799)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                       (15,481,733)         3,652,512         1,251,139
----------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                (4,929,626)        (9,784,557)       (9,533,321)
From accumulated net realized gains                       (2,524,565)          (162,963)         (893,572)
----------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Common
   shareholders                                           (7,454,191)        (9,947,520)      (10,426,893)
----------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares
   issued to shareholders due to
   reinvestment of distributions                                  --                 --                --
   Repurchased                                                    --                 --                --
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                                     --                 --                --
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                           (22,935,924)        (6,295,008)       (9,175,754)
Net assets applicable to Common
   shares at the beginning of period                     194,771,698        201,066,706       210,242,460
----------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                       $   171,835,774   $    194,771,698   $   201,066,706
==========================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end
   of period                                         $       665,502   $        435,127   $       204,202
==========================================================================================================

                                 See accompanying notes to financial statements.

                                                                  CALIFORNIA SELECT QUALITY (NVC)
                                                     -----------------------------------------------------
                                                          SIX MONTHS
                                                               ENDED         YEAR ENDED        YEAR ENDED
                                                             2/28/09            8/31/08           8/31/07
----------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                $    11,604,636    $    23,467,452    $    22,553,630
Net realized gain (loss) from:
   Investments                                            (2,374,000)         2,014,812            607,991
   Forward swaps                                                  --          3,564,177            802,400
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                           (30,264,282)       (14,542,844)       (15,805,336)
   Forward swaps                                                  --         (1,075,627)          (424,362)
Distributions to Preferred Shareholders:
   From net investment income                             (2,594,564)        (5,994,043)        (6,274,053)
   From accumulated net realized gains                      (589,101)          (410,088)          (290,571)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                       (24,217,311)         7,023,839          1,169,699
----------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                (8,396,144)       (16,098,392)       (17,364,648)
From accumulated net realized gains                       (4,082,422)        (1,112,547)        (1,062,552)
----------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Common
   shareholders                                          (12,478,566)       (17,210,939)       (18,427,200)
----------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares
   issued to shareholders due to
   reinvestment of distributions                                  --                 --            228,521
   Repurchased                                              (200,163)                --                 --
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                               (200,163)                --            228,521
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                           (36,896,040)       (10,187,100)       (17,028,980)
Net assets applicable to Common
   shares at the beginning of period                     330,914,860        341,101,960        358,130,940
----------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                       $   294,018,820    $   330,914,860    $   341,101,960
==========================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end
   of period                                         $     1,253,610    $       640,817    $      (697,633)
==========================================================================================================

                                                                 CALIFORNIA QUALITY INCOME (NUC)
                                                     -----------------------------------------------------
                                                          SIX MONTHS
                                                               ENDED         YEAR ENDED        YEAR ENDED
                                                             2/28/09            8/31/08           8/31/07
----------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                $    11,427,787    $    22,926,029    $    22,166,977
Net realized gain (loss) from:
   Investments                                            (3,266,270)         1,242,906            (86,120)
   Forward swaps                                                  --          3,851,151            (35,100)
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                           (25,106,877)        (9,075,658)       (12,873,328)
   Forward swaps                                                  --         (1,162,220)           (28,727)
Distributions to Preferred Shareholders:
   From net investment income                             (2,539,390)        (6,363,248)        (6,134,827)
   From accumulated net realized gains                      (559,269)                --           (175,677)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                       (20,044,019)        11,418,960          2,833,198
----------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                (8,125,415)       (15,821,435)       (16,895,802)
From accumulated net realized gains                       (3,624,507)                --           (592,043)
----------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Common
   shareholders                                          (11,749,922)       (15,821,435)       (17,487,845)
----------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares
   issued to shareholders due to
   reinvestment of distributions                                  --                 --            315,124
   Repurchased                                              (186,501)                --                 --
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                               (186,501)                --            315,124
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                           (31,980,442)        (4,402,475)       (14,339,523)
Net assets applicable to Common
   shares at the beginning of period                     324,353,713        328,756,188        343,095,711
----------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                       $   292,373,271    $   324,353,713    $   328,756,188
==========================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end
   of period                                         $       910,345    $       156,979    $      (525,730)
==========================================================================================================

                                 See accompanying notes to financial statements.

| Notes to FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen California Municipal Value Fund, Inc. (NCA), Nuveen California Performance Plus Municipal Fund, Inc. (NCP), Nuveen California Municipal Market Opportunity Fund, Inc. (NCO), Nuveen California Investment Quality Municipal Fund, Inc. (NQC), Nuveen California Select Quality Municipal Fund, Inc. (NVC) and Nuveen California Quality Income Municipal Fund, Inc. (NUC) (collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and California state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories.

During the current fiscal period, the Board of Directors of the Funds approved a change in the Funds' fiscal and tax years end from August 31 to February 28/29.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Directors of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At February 28, 2009, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Preferred Shares

California Value (NCA) is not authorized to issue Preferred shares. The Funds below have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of February 28, 2009, the number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                       CALIFORNIA               CALIFORNIA  CALIFORNIA  CALIFORNIA
                                      PERFORMANCE   CALIFORNIA  INVESTMENT      SELECT     QUALITY
                                             PLUS  OPPORTUNITY     QUALITY     QUALITY      INCOME
                                             (NCP)        (NCO)       (NQC)       (NVC)       (NUC)
--------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                    --           --       3,051          --       1,249
   Series T                                 1,548           --          --       2,051          --
   Series W                                   551        1,905         746       1,437       2,676
   Series TH                                   --           --          --       3,078          --
   Series F                                 1,548          451          --          --       2,676
--------------------------------------------------------------------------------------------------
Total                                       3,647        2,356       3,797       6,566       6,601
==================================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

These developments generally do not affect the management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower than they otherwise would have been.

| Notes to FINANCIAL STATEMENTS (continued)

As of February 28, 2009, California Performance Plus (NCP), California Opportunity (NCO), California Investment Quality (NQC), California Select Quality (NVC) and California Quality Income (NUC) redeemed $14,825,000, $9,100,000, $17,075,000, $27,850,000 and $19,975,000 of their outstanding
Preferred shares, respectively, at liquidation value. There were no Preferred share redemptions in any of the other Funds.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No.
140) "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities." In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in "Investment Income" the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is recognized as a "Interest expense on floating rate obligations" on the Statement of Operations.

During the six months ended February 28, 2009, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At February 28, 2009, none of the Funds were invested in any externally-deposited Recourse Trusts.

                                                            CALIFORNIA                   CALIFORNIA     CALIFORNIA     CALIFORNIA
                                             CALIFORNIA    PERFORMANCE    CALIFORNIA     INVESTMENT         SELECT        QUALITY
                                                  VALUE           PLUS   OPPORTUNITY        QUALITY        QUALITY         INCOME
                                                   (NCA)          (NCP)         (NCO)          (NQC)          (NVC)          (NUC)
----------------------------------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts         $        --   $         --   $        --   $         --   $         --   $         --
==================================================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended February 28, 2009, were as follows:

                                                            CALIFORNIA                   CALIFORNIA     CALIFORNIA     CALIFORNIA
                                             CALIFORNIA    PERFORMANCE    CALIFORNIA     INVESTMENT         SELECT        QUALITY
                                                  VALUE           PLUS   OPPORTUNITY        QUALITY        QUALITY         INCOME
                                                   (NCA)          (NCP)         (NCO)          (NQC)          (NVC)          (NUC)
----------------------------------------------------------------------------------------------------------------------------------
Average floating rate obligations           $ 1,778,276   $  4,129,994   $ 1,961,646   $ 12,290,110   $ 14,165,818   $ 11,857,370
Average annual interest rate and fees              2.47%          2.34%         2.33%          2.44%          2.33%          2.43%
==================================================================================================================================

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. None of the Funds invested in forward interest rate swap transactions during the six months ended February 28, 2009.

Market and Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk). Similar to credit risk, each Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage credit risk by entering into agreements only with counterparties Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments Inc. ("Nuveen") believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

| Notes to FINANCIAL STATEMENTS (continued)

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) "Fair Value Measurements." SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

      Level 1 - Quoted prices in active markets for identical securities.

      Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

      Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund's fair value measurements as of February 28, 2009:

CALIFORNIA VALUE (NCA)                                       LEVEL 1            LEVEL 2            LEVEL 3              TOTAL
-----------------------------------------------------------------------------------------------------------------------------
Investments                                          $            --    $   221,709,908    $            --    $   221,709,908
=============================================================================================================================

CALIFORNIA PERFORMANCE PLUS (NCP)                            LEVEL 1            LEVEL 2            LEVEL 3              TOTAL
-----------------------------------------------------------------------------------------------------------------------------
Investments                                          $            --    $   255,144,223    $            --    $   255,144,223
=============================================================================================================================

CALIFORNIA OPPORTUNITY (NCO)                                 LEVEL 1            LEVEL 2            LEVEL 3              TOTAL
-----------------------------------------------------------------------------------------------------------------------------
Investments                                          $            --    $   162,729,830    $            --    $   162,729,830
=============================================================================================================================

CALIFORNIA INVESTMENT QUALITY (NQC)                          LEVEL 1            LEVEL 2            LEVEL 3              TOTAL
-----------------------------------------------------------------------------------------------------------------------------
Investments                                          $            --    $   273,736,797    $            --    $   273,736,797
=============================================================================================================================

CALIFORNIA SELECT QUALITY (NVC)                              LEVEL 1            LEVEL 2            LEVEL 3              TOTAL
-----------------------------------------------------------------------------------------------------------------------------
Investments                                          $            --    $   463,896,000    $            --    $   463,896,000
=============================================================================================================================

CALIFORNIA QUALITY INCOME (NUC)                              LEVEL 1            LEVEL 2            LEVEL 3              TOTAL
-----------------------------------------------------------------------------------------------------------------------------
Investments                                          $            --    $   462,002,808    $            --    $   462,002,808
=============================================================================================================================

3. FUND SHARES

Common Shares On

July 30, 2008, the Funds' Board of Directors approved an open market share repurchase program under which each Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common shares.

Transactions in Common shares were as follows:

                                             CALIFORNIA VALUE (NCA)            CALIFORNIA PERFORMANCE PLUS (NCP)
                                      ------------------------------------   ------------------------------------
                                      SIX MONTHS                             SIX MONTHS
                                           ENDED   YEAR ENDED   YEAR ENDED        ENDED   YEAR ENDED   YEAR ENDED
                                         2/28/09      8/31/08      8/31/07      2/28/09      8/31/08      8/31/07
-----------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to
   reinvestment of distributions              --       11,873           --           --           --           --
   Repurchased                                --           --           --      (14,500)          --           --
-----------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased                --           --           --   $    10.06           --           --
   Discount per share repurchased             --           --           --        20.96%          --           --
=================================================================================================================

                                           CALIFORNIA OPPORTUNITY (NCO)       CALIFORNIA INVESTMENT QUALITY (NQC)
                                      ------------------------------------   ------------------------------------
                                      SIX MONTHS                             SIX MONTHS
                                           ENDED   YEAR ENDED   YEAR ENDED        ENDED   YEAR ENDED   YEAR ENDED
                                         2/28/09      8/31/08      8/31/07      2/28/09      8/31/08      8/31/07
-----------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to
   reinvestment of distributions              --           --       11,448           --           --           --
   Repurchased                            (6,600)          --           --           --           --           --
-----------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased        $    10.11           --           --           --           --           --
   Discount per share repurchased          22.69%          --           --           --           --           --
=================================================================================================================

                                         CALIFORNIA SELECT QUALITY (NVC)        CALIFORNIA QUALITY INCOME (NUC)
                                      ------------------------------------   ------------------------------------
                                      SIX MONTHS                             SIX MONTHS
                                           ENDED   YEAR ENDED   YEAR ENDED        ENDED   YEAR ENDED   YEAR ENDED
                                         2/28/09      8/31/08      8/31/07      2/28/09      8/31/08      8/31/07
-----------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to
   reinvestment of distributions              --           --       15,014           --           --       20,362
   Repurchased                           (20,200)          --           --      (17,900)          --           --
-----------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased        $     9.89           --           --   $    10.40           --           --
   Discount per share repurchased          22.81%          --           --        22.38%          --           --
=================================================================================================================

| Notes to FINANCIAL STATEMENTS (continued)

Preferred Shares

California Value (NCA) is not authorized to issue Preferred shares. Transactions in Preferred shares were as follows:

                                                    CALIFORNIA PERFORMANCE PLUS (NCP)
                                 -----------------------------------------------------------------------
                                      SIX MONTHS
                                         ENDED                  YEAR ENDED               YEAR ENDED
                                        2/28/09                   8/31/08                 8/31/07
                                 -----------------------------------------------------------------------
                                 SHARES           AMOUNT   SHARES           AMOUNT   SHARES       AMOUNT
--------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series T                         149   $    3,725,000      103   $    2,575,000       --   $       --
   Series W                          52        1,300,000       37          925,000       --           --
   Series F                         149        3,725,000      103        2,575,000       --           --
--------------------------------------------------------------------------------------------------------
Total                               350   $    8,750,000      243   $    6,075,000       --   $       --
========================================================================================================

                                                      CALIFORNIA OPPORTUNITY (NCO)
                                 -----------------------------------------------------------------------
                                      SIX MONTHS
                                         ENDED                  YEAR ENDED               YEAR ENDED
                                        2/28/09                   8/31/08                 8/31/07
                                 -----------------------------------------------------------------------
                                 SHARES           AMOUNT   SHARES           AMOUNT   SHARES       AMOUNT
--------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series W                         295   $    7,375,000       --   $           --       --   $       --
   Series F                          69        1,725,000       --               --       --           --
--------------------------------------------------------------------------------------------------------
Total                               364   $    9,100,000       --   $           --       --   $       --
========================================================================================================

                                                 CALIFORNIA INVESTMENT QUALITY (NQC)
                                 -----------------------------------------------------------------------
                                      SIX MONTHS
                                         ENDED                  YEAR ENDED               YEAR ENDED
                                        2/28/09                   8/31/08                 8/31/07
                                 -----------------------------------------------------------------------
                                 SHARES           AMOUNT   SHARES           AMOUNT   SHARES       AMOUNT
--------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series M                          --   $           --      549   $   13,725,000       --   $       --
   Series W                          --               --      134        3,350,000       --           --
--------------------------------------------------------------------------------------------------------
Total                                --   $           --      683   $   17,075,000       --   $       --
========================================================================================================

                                                    CALIFORNIA SELECT QUALITY (NVC)
                                 -----------------------------------------------------------------------
                                      SIX MONTHS
                                         ENDED                  YEAR ENDED               YEAR ENDED
                                        2/28/09                   8/31/08                 8/31/07
                                 -----------------------------------------------------------------------
                                 SHARES           AMOUNT   SHARES           AMOUNT   SHARES       AMOUNT
--------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series T                          65   $    1,625,000      284   $  7,100,000         --   $       --
   Series W                          44        1,100,000      199      4,975,000         --           --
   Series TH                         96        2,400,000      426     10,650,000         --           --
--------------------------------------------------------------------------------------------------------
Total                               205   $    5,125,000      909   $ 22,725,000         --   $       --
========================================================================================================

                                                    CALIFORNIA QUALITY INCOME (NUC)
                                 -----------------------------------------------------------------------
                                      SIX MONTHS
                                         ENDED                  YEAR ENDED               YEAR ENDED
                                        2/28/09                   8/31/08                 8/31/07
                                 -----------------------------------------------------------------------
                                 SHARES           AMOUNT   SHARES           AMOUNT   SHARES       AMOUNT
--------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series M                          --   $           --      151   $    3,775,000       --   $       --
   Series W                          --               --      324        8,100,000       --           --
   Series F                          --               --      324        8,100,000       --           --
--------------------------------------------------------------------------------------------------------
Total                                --   $           --      799   $   19,975,000       --   $       --
========================================================================================================

4. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended February 28, 2009, were as follows:

                                                    CALIFORNIA                     CALIFORNIA      CALIFORNIA     CALIFORNIA
                                    CALIFORNIA     PERFORMANCE      CALIFORNIA     INVESTMENT          SELECT        QUALITY
                                         VALUE            PLUS     OPPORTUNITY        QUALITY         QUALITY         INCOME
                                          (NCA)           (NCP)           (NCO)          (NQC)           (NVC)          (NUC)
-----------------------------------------------------------------------------------------------------------------------------
Purchases                        $  27,894,481   $  14,102,778   $   7,206,022   $ 17,126,666   $  28,051,804   $ 25,644,602
Sales and maturities                40,934,417      24,639,034      15,558,359     26,988,903      39,631,814     45,557,733
=============================================================================================================================

5. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At February 28, 2009, the cost of investments was as follows:

                                                      CALIFORNIA                     CALIFORNIA      CALIFORNIA     CALIFORNIA
                                      CALIFORNIA     PERFORMANCE      CALIFORNIA     INVESTMENT          SELECT        QUALITY
                                           VALUE            PLUS     OPPORTUNITY        QUALITY         QUALITY         INCOME
                                            (NCA)           (NCP)           (NCO)          (NQC)           (NVC)          (NUC)
-------------------------------------------------------------------------------------------------------------------------------
Cost of investments                $ 229,300,067   $ 267,031,940   $ 168,698,711   $279,450,567   $ 479,374,736   $464,907,948
===============================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 2009, were as follows:

                                                      CALIFORNIA                     CALIFORNIA      CALIFORNIA     CALIFORNIA
                                      CALIFORNIA     PERFORMANCE      CALIFORNIA     INVESTMENT          SELECT        QUALITY
                                           VALUE            PLUS     OPPORTUNITY        QUALITY         QUALITY         INCOME
                                            (NCA)           (NCP)           (NCO)          (NQC)           (NVC)          (NUC)
-------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                    $  11,013,769   $   6,180,884   $   6,533,339   $  8,883,614   $  15,620,297   $ 21,427,946
   Depreciation                      (19,853,940)    (21,667,496)    (14,117,846)   (24,131,411)    (43,874,635)   (34,393,162)
-------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments   $  (8,840,171)  $ (15,486,612)  $  (7,584,507)  $(15,247,797)  $ (28,254,338)  $(12,965,216)
===============================================================================================================================

| Notes to FINANCIAL STATEMENTS (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 28, 2009, the Funds' tax year end, were as follows:

                                                           CALIFORNIA                      CALIFORNIA     CALIFORNIA     CALIFORNIA
                                           CALIFORNIA     PERFORMANCE      CALIFORNIA      INVESTMENT         SELECT        QUALITY
                                                VALUE            PLUS     OPPORTUNITY         QUALITY        QUALITY         INCOME
                                                 (NCA)           (NCP)           (NCO)           (NQC)          (NVC)          (NUC)
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *  $    1,462,541  $    1,568,569  $    1,055,091  $    1,688,789  $   3,149,553  $   2,816,621
Undistributed net ordinary income **               --              --              --          83,341        531,361        360,260
Undistributed net long-term capital
   gains                                           --          81,057              --         515,283        390,678        539,793
====================================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 3, 2009, paid on March 2, 2009.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the six months ended February 28, 2009, and during the tax years ended August 31, 2008 and August 31, 2007, was designated for purposes of the dividends paid deduction as follows:

                                                            CALIFORNIA                     CALIFORNIA     CALIFORNIA     CALIFORNIA
                                            CALIFORNIA     PERFORMANCE      CALIFORNIA     INVESTMENT         SELECT        QUALITY
                                                 VALUE            PLUS     OPPORTUNITY        QUALITY        QUALITY         INCOME
SIX MONTHS ENDED FEBRUARY 28, 2009                (NCA)           (NCP)           (NCO)          (NQC)          (NVC)          (NUC)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from tax-exempt income*** $    5,718,780  $    5,707,942  $    3,739,785  $   6,056,724  $  10,375,312  $  10,102,216
Distributions from ordinary income **        1,467,618              --         136,923        395,027      2,686,610      1,677,624
Distributions from net long-term
   capital gains****                         1,791,287       1,457,825         382,913      2,461,985      1,984,913      2,506,152
====================================================================================================================================

                                                            CALIFORNIA                     CALIFORNIA     CALIFORNIA     CALIFORNIA
                                            CALIFORNIA     PERFORMANCE      CALIFORNIA     INVESTMENT         SELECT        QUALITY
                                                 VALUE            PLUS     OPPORTUNITY        QUALITY        QUALITY         INCOME
2008                                              (NCA)           (NCP)           (NCO)          (NQC)          (NVC)          (NUC)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt
   income                               $   11,056,779  $   12,093,815  $    7,788,970  $  13,039,199  $  22,149,317  $  22,202,204
Distributions from net ordinary
   income **                                        --         120,294         156,931        564,093             --         44,856
Distributions from net long-term
   capital gains                               451,828       1,312,267         823,197             --      1,522,635             --
====================================================================================================================================

                                                            CALIFORNIA                     CALIFORNIA     CALIFORNIA     CALIFORNIA
                                            CALIFORNIA     PERFORMANCE      CALIFORNIA     INVESTMENT         SELECT        QUALITY
                                                 VALUE            PLUS     OPPORTUNITY        QUALITY        QUALITY         INCOME
2007                                              (NCA)           (NCP)           (NCO)          (NQC)          (NVC)          (NUC)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt
   income                               $   11,560,751  $   12,586,202  $    8,568,752  $  13,020,096  $  23,676,926  $  22,977,178
Distributions from net ordinary
   income **                                     1,772          81,182         237,458         82,870        118,707         76,734
Distributions from net long-term
   capital gains                               712,571         813,872              --      1,072,501      1,353,123        767,720
====================================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the six months ended February 28, 2009, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the six months ended February 28, 2009.

At February 28, 2009, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                            CALIFORNIA                     CALIFORNIA     CALIFORNIA     CALIFORNIA
                                            CALIFORNIA     PERFORMANCE      CALIFORNIA     INVESTMENT         SELECT        QUALITY
                                                 VALUE            PLUS     OPPORTUNITY        QUALITY        QUALITY         INCOME
                                                  (NCA)           (NCP)           (NCO)          (NQC)          (NVC)          (NUC)
------------------------------------------------------------------------------------------------------------------------------------
Expiration: February 28, 2017           $    4,394,352  $      399,209  $      442,824  $     518,345  $   2,317,690  $   1,333,051
====================================================================================================================================

The Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through February 28, 2009, the Funds' tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

                                                            CALIFORNIA                     CALIFORNIA     CALIFORNIA     CALIFORNIA
                                            CALIFORNIA     PERFORMANCE      CALIFORNIA     INVESTMENT         SELECT        QUALITY
                                                 VALUE            PLUS     OPPORTUNITY        QUALITY        QUALITY         INCOME
                                                  (NCA)           (NCP)           (NCO)          (NQC)          (NVC)          (NUC)
------------------------------------------------------------------------------------------------------------------------------------
Post-October capital losses             $    1,269,016  $    2,345,602  $      838,400  $   3,307,592  $      55,175  $   1,923,603
====================================================================================================================================

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund, and for California Value (NCA) a gross interest income component. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

California Value (NCA) pays an annual fund-level fee, payable monthly, of .15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a "self-deposited inverse floater" trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.

The annual fund-level fee, payable monthly, for each Fund (excluding California Value (NCA)) is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET
ASSETS  ATTRIBUTABLE TO PREFERRED SHARES)                    FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of February 28, 2009, the complex level fee rate was .2000%.

| Notes to FINANCIAL STATEMENTS (continued)

The complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but which generally includes assets attributable to preferred stock issued by or borrowings (including the issuance of commercial paper or notes) by such fund, but excludes assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent Directors that enables Directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

7. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161) In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of February 28, 2009, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

8. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on April 1, 2009, to shareholders of record on March 15, 2009, as follows:

                                                            CALIFORNIA                     CALIFORNIA     CALIFORNIA     CALIFORNIA
                                            CALIFORNIA     PERFORMANCE      CALIFORNIA     INVESTMENT         SELECT        QUALITY
                                                 VALUE            PLUS     OPPORTUNITY        QUALITY        QUALITY         INCOME
                                                  (NCA)           (NCP)           (NCO)          (NQC)          (NVC)          (NUC)
------------------------------------------------------------------------------------------------------------------------------------
Dividend per share                      $        .0380  $        .0600  $        .0615  $       .0620  $       .0655  $       .0655
====================================================================================================================================

| Financial HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

                                                                                  Investment Operations
                                                    ------------------------------------------------------------------------------
                                                                                     Distributions        Distributions
                                        Beginning                                         from Net                 from
                                           Common                           Net         Investment              Capital
                                            Share          Net        Realized/          Income to             Gains to
                                        Net Asset   Investment       Unrealized          Preferred            Preferred
                                            Value       Income      Gain (Loss)       Shareholders+        Shareholders+     Total
-----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA VALUE (NCA)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                 $    9.70   $      .23      $      (.70)               N/A                  N/A    $  (.47)
Year Ended 8/31:
2008                                         9.87          .47             (.18)               N/A                  N/A        .29
2007                                        10.14          .45             (.23)               N/A                  N/A        .22
2006                                        10.33          .46            (.13)                N/A                  N/A        .33
2005                                        10.20          .47              .21                N/A                  N/A        .68
2004                                         9.93          .48              .34                N/A                  N/A        .82

CALIFORNIA PERFORMANCE PLUS (NCP)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                     14.19          .48            (1.45)              (.12)                (.03)     (1.12)
Year Ended 8/31:
2008                                        14.77          .98             (.52)              (.25)                (.03)       .18
2007                                        15.45          .96             (.60)              (.26)                (.02)       .08
2006                                        15.79          .96             (.29)              (.23)                  --        .44
2005                                        15.53          .97              .49               (.12)                (.01)      1.33
2004                                        14.76          .99              .80               (.06)                  --       1.73
===================================================================================================================================

                                                   Less Distributions
                                       ------------------------------------------
                                                Net                                       Ending
                                         Investment           Capital                     Common
                                          Income to          Gains to                      Share        Ending
                                             Common            Common                  Net Asset        Market
                                       Shareholders      Shareholders       Total          Value         Value
--------------------------------------------------------------------------------------------------------------
CALIFORNIA VALUE (NCA)
--------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                $       (.23)     $       (.13)    $  (.36)     $    8.87     $    8.39
Year Ended 8/31:
2008                                           (.44)             (.02)       (.46)          9.70          9.63
2007                                           (.46)             (.03)       (.49)          9.87          9.65
2006                                           (.46)             (.06)       (.52)         10.14          9.67
2005                                           (.47)             (.08)       (.55)         10.33          9.92
2004                                           (.48)             (.07)       (.55)         10.20          9.27

CALIFORNIA PERFORMANCE PLUS (NCP)
--------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                        (.35)             (.09)       (.44)         12.63         10.87
Year Ended 8/31:
2008                                           (.69)             (.07)       (.76)         14.19         12.70
2007                                           (.71)             (.05)       (.76)         14.77         14.07
2006                                           (.78)               --        (.78)         15.45         14.36
2005                                           (.90)             (.17)      (1.07)         15.79         14.52
2004                                           (.96)               --        (.96)         15.53         14.26
==============================================================================================================

                                                      Preferred Shares at End of Period
                                             ----------------------------------------------------
                                               Aggregate             Liquidation
                                                  Amount              and Market            Asset
                                             Outstanding                   Value         Coverage
                                                   (000)               Per Share        Per Share
-------------------------------------------------------------------------------------------------
CALIFORNIA VALUE (NCA)
-------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                      $       N/A           $         N/A       $      N/A
Year Ended 8/31:
2008                                                 N/A                     N/A              N/A
2007                                                 N/A                     N/A              N/A
2006                                                 N/A                     N/A              N/A
2005                                                 N/A                     N/A              N/A
2004                                                 N/A                     N/A              N/A

CALIFORNIA PERFORMANCE PLUS (NCP)
-------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                           91,175                  25,000           69,865
Year Ended 8/31:
2008                                             105,075                  25,000           68,765
2007                                             106,000                  25,000           70,157
2006                                             106,000                  25,000           72,255
2005                                             106,000                  25,000           73,276
2004                                             106,000                  25,000           72,478
=================================================================================================

                                                                                        Ratios/Supplemental Data
                                                                   -----------------------------------------------------------------
                                                                                               Ratios to Average Net Assets
                                                                                                Applicable to Common Shares
                                             Total Returns                                             Before Credit
                                        ----------------------                          --------------------------------------------
                                                         Based           Ending
                                                            on              Net
                                          Based         Common           Assets
                                             on      Share Net       Applicable          Expenses         Expenses             Net
                                         Market          Asset        to Common         Including        Excluding      Investment
                                          Value**        Value**   Shares (000)          Interest++(a)    Interest++(a)     Income++
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA VALUE (NCA)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                   (9.08)%        (4.73)%   $    223,949               .72%*            .70%*          5.30%*
Year Ended 8/31:
2008                                       4.70           2.94          244,985               .69              .65            4.71
2007                                       4.74           2.11          249,022               .65              .62            4.49
2006                                       2.85           3.34          255,868               .64              .64            4.51
2005                                      13.33           6.82          260,782               .63              .63            4.54
2004                                       8.02           8.40          257,550               .65              .65            4.70

CALIFORNIA PERFORMANCE PLUS (NCP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                  (10.58)         (7.75)         163,623              1.40*            1.34*           7.72*
Year Ended 8/31:
2008                                      (4.41)          1.23          183,943              1.33             1.26            6.73
2007                                       3.21            .49          191,466              1.30             1.22            6.28
2006                                       4.42           2.97          200,359              1.23             1.23            6.28
2005                                       9.66           8.89          204,692              1.23             1.23            6.22
2004                                       9.65          12.00          201,307              1.26             1.26            6.48
====================================================================================================================================

                                                                     Ratios/Supplemental Data
                                                ----------------------------------------------------------------
                                                         Ratios to Average Net Assets
                                                          Applicable to Common Shares
                                                                After Credit***
                                                ------------------------------------------------
                                                 Expenses           Expenses                 Net      Portfolio
                                                Including          Excluding          Investment       Turnover
                                                 Interest++(a)      Interest++(a)         Income++         Rate
----------------------------------------------------------------------------------------------------------------
CALIFORNIA VALUE (NCA)
----------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                               .72%*              .70%*              5.30%*           12%
Year Ended 8/31:
2008                                                  .69                .64                4.72             22
2007                                                  .64                .61                4.51              8
2006                                                  .63                .63                4.52             20
2005                                                  .63                .63                4.54              4
2004                                                  .65                .65                4.70             28

CALIFORNIA PERFORMANCE PLUS (NCP)
----------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                              1.38*              1.32*               7.74*             6
Year Ended 8/31:
2008                                                 1.32               1.25                6.74             11
2007                                                 1.28               1.20                6.30             18
2006                                                 1.22               1.22                6.29             11
2005                                                 1.22               1.22                6.23              5
2004                                                 1.25               1.25                6.49             16
================================================================================================================

N/A Fund is not authorized to issue Preferred shares.

*     Annualized.

** Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***   After custodian fee credit, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended February 28, 2009.

                                 See accompanying notes to financial statements.

| Financial HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                                                     Investment Operations
                                                       -----------------------------------------------------------------------------
                                                                                     Distributions       Distributions
                                           Beginning                                      from Net                from
                                              Common                        Net         Investment             Capital
                                               Share          Net     Realized/          Income to            Gains to
                                           Net Asset   Investment    Unrealized          Preferred           Preferred
                                               Value       Income   Gain (Loss)       Shareholders+       Shareholders+       Total
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA OPPORTUNITY (NCO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                    $   14.32   $      .50   $     (1.36)     $        (.12)      $        (.02)     $ (1.00)
Year Ended 8/31:
2008                                           14.90         1.01          (.52)              (.26)               (.03)         .20
2007                                           15.67          .99          (.68)              (.28)                 --          .03
2006                                           16.14         1.00          (.41)              (.22)                 --          .37
2005                                           15.67         1.02           .50               (.12)                 --         1.40
2004                                           14.77         1.03           .88               (.06)                 --         1.85

CALIFORNIA INVESTMENT QUALITY (NQC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                        14.34          .49         (1.50)              (.11)               (.02)       (1.14)
Year Ended 8/31:
2008                                           14.81         1.00          (.47)              (.27)                 --****      .26
2007                                           15.48          .97          (.59)              (.26)               (.02)         .10
2006                                           15.86          .96          (.24)              (.23)               (.01)         .48
2005                                           15.65          .98           .40               (.13)               (.01)        1.24
2004                                           15.09         1.00           .70               (.06)               (.01)        1.63
====================================================================================================================================

                                                         Less Distributions
                                             -------------------------------------------
                                                      Net                                         Ending
                                               Investment           Capital                       Common
                                                Income to          Gains to                        Share            Ending
                                                   Common            Common                    Net Asset            Market
                                             Shareholders      Shareholders        Total           Value             Value
--------------------------------------------------------------------------------------------------------------------------
CALIFORNIA OPPORTUNITY (NCO)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                      $       (.35)     $       (.05)     $  (.40)      $   12.92         $   10.77
Year Ended 8/31:
2008                                                 (.71)             (.07)        (.78)          14.32             12.85
2007                                                 (.80)               --         (.80)          14.90             14.36
2006                                                 (.84)               --         (.84)          15.67             15.36
2005                                                 (.93)               --         (.93)          16.14             15.61
2004                                                 (.95)               --         (.95)          15.67             14.45

CALIFORNIA INVESTMENT QUALITY (NQC)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                              (.36)             (.19)        (.55)          12.65             11.09
Year Ended 8/31:
2008                                                 (.72)             (.01)        (.73)          14.34             13.08
2007                                                 (.70)             (.07)        (.77)          14.81             13.74
2006                                                 (.80)             (.06)        (.86)          15.48             14.63
2005                                                 (.92)             (.11)       (1.03)          15.86             15.10
2004                                                 (.97)             (.10)       (1.07)          15.65             14.80
==========================================================================================================================

                                                                 Preferred Shares at End of Period
                                                          ----------------------------------------------
                                                                 Aggregate     Liquidation
                                                                    Amount      and Market         Asset
                                                               Outstanding           Value      Coverage
                                                                     (000)       Per Share     Per Share
--------------------------------------------------------------------------------------------------------
CALIFORNIA OPPORTUNITY (NCO)
--------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                                   $         58,900     $    25,000     $  69,771
Year Ended 8/31:
2008                                                                68,000          25,000        68,002
2007                                                                68,000          25,000        69,753
2006                                                                68,000          25,000        71,982
2005                                                                68,000          25,000        73,377
2004                                                                68,000          25,000        71,964

CALIFORNIA INVESTMENT QUALITY (NQC)
--------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                                             94,925          25,000        70,256
Year Ended 8/31:
2008                                                               108,650          25,000        69,816
2007                                                               112,000          25,000        69,881
2006                                                               112,000          25,000        71,929
2005                                                               112,000          25,000        73,091
2004                                                               112,000          25,000        72,435
========================================================================================================

                                                                                        Ratios/Supplemental Data
                                                                    ----------------------------------------------------------------
                                                                                                Ratios to Average Net Assets
                                                                                                 Applicable to Common Shares
                                               Total Returns                                            Before Credit
                                          ---------------------                       ----------------------------------------------
                                                          Based           Ending
                                                             on              Net
                                             Based       Common           Assets
                                                on    Share Net       Applicable       Expenses          Expenses              Net
                                            Market        Asset        to Common      Including         Excluding       Investment
                                             Value**      Value**   Shares (000)       Interest++(a)     Interest++(a)      Income++
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA OPPORTUNITY (NCO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                     (12.83)%      (6.85)%   $    105,482           1.48%*            1.44%*           8.00%*
Year Ended 8/31:
2008                                         (5.15)        1.35          116,964           1.36              1.28             6.84
2007                                         (1.62)         .07          121,728           1.31              1.26             6.37
2006                                          4.02         2.47          127,792           1.26              1.26             6.43
2005                                         15.00         9.19          131,587           1.25              1.25             6.42
2004                                         10.63        12.86          127,743           1.28              1.28             6.72

CALIFORNIA INVESTMENT QUALITY (NQC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                     (10.59)       (7.70)         171,836           1.47*             1.30*            7.87*
Year Ended 8/31:
2008                                           .53         1.78          194,772           1.39              1.24             6.77
2007                                         (1.03)         .57          201,067           1.34              1.22             6.32
2006                                          2.73         3.21          210,242           1.22              1.22             6.28
2005                                          9.33         8.18          215,446           1.21              1.21             6.24
2004                                          8.94        11.11          212,509           1.22              1.22             6.48
====================================================================================================================================

                                                                       Ratios/Supplemental Data
                                                -------------------------------------------------------------------
                                                           Ratios to Average Net Assets
                                                            Applicable to Common Shares
                                                                  After Credit***
                                                --------------------------------------------------
                                                 Expenses             Expenses                 Net        Portfolio
                                                 Including            Excluding          Investment        Turnover
                                                 Interest++(a)        Interest++(a)         Income++           Rate
--------------------------------------------------------------------------------------------------------------------
CALIFORNIA OPPORTUNITY (NCO)
--------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                              1.46%*               1.42%*              8.02%*              4%
Year Ended 8/31:
2008                                                 1.35                 1.27                6.85                8
2007                                                 1.29                 1.24                6.39               10
2006                                                 1.24                 1.24                6.45               18
2005                                                 1.25                 1.25                6.43                7
2004                                                 1.28                 1.28                6.73               13

CALIFORNIA INVESTMENT QUALITY (NQC)
--------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                              1.46*                1.28*               7.88*               6
Year Ended 8/31:
2008                                                 1.38                 1.24                6.78               15
2007                                                 1.32                 1.20                6.33               12
2006                                                 1.21                 1.21                6.29               11
2005                                                 1.20                 1.20                6.25                5
2004                                                 1.22                 1.22                6.49               20
====================================================================================================================

*     Annualized.

** Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***   After custodian fee credit, where applicable.

****  Rounds to less than $.01 per share.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended February 28, 2009.

                                 See accompanying notes to financial statements.

| Financial HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                                                   Investment Operations
                                                        ---------------------------------------------------------------------------
                                                                                      Distributions    Distributions
                                          Beginning                                        from Net             from
                                             Common                             Net      Investment          Capital
                                              Share            Net        Realized/       Income to         Gains to
                                          Net Asset     Investment       Unrealized       Preferred        Preferred
                                              Value         Income      Gain (Loss)    Shareholders+    Shareholders+        Total
-----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA SELECT QUALITY (NVC)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                   $   14.31     $      .50      $     (1.41)  $        (.11)   $        (.03)      $ (1.05)
Year Ended 8/31:
2008                                          14.75           1.01             (.42)           (.26)            (.02)          .31
2007                                          15.49            .98             (.64)           (.27)            (.01)          .06
2006                                          15.98            .99             (.27)           (.22)            (.02)          .48
2005                                          15.63           1.02              .53            (.13)            (.01)         1.41
2004                                          14.93           1.04              .77            (.06)            (.01)         1.74

CALIFORNIA QUALITY INCOME (NUC)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                       14.73            .52            (1.28)           (.12)            (.03)         (.91)
Year Ended 8/31:
2008                                          14.93           1.04             (.23)           (.29)              --           .52
2007                                          15.60           1.01             (.59)           (.28)            (.01)          .13
2006                                          16.03           1.02             (.35)           (.23)              --****       .44
2005                                          15.49           1.04              .69            (.13)            (.01)         1.59
2004                                          14.85           1.05              .73            (.07)             --****       1.71
===================================================================================================================================

                                                          Less Distributions
                                            -------------------------------------------
                                                     Net                                          Ending
                                              Investment          Capital                         Common
                                               Income to         Gains to                          Share         Ending
                                                  Common           Common                      Net Asset         Market
                                            Shareholders     Shareholders         Total            Value          Value
-----------------------------------------------------------------------------------------------------------------------
CALIFORNIA SELECT QUALITY (NVC)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                     $       (.36)    $       (.18)    $    (.54)      $    12.72       $  10.78
Year Ended 8/31:
2008                                                (.70)            (.05)         (.75)           14.31          12.88
2007                                                (.75)            (.05)         (.80)           14.75          13.97
2006                                                (.85)            (.12)         (.97)           15.49          15.25
2005                                                (.96)            (.10)        (1.06)           15.98          15.69
2004                                                (.97)            (.07)        (1.04)           15.63          14.81

CALIFORNIA QUALITY INCOME (NUC)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                             (.37)            (.16)         (.53)           13.29          11.21
Year Ended 8/31:
2008                                                (.72)              --          (.72)           14.73          13.08
2007                                                (.77)            (.03)         (.80)           14.93          14.08
2006                                                (.84)            (.03)         (.87)           15.60          15.28
2005                                                (.97)            (.08)        (1.05)           16.03          15.73
2004                                               (1.02)            (.05)        (1.07)           15.49          15.00
-----------------------------------------------------------------------------------------------------------------------

                                                                  Preferred Shares at End of Period
                                                           -----------------------------------------------
                                                             Aggregate           Liquidation
                                                                Amount            and Market         Asset
                                                           Outstanding                 Value      Coverage
                                                                 (000)             Per Share     Per Share
----------------------------------------------------------------------------------------------------------
CALIFORNIA SELECT QUALITY (NVC)
----------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                                    $   164,150           $    25,000     $  69,779
Year Ended 8/31:
2008                                                           176,375                25,000        71,905
2007                                                           192,000                25,000        69,414
2006                                                           192,000                25,000        71,632
2005                                                           192,000                25,000        73,058
2004                                                           192,000                25,000        71,997

CALIFORNIA QUALITY INCOME (NUC)
----------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                                        165,025                25,000        69,292
Year Ended 8/31:
2008                                                           176,900                25,000        70,839
2007                                                           185,000                25,000        69,427
2006                                                           185,000                25,000        71,364
2005                                                           185,000                25,000        72,669
2004                                                           185,000                25,000        71,064
==========================================================================================================

                                                                                          Ratios/Supplemental Data
                                                                      -------------------------------------------------------------
                                                                                                 Ratios to Average Net Assets
                                                                                                 Applicable to Common Shares
                                             Total Returns                                               Before Credit
                                      --------------------------                      ---------------------------------------------
                                                           Based            Ending
                                                              on               Net
                                           Based          Common            Assets
                                              on       Share Net        Applicable     Expenses         Expenses              Net
                                          Market           Asset         to Common    Including        Excluding       Investment
                                           Value**         Value**    Shares (000)     Interest++(a)    Interest++(a)      Income++
-----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA SELECT QUALITY (NVC)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                   (11.80)%         (7.09)%    $    294,019         1.39%*           1.28%*           8.08%*
Year Ended 8/31:
2008                                       (2.52)           2.07           330,915         1.32             1.22             6.90
2007                                       (3.40)            .29           341,102         1.28             1.19             6.36
2006                                        3.63            3.21           358,131         1.20             1.20             6.38
2005                                       13.70            9.33           369,087         1.19             1.19             6.44
2004                                       12.38           11.97           360,938         1.21             1.21             6.78

CALIFORNIA QUALITY INCOME (NUC)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                    (9.94)          (5.94)          292,373         1.37*            1.27*            8.00*
Year Ended 8/31:
2008                                       (2.12)           3.51           324,354         1.33             1.23             6.93
2007                                       (2.92)            .74           328,756         1.28             1.20             6.51
2006                                        2.90            2.96           343,096         1.21             1.21             6.54
2005                                       12.30           10.57           352,752         1.20             1.20             6.62
2004                                        9.67           11.76           340,873         1.22             1.22             6.89
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      Ratios/Supplemental Data
                                                 -----------------------------------------------------------------
                                                           Ratios to Average Net Assets
                                                           Applicable to Common Shares
                                                                 After Credit***
                                                 ------------------------------------------------
                                                  Expenses           Expenses                 Net       Portfolio
                                                 Including          Excluding          Investment        Turnover
                                                  Interest++(a)      Interest++(a)         Income++          Rate
------------------------------------------------------------------------------------------------------------------
CALIFORNIA SELECT QUALITY (NVC)
------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                               1.37%*             1.25%*              8.10%*             6%
Year Ended 8/31:
2008                                                  1.31               1.21                6.91              13
2007                                                  1.26               1.17                6.37              16
2006                                                  1.19               1.19                6.39              16
2005                                                  1.18               1.18                6.44               8
2004                                                  1.20               1.20                6.78              14

CALIFORNIA QUALITY INCOME (NUC)
------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                               1.35*              1.25*               8.02*              6
Year Ended 8/31:
2008                                                  1.32               1.22                6.94              10
2007                                                  1.27               1.18                6.53              16
2006                                                  1.20               1.20                6.55              12
2005                                                  1.20               1.20                6.63               6
2004                                                  1.21               1.21                6.89              16
==================================================================================================================

*     Annualized.

** Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***   After custodian fee credit, where applicable.

****  Rounds to less than $.01 per share.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended February 28, 2009.

                                 See accompanying notes to financial statements.

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                      NUMBER              PRINCIPAL
                                                       YEAR FIRST     OF PORTFOLIOS       OCCUPATION(S)
        NAME,                                          ELECTED OR     IN FUND COMPLEX     INCLUDING OTHER
        BIRTHDATE                  POSITION(S) HELD    APPOINTED      OVERSEEN BY         DIRECTORSHIPS
        & ADDRESS                  WITH THE FUNDS      AND TERM(1)    BOARD MEMBER        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o       ROBERT P. BREMNER                                                                 Private Investor and Management
        8/22/40                    Chairman of                                            Consultant; Treasurer and Director,
        333 W. Wacker Drive        the Board            1997          193                 Humanities Council of Washington D.C.
        Chicago, IL 60606          and Board member

o       JACK B. EVANS                                                                     President, The Hall-Perrine Foundation, a
        10/22/48                                                                          private philanthropic corporation (since
        333 W. Wacker Drive        Board member         1999          193                 1996); Director and Vice Chairman, United
        Chicago, IL 60606                                                                 Fire Group, a publicly held company;
                                                                                          Member of the Board of Regents for the
                                                                                          State of Iowa University System; Director,
                                                                                          Gazette Companies; Life Trustee of Coe
                                                                                          College and Iowa College Foundation;
                                                                                          Member of the Advisory Council of the
                                                                                          Department of Finance in the Tippie
                                                                                          College of Business, University of Iowa;
                                                                                          formerly, Director, Alliant Energy;
                                                                                          formerly, Director, Federal Reserve Bank
                                                                                          of Chicago; formerly, President and Chief
                                                                                          Operating Officer, SCI Financial Group,
                                                                                          Inc., a regional financial services firm.

o       WILLIAM C. HUNTER                                                                 Dean, Tippie College of Business,
        3/6/48                                                                            University of Iowa (since July 2006);
        333 W. Wacker Drive        Board member         2004          193                 formerly, Dean and Distinguished Professor
        Chicago, IL 60606                                                                 of Finance, School of Business at the
                                                                                          University of Connecticut (2003-2006);
                                                                                          previously, Senior Vice President and
                                                                                          Director of Research at the Federal
                                                                                          Reserve Bank of Chicago (1995-2003);
                                                                                          Director (since 2004) of Xerox
                                                                                          Corporation; Director (since 2005), Beta
                                                                                          Gamma Sigma International Honor Society;
                                                                                          Director, SS&C Technologies, Inc. (May
                                                                                          2005-October 2005); formerly Director
                                                                                          (1997-2007), Credit Research Center at
                                                                                          Georgetown University.

o       DAVID J. KUNDERT                                                                  Director, Northwestern Mutual Wealth
        10/28/42                                                                          Management Company; Retired (since 2004)
        333 W. Wacker Drive        Board member         2005          193                 as Chairman, JPMorgan Fleming Asset
        Chicago, IL 60606                                                                 Management, President and CEO, Banc One
                                                                                          Investment Advisors Corporation, and
                                                                                          President, One Group Mutual Funds; prior
                                                                                          thereto, Executive Vice President, Banc
                                                                                          One Corporation and Chairman and CEO, Banc
                                                                                          One Investment Management Group; Member,
                                                                                          Board of Regents, Luther College; member
                                                                                          of the Wisconsin Bar Association; member
                                                                                          of Board of Directors, Friends of Boerner
                                                                                          Botanical Gardens; member of Investment
                                                                                          Committee, Greater Milwaukee Foundation.

o       WILLIAM J. SCHNEIDER                                                              Chairman of Miller-Valentine Partners
        9/24/44                                                                           Ltd., a real estate investment company;
        333 W. Wacker Drive        Board member         1997          193                 Senior Partner and Chief Operating Officer
        Chicago, IL 60606                                                                 (retired, 2004) of Miller-Valentine Group;
                                                                                          Member, University of Dayton Business
                                                                                          School Advisory Council; member, Dayton
                                                                                          Philharmonic Orchestra Board; formerly,
                                                                                          member, Business Advisory Council,
                                                                                          Cleveland Federal Reserve Bank; formerly,
                                                                                          Director, Dayton Development Coalition.

                                                                      NUMBER              PRINCIPAL
                                                        YEAR FIRST    OF PORTFOLIOS       OCCUPATION(S)
        NAME,                                           ELECTED OR    IN FUND COMPLEX     INCLUDING OTHER
        BIRTHDATE                  POSITION(S) HELD     APPOINTED     OVERSEEN BY         DIRECTORSHIPS
        & ADDRESS                  WITH THE FUNDS       AND TERM(1)   BOARD MEMBER        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o       JUDITH M. STOCKDALE                                                               Executive Director, Gaylord and Dorothy
        12/29/47                                                                          Donnelley Foundation (since 1994); prior
        333 W. Wacker Drive        Board member         1997          193                 thereto, Executive Director, Great Lakes
        Chicago, IL 60606                                                                 Protection Fund (from 1990 to 1994).

o       CAROLE E. STONE                                                                   Director, Chicago Board Options Exchange
        6/28/47                                                                           (since 2006); Commissioner, New York State
        333 W. Wacker Drive        Board member         2007          193                 Commission on Public Authority Reform
        Chicago, IL 60606                                                                 (since 2005); formerly, Chair New York
                                                                                          Racing Association Oversight Board
                                                                                          (2005-2007); formerly, Director, New York
                                                                                          State Division of the Budget (2000-2004),
                                                                                          Chair, Public Authorities Control Board
                                                                                          (2000-2004) and Director, Local Government
                                                                                          Assistance Corporation (2000-2004).

o       TERENCE J. TOTH                                                                   Director, Legal & General Investment
        9/29/59                                                                           Management America, Inc. (since 2008);
        333 W. Wacker Drive        Board Member         2008          193                 Managing Partner, Musso Capital Management
        Chicago, IL 60606                                                                 (since 2008); Private Investor (since
                                                                                          2007); CEO and President, Northern Trust
                                                                                          Investments (2004-2007); Executive Vice
                                                                                          President, Quantitative Management &
                                                                                          Securities Lending (2004-2007); prior
                                                                                          thereto, various positions with Northern
                                                                                          Trust Company (since 1994); Member:
                                                                                          Goodman Theatre Board (Since 2004);
                                                                                          Chicago Fellowship Boards (since 2005),
                                                                                          University of Illinois Leadership Council
                                                                                          Board (since 2007) and Catalyst Schools of
                                                                                          Chicago Board (since 2008); formerly
                                                                                          Member: Northern Trust Mutual Funds Board
                                                                                          (2005-2007), Northern Trust Investments
                                                                                          Board (2004-2007), Northern Trust Japan
                                                                                          Board (2004-2007), Northern Trust
                                                                                          Securities Inc. Board (2003-2007) and
                                                                                          Northern Trust Hong Kong Board
                                                                                          (1997-2004).

INTERESTED BOARD MEMBER:

o       JOHN P. AMBOIAN                                                                   Chief Executive Officer (since July 2007)
        6/14/61                                                                           and Director (since 1999) of Nuveen
        333 W. Wacker Drive        Board Member         2008          193                 Investments, Inc.; Chief Executive Officer
        Chicago, IL 60606                                                                 (since 2007) of Nuveen Asset Management,
                                                                                          Rittenhouse Asset Management, Nuveen
                                                                                          Investments Advisors, Inc. formerly,
                                                                                          President (1999-2004) of Nuveen Advisory
                                                                                          Corp. and Nuveen Institutional Advisory
                                                                                          Corp.(3)

                                                                      NUMBER
                                                                      OF PORTFOLIOS
        NAME,                                           YEAR FIRST    IN FUND COMPLEX     PRINCIPAL
        BIRTHDATE                  POSITION(S) HELD     ELECTED OR    OVERSEEN BY         OCCUPATION(S)
        & ADDRESS                  WITH THE FUNDS       APPOINTED(4)  OFFICER             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o       GIFFORD R. ZIMMERMAN                                                              Managing Director (since 2002), Assistant
        9/9/56                     Chief                                                  Secretary and Associate General Counsel of
        333 W. Wacker Drive        Administrative       1988          193                 Nuveen Investments, LLC; Managing Director
        Chicago, IL 60606          Officer                                                (since 2002), Associate General Counsel
                                                                                          and Assistant Secretary, of Nuveen Asset
                                                                                          Management; Vice President and Assistant
                                                                                          Secretary of NWQ Investment Management
                                                                                          Company, LLC. (since 2002), Nuveen
                                                                                          Investments Advisers Inc. (since 2002),
                                                                                          Symphony Asset Management LLC, and NWQ
                                                                                          Investment Management Company, LLC (since
                                                                                          2003), Tradewinds Global Investors, LLC,
                                                                                          and Santa Barbara Asset Management, LLC
                                                                                          (since 2006), Nuveen HydePark Group LLC
                                                                                          and Nuveen Investment Solutions, Inc.
                                                                                          (since 2007); Managing Director (since
                                                                                          2004) and Assistant Secretary (since 1994)
                                                                                          of Nuveen Investments, Inc.; formerly,
                                                                                          Managing Director (2002-2004), General
                                                                                          Counsel (1998-2004) and Assistant
                                                                                          Secretary of Nuveen Advisory Corp. and
                                                                                          Nuveen Institutional Advisory Corp.(3);
                                                                                          Chartered Financial Analyst.

o       WILLIAM ADAMS IV                                                                  Executive Vice President of Nuveen
        6/9/55                                                                            Investments, Inc.; Executive Vice
        333 W. Wacker Drive                                                               President, U.S. Structured Products of
        Chicago, IL 60606          Vice President       2007          121                 Nuveen Investments, LLC, (since 1999),
                                                                                          prior thereto, Managing Director of
                                                                                          Structured Investments.

o       MARK J.P. ANSON                                                                   President and Executive Director of Nuveen
        6/10/59                                                                           Investments, Inc. (since 2007); President
        333 W. Wacker Drive        Vice President       2009          193                 of Nuveen Investments Institutional
        Chicago, IL 60606                                                                 Services Group LLC (since 2007);
                                                                                          previously, Chief Executive Officer of the
                                                                                          British Telecom Pension Scheme (2006-2007)
                                                                                          and Chief Investment Officer of Calpers
                                                                                          (1999-2006); PhD, Chartered Financial
                                                                                          Analyst, Chartered Alternative Investment
                                                                                          Analyst, Certified Public Accountant,
                                                                                          Certified Management Accountant and
                                                                                          Certified Internal Auditor.

o       CEDRIC H. ANTOSIEWICZ                                                             Managing Director, (since 2004)
        1/11/62                                                                           previously, Vice President (1993-2004) of
        333 W. Wacker Drive        Vice President       2007          121                 Nuveen Investments, LLC.
        Chicago, IL 60606

o       NIZIDA ARRIAGA                                                                    Vice President of Nuveen Investments, LLC
        6/1/68                                                                            (since 2007); previously, Portfolio
        333 W. Wacker Drive        Vice President       2009          193                 Manager, Allstate Investments, LLC
        Chicago, IL 60606                                                                 (1996-2006); Chartered Financial Analyst.

o       MICHAEL T. ATKINSON                                                               Vice President (since 2002) of Nuveen
        2/3/66                     Vice President                                         Investments, LLC.; Vice President of
        333 W. Wacker Drive        and Assistant        2000          193                 Nuveen Asset Management (since 2005).
        Chicago, IL 60606          Secretary

o       MARGO L. COOK                                                                     Executive Vice President (since Oct 2008)
        4/11/64                                                                           of Nuveen Investments, Inc.; previously,
        333 W. Wacker Drive        Vice President       2009          193                 Head of Institutional Asset Management
        Chicago, IL 60606                                                                 (2007-2008) of Bear Stearns Asset
                                                                                          Management; Head of Institutional Asset
                                                                                          Mgt (1986-2007) of Bank of NY Mellon;
                                                                                          Chartered Financial Analyst.

o       LORNA C. FERGUSON                                                                 Managing Director (since 2004), formerly,
        10/24/45                                                                          Vice President of Nuveen Investments, LLC;
        333 W. Wacker Drive        Vice President       1998          193                 Managing Director (since 2005) of Nuveen
        Chicago, IL 60606                                                                 Asset Management; Managing Director
                                                                                          (2004-2005), formerly, Vice President
                                                                                          (1998-2004) of Nuveen Advisory Corp. and
                                                                                          Nuveen Institutional Advisory Corp.(3)

                                                                      NUMBER
                                                                      OF PORTFOLIOS
        NAME,                                           YEAR FIRST    IN FUND COMPLEX     PRINCIPAL
        BIRTHDATE                  POSITION(S) HELD     ELECTED OR    OVERSEEN BY         OCCUPATION(S)
        & ADDRESS                  WITH THE FUNDS       APPOINTED(4)  OFFICER             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o       STEPHEN D. FOY                                                                    Vice President (since 1993) and Funds
        5/31/54                    Vice President                                         Controller (since 1998) of Nuveen
        333 W. Wacker Drive        and Controller       1998          193                 Investments, LLC; Vice President (since
        Chicago, IL 60606                                                                 2005) of Nuveen Asset Management;
                                                                                          Certified Public Accountant.

o       WILLIAM T. HUFFMAN                                                                Chief Operating Officer, Municipal Fixed
        5/7/69                                                                            Income (since 2008) of Nuveen Asset
        333 W. Wacker Drive        Vice President       2009          193                 Management; previously, Chairman,
        Chicago, IL 60606                                                                 President and Chief Executive Officer
                                                                                          (2002 - 2007) of Northern Trust Global
                                                                                          Advisors, Inc. and Chief Executive Officer
                                                                                          (2007) of Northern Trust Global
                                                                                          Investments Limited; CPA.

o       WALTER M. KELLY                                                                   Senior Vice President (since 2008), Vice
        2/24/70                    Chief Compliance                                       President (2006-2008) formerly, Assistant
        333 W. Wacker Drive        Officer and          2003          193                 Vice President and Assistant General
        Chicago, IL 60606          Vice President                                         Counsel (2003-2006) of Nuveen Investments,
                                                                                          LLC; Vice President (since 2006) and
                                                                                          Assistant Secretary (since 2008) of Nuveen
                                                                                          Asset Management.

o       DAVID J. LAMB                                                                     Senior Vice President (since 2009),
        3/22/63                                                                           formerly Vice President (2000-2009) of
        333 W. Wacker Drive        Vice President       2000          193                 Nuveen Investments, LLC; Vice President of
        Chicago, IL 60606                                                                 Nuveen Asset Management (since 2005);
                                                                                          Certified Public Accountant.

0       TINA M. LAZAR                                                                     Senior Vice President (since 2009),
        8/27/61                                                                           formerly, Vice President of Nuveen
        333 W. Wacker Drive        Vice President       2002          193                 Investments, LLC (1999-2009); Vice
        Chicago, IL 60606                                                                 President of Nuveen Asset Management
                                                                                          (since 2005).

o       LARRY W. MARTIN                                                                   Vice President, Assistant Secretary and
        7/27/51                    Vice President                                         Assistant General Counsel of Nuveen
        333 W. Wacker Drive        and Assistant        1988          193                 Investments, LLC; Vice President (since
        Chicago, IL 60606          Secretary                                              2005) and Assistant Secretary of Nuveen
                                                                                          Investments, Inc.; Vice President (since
                                                                                          2005) and Assistant Secretary (since 1997)
                                                                                          of Nuveen Asset Management; Vice President
                                                                                          and Assistant Secretary of Nuveen
                                                                                          Investments Advisers Inc. (since 2002);
                                                                                          NWQ Investment Management Company, LLC
                                                                                          (since 2002), Symphony Asset Management
                                                                                          LLC (since 2003), Tradewinds Global
                                                                                          Investors, LLC, Santa Barbara Asset
                                                                                          Management LLC (since 2006) and of Nuveen
                                                                                          HydePark Group, LLC and Nuveen Investment
                                                                                          Solutions, Inc. (since 2007); formerly,
                                                                                          Vice President and Assistant Secretary of
                                                                                          Nuveen Advisory Corp. and Nuveen
                                                                                          Institutional Advisory Corp.(3)

o       KEVIN J. MCCARTHY                                                                 Managing Director (since 2008), formerly,
        3/26/66                    Vice President                                         Vice President (2007-2008), Nuveen
        333 W. Wacker Drive        and Secretary        2007          193                 Investments, LLC; Vice President, and
        Chicago, IL 60606                                                                 Assistant Secretary, Nuveen Asset
                                                                                          Management, Rittenhouse Asset Management,
                                                                                          Inc., Nuveen Investment Advisers Inc.,
                                                                                          Nuveen Investment Institutional Services
                                                                                          Group LLC, NWQ Investment Management
                                                                                          Company, LLC, Tradewinds Global Investors
                                                                                          LLC, NWQ Holdings, LLC, Symphony Asset
                                                                                          Management LLC, Santa Barbara Asset
                                                                                          Management LLC, Nuveen HydePark Group, LLC
                                                                                          and Nuveen Investment Solutions, Inc.
                                                                                          (since 2007); prior thereto, Partner,
                                                                                          Bell, Boyd & Lloyd LLP (1997-2007).

                                                                      NUMBER
                                                                      OF PORTFOLIOS
        NAME,                                           YEAR FIRST    IN FUND COMPLEX     PRINCIPAL
        BIRTHDATE                  POSITION(S) HELD     ELECTED OR    OVERSEEN BY         OCCUPATION(S)
        & ADDRESS                  WITH THE FUNDS       APPOINTED(4)  OFFICER             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o       JOHN V. MILLER                                                                    Managing Director (since 2007), formerly,
        4/10/67                                                                           Vice President (2002-2007) of Nuveen Asset
        333 W. Wacker Drive        Vice President       2007          193                 Management and Nuveen Investments, LLC;
        Chicago, IL 60606                                                                 Chartered Financial Analyst.

o       GREGORY MINO                                                                      Vice President of Nuveen Investments, LLC
        1/4/71                                                                            (since 2008); previously, Director
        333 W. Wacker Drive        Vice President       2009          193                 (2004-2007) and Executive Director
        Chicago, IL 60606                                                                 (2007-2008) of UBS Global Asset
                                                                                          Management; previously, Vice President
                                                                                          (2000-2003) and Director (2003-2004) of
                                                                                          Merrill Lynch Investment Managers;
                                                                                          Chartered Financial Analyst.

o       CHRISTOPHER M. ROHRBACHER                                                         Vice President, Nuveen Investments, LLC
        8/1/71                     Vice President                                         (since 2008); Vice President and Assistant
        333 W. Wacker Drive        and Assistant        2008          193                 Secretary, Nuveen Asset Management (since
        Chicago, IL 60606          Secretary                                              2008); prior thereto, Associate, Skadden,
                                                                                          Arps, Slate Meagher & Flom LLP
                                                                                          (2002-2008).

o       JAMES F. RUANE                                                                    Vice President, Nuveen Investments, LLC
        7/3/62                     Vice President                                         (since 2007); prior thereto, Partner,
        333 W. Wacker Drive        and Assistant        2007          193                 Deloitte & Touche USA LLP (2005-2007),
        Chicago, IL 60606          Secretary                                              formerly, senior tax manager (2002-2005);
                                                                                          Certified Public Accountant.

o       MARK L. WINGET                                                                    Vice President, Nuveen Investments, LLC
        12/21/68                   Vice President                                         (since 2008); Vice President and Assistant
        333 W. Wacker Drive        and Assistant        2008          193                 Secretary, Nuveen Asset Management (since
        Chicago, IL 60606          Secretary                                              2008); prior thereto, Counsel, Vedder
                                                                                          Price P.C. (1997-2007).

(1) Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NOTES

Glossary of TERMS USED in this REPORT

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in common share NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

O TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

COMMON AND PREFERRED SHARE INFORMATION

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or preferred stock as shown in the accompanying table:

                COMMON SHARES              PREFERRED SHARED
FUND              REPURCHASED                      REDEEMED

NCP                    14,500                           350
NCO                     6,600                           364
NVC                    20,200                           205
NUC                    17,900                            --

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

BOARD OF DIRECTORS
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Nuveen Investments:
--------------------------------------------------------------------------------
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $119 billion of assets on December 31, 2008.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:                   www.nuveen.com/cef

                                                    Share prices
                                                    Fund details
                                                    Daily financial news
                                                    Investor education
                                                    Interactive planning tools

EAN-A-0209D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

             Nuveen California Performance Plus Municipal Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                          AUDIT FEES BILLED         AUDIT-RELATED FEES         TAX FEES            ALL OTHER FEES
FISCAL YEAR ENDED                             TO FUND (1)           BILLED TO FUND (2)    BILLED TO FUND (3)     BILLED TO FUND (4)
------------------------------------------------------------------------------------------------------------------------------------
February 28, 2009(5)                           $ 16,334                    $ 0                   $ 0                  $ 1,700
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                  0%                     0%                    0%                       0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
August 31, 2008                                $ 16,280                    $ 0                   $ 0                  $ 3,300
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                  0%                     0%                    0%                       0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

(5)  Fund changed fiscal year from August to February starting in 2009.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                             AUDIT-RELATED FEES     TAX FEES BILLED TO       ALL OTHER FEES
                                            BILLED TO ADVISER AND        ADVISER AND        BILLED TO ADVISER
                                                AFFILIATED FUND       AFFILIATED FUND      AND AFFILIATED FUND
                                               SERVICE PROVIDERS     SERVICE PROVIDERS      SERVICE PROVIDERS
--------------------------------------------------------------------------------------------------------------
February 28, 2009(1)                                $ 0                    $ 0                   $ 0
--------------------------------------------------------------------------------------------------------------
Percentage approved                                  0%                     0%                    0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------
August 31, 2008                                     $ 0                    $ 0                   $ 0
--------------------------------------------------------------------------------------------------------------
Percentage approved                                  0%                     0%                    0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------

(1)  Fund changed fiscal year from August to February starting in 2009.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                                 TOTAL NON-AUDIT FEES
                                                                  BILLED TO ADVISER AND
                                                                 AFFILIATED FUND SERVICE    TOTAL NON-AUDIT FEES
                                                                  PROVIDERS (ENGAGEMENTS   BILLED TO ADVISER AND
                                                                 RELATED DIRECTLY TO THE  AFFILIATED FUND SERVICE
                                          TOTAL NON-AUDIT FEES  OPERATIONS AND FINANCIAL    PROVIDERS (ALL OTHER
                                              BILLED TO FUND      REPORTING OF THE FUND)        ENGAGEMENTS)           TOTAL
------------------------------------------------------------------------------------------------------------------------------
February 28, 2009(1)                                 $ 1,700                $ 0                     $ 0                $ 1,700
August 31, 2008                                      $ 3,300                $ 0                     $ 0                $ 3,300

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

(1)  Fund changed fiscal year from August to February starting in 2009.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                  FUND
Scott R. Romans       Nuveen California Performance Plus Municipal  Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                   TYPE OF ACCOUNT                                NUMBER OF
PORTFOLIO MANAGER  MANAGED                           ACCOUNTS     ASSETS*
--------------------------------------------------------------------------------
Scott R. Romans    Registered Investment Company     28           $5.097 billion
                   Other Pooled Investment Vehicles  0            $0
                   Other Accounts                    3            $.381 million

* Assets are as of February 28, 2009. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing the manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of February 28, 2009, the S&P/Investortools Municipal Bond index was comprised of 51,571 securities with an aggregate current market value of $1,024 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors led by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of February 28, 2009, the portfolio manager beneficially owned the following dollar range of equity securities issued by the registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                                         DOLLAR
                                                                                                         RANGE OF
                                                                                                         EQUITY
                                                                                                         SECURITIES
                                                                                                         BENEFICIALLY
                                                                                                         OWNED IN
                                                                                                         THE
                                                                                                         REMAINDER
                                                                                            DOLLAR       OF NUVEEN
                                                                                            RANGE OF     FUNDS
                                                                                            EQUITY       MANAGED BY
                                                                                            SECURITIES   NAM'S
                                                                                            BENEFICIALLY MUNICIPAL
NAME OF PORTFOLIO                                                                           OWNED IN     INVESTMENT
MANAGER             FUND                                                                    FUND         TEAM
-------------------------------------------------------------------------------------------------------------------------
Scott R. Romans     Nuveen California Performance Plus Municipal  Fund, Inc.                $0           $10,001--$50,000

PORTFOLIO MANAGER BIO:

Scott R. Romans, PhD, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds most of which are state funds covering California and other western states. He has been Vice President of NAM since 2004, Portfolio Manager since 2003, and was, formerly, Assistant Vice President (2003-2004) and Senior Analyst (2000-2003). Currently, he manages investments for 29 Nuveen-sponsored investment companies. He holds an undergraduate degree from the University of Pennsylvania and an MA and PhD from the University of Chicago.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*                    (a)                   (b)          (c)                         (d)*
                           TOTAL NUMBER OF       AVERAGE      TOTAL NUMBER OF SHARES      MAXIMUM NUMBER (OR
                           SHARES (OR            PRICE        (OR UNITS) PURCHASED AS     APPROXIMATE DOLLAR VALUE) OF
                           UNITS)                PAID PER     PART OF PUBLICLY            SHARES (OR UNITS) THAT MAY YET
                           PURCHASED             SHARE (OR    ANNOUNCED PLANS OR          BE PURCHASED UNDER THE PLANS OR
                                                 UNIT)        PROGRAMS                    PROGRAMS
AUGUST 7-31, 2008               0                                  0                      1,295,000

SEPTEMBER 1-30, 2008            0                                  0                      1,295,000

OCTOBER 1-31, 2008              0                                  0                      1,295,000

NOVEMBER 1-30, 2008             0                                  0                      1,295,000

DECEMBER 1-31, 2008             0                                  0                      1,295,000

JANUARY 1-31, 2009              0                                  0                      1,295,000

FEBRUARY 1-28, 2009        14,500                $10.06       14,500                      1,280,500

TOTAL                      14,500

* The registrant's repurchase program, which authorized the repurchase of 1,295,000 shares, was announced on August 7, 2008. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Performance Plus Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: May 8, 2009
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: May 8, 2009
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: May 8, 2009
    -------------------------------------------------------------------